As filed with the Securities and Exchange Commission on January 29, 2015


                                                             File Nos.   2-48227
                                                                       811-02383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No.


                      Post-Effective Amendment No. 133        X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 111                X

                               AB BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                              Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)


      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on January 30, 2015 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 133 relates solely to the Class A, Class C and Advisor Class shares, as applicable, of the AB Tax-Aware Fixed Income Portfolio. No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

[LOGO]


PROSPECTUS  |  JANUARY 30, 2015



(Shares Offered--Exchange Ticker Symbol)

    AB National Portfolio
    (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;
     Advisor Class-ALTVX)

    AB High Income Municipal Portfolio
    (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)

    AB California Portfolio
    (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;
     Advisor Class-ALCVX)

    AB Arizona Portfolio
    (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)

    AB Massachusetts Portfolio
    (Class A-AMAAX; Class B-AMABX; Class C-AMACX)

    AB Michigan Portfolio
    (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)

    AB Minnesota Portfolio
    (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)

    AB New Jersey Portfolio
    (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)

    AB New York Portfolio
    (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX;
     Advisor Class-ALNVX)

    AB Ohio Portfolio
    (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)

    AB Pennsylvania Portfolio
    (Class A-APAAX; Class B-APABX; Class C-APACX)

    AB Virginia Portfolio
    (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

    AB Tax-Aware Fixed Income Portfolio
    (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4

  AB NATIONAL PORTFOLIO............................................   4

  AB HIGH INCOME MUNICIPAL PORTFOLIO...............................   8

  AB CALIFORNIA PORTFOLIO..........................................  13

  AB ARIZONA PORTFOLIO.............................................  18

  AB MASSACHUSETTS PORTFOLIO.......................................  23

  AB MICHIGAN PORTFOLIO............................................  27

  AB MINNESOTA PORTFOLIO...........................................  31

  AB NEW JERSEY PORTFOLIO..........................................  35

  AB NEW YORK PORTFOLIO............................................  39

  AB OHIO PORTFOLIO................................................  44

  AB PENNSYLVANIA PORTFOLIO........................................  48

  AB VIRGINIA PORTFOLIO............................................  52

  AB TAX-AWARE FIXED INCOME PORTFOLIO..............................  56

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  62

INVESTING IN THE PORTFOLIOS........................................  70

  How to Buy Shares................................................  70

  The Different Share Class Expenses...............................  71

  Sales Charge Reduction Programs for Class A Shares...............  73

  CDSC Waivers and Other Programs..................................  73

  Choosing a Share Class...........................................  74

  Payments to Financial Advisors and Their Firms...................  75

  How to Exchange Shares...........................................  76

  How to Sell or Redeem Shares.....................................  76

  Frequent Purchases and Redemptions of Portfolio Shares...........  77

  How the Portfolios Value Their Shares............................  78

MANAGEMENT OF THE PORTFOLIOS.......................................  79

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  82

GENERAL INFORMATION................................................  84

GLOSSARY...........................................................  85

FINANCIAL HIGHLIGHTS...............................................  86

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------


AB NATIONAL PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         3.00%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering
price or redemption proceeds, whichever is lower)                       None           3.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                               CLASS A  CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------
Management Fees                                 .45%      .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees        .25%     1.00%   1.00%       None
Other Expenses:
 Transfer Agent                                 .04%      .05%    .05%       .04%
 Interest Expense                               .01%      .01%    .01%       .01%
 Other Expenses                                 .06%      .06%    .05%       .05%
                                              ------    ------  ------     ------
Total Other Expenses                            .11%      .12%    .11%       .10%
                                              ======    ======  ======     ======
Total Annual Portfolio Operating Expenses
 Including Interest Expense Before Waiver       .81%     1.57%   1.56%       .55%
                                              ======    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)    (.05)%    (.06)%  (.05)%     (.04)%
                                              ------    ------  ------     ------
Total Annual Portfolio Operating Expenses
 Including Interest Expense After Fee Waiver
 and/or Expense Reimbursement(d)                .76%(e)  1.51%   1.51%       .51%
                                              ======    ======  ======     ======
-------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.


(d)If interest expense were excluded, net expenses would be as follows:


                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      .75%    1.50%   1.50%      .50%



(e)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  375  $  454  $  254      $ 52
After 3 Years   $  546  $  590  $  488      $172
After 5 Years   $  731  $  849  $  845      $303
After 10 Years  $1,267  $1,470  $1,852      $685
-----------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  154  $  154
After 3 Years   $  490  $  488
After 5 Years   $  849  $  845
After 10 Years  $1,470  $1,852
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.

The Portfolio may also invest in:

..  forward commitments;

..  tender option bonds ("TOBs");

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  05      06      07      08       09      10       11      12      13      14
-----   -----   -----   ------   ------   -----   ------   -----  ------  ------
4.60%   5.51%   1.90%   -9.41%   16.86%   3.54%   10.71%   8.48%  -4.39%  10.03%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.69%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                6.75%  4.87%   4.22%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                6.73%  4.86%   4.20%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   5.41%  4.65%   4.17%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                6.28%  4.82%   4.10%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                8.27%  4.79%   3.81%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               10.35%  5.84%   4.84%
----------------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 9.05%  5.16%   4.74%
----------------------------------------------------------------------------------------------------------


* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB HIGH INCOME MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS C   ADVISOR CLASS
                                                                                SHARES  SHARES       SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%     None       None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    1.00%(a)     None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                   CLASS A CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------
Management Fees                                      .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees             .25%   1.00%       None
Other Expenses:
 Transfer Agent                                      .03%    .03%       .03%
 Interest Expense                                    .09%    .09%       .09%
 Other Expenses                                      .04%    .04%       .04%
                                                   ------  ------     ------
Total Other Expenses                                 .16%    .16%       .16%
                                                   ======  ======     ======
Total Annual Portfolio Operating Expenses
 Including Interest Expense Before Waiver            .91%   1.66%       .66%
                                                   ======  ======     ======
Fee Waiver and/or Expense Reimbursement(b)         (.02)%  (.02)%     (.02)%
                                                   ------  ------     ------
Total Annual Portfolio Operating Expenses
 Including Interest Expense After Fee Waiver
 and/or Expense Reimbursement(c)(d)                  .89%   1.64%       .64%
                                                   ======  ======     ======
--------------------------------------------------------------------------------


(a)For Class C shares, the CDSC is 0% after the first year.


(b)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.


(c)If interest expense were excluded, net expenses would be as follows:


                         CLASS A CLASS C ADVISOR CLASS
                         -----------------------------
                          .80%    1.55%      .55%



(d)Restated to reflect current fees and expense limitations.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS C ADVISOR CLASS
---------------------------------------------
After 1 Year    $  388  $  267*     $ 65
After 3 Years   $  579  $  521      $209
After 5 Years   $  787  $  900      $366
After 10 Years  $1,384  $1,964      $821
---------------------------------------------



*Assuming you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.


PORTFOLIO TURNOVER

The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal period, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the AMT for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage-related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart is for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 05     06      07      08      09      10       11       12       13       14
----   ----    ----    ----    ----    ----    ------   ------   ------   ------
 n/a    n/a     n/a     n/a     n/a     n/a    12.92%   16.61%   -7.95%   17.20%



During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 6.45%, 1ST QUARTER, 2014; AND WORST QUARTER WAS DOWN -6.04%, 2ND QUARTER, 2013.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                               SINCE
                                                      1 YEAR INCEPTION*
-----------------------------------------------------------------------
Class A**      Return Before Taxes                    13.72%   7.30%
               -------------------------------------------------------
               Return After Taxes on Distributions    13.66%   7.17%
               -------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Portfolio Shares            9.96%   6.74%
-----------------------------------------------------------------------
Class C        Return Before Taxes                    15.29%   7.20%
-----------------------------------------------------------------------
Advisor Class  Return Before Taxes                    17.57%   8.27%
-----------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)    9.05%   5.12%
-----------------------------------------------------------------------


* Inception date for all Classes: 1/26/2010.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class C shares because
    Class C shares have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2010      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2010      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB CALIFORNIA PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     3.00%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           3.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                  CLASS A  CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                    .45%      .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                           .25%     1.00%   1.00%       None
Other Expenses:
 Transfer Agent                                                                    .03%      .03%    .03%       .03%
 Interest Expense                                                                  .01%      .01%    .01%       .01%
 Other Expenses                                                                    .07%      .07%    .07%       .07%
                                                                                 ------    ------  ------     ------
Total Other Expenses                                                               .11%      .11%    .11%       .11%
                                                                                 ======    ======  ======     ======
Total Annual Portfolio Operating Expenses Including Interest Expense Before
 Waiver                                                                            .81%     1.56%   1.56%       .56%
                                                                                 ======    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                       (.05)%    (.05)%  (.05)%     (.05)%
                                                                                 ------    ------  ------     ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee
 Waiver and/or Expense Reimbursement(d)                                            .76%(e)  1.51%   1.51%       .51%
                                                                                 ======    ======  ======     ======
------------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.


(d)If interest expense were excluded, net expenses would be as follows:


                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      .75%    1.50%   1.50%      .50%



(e)Restated to reflect current fees and expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  375  $  454  $  254      $ 52
After 3 Years   $  546  $  588  $  488      $174
After 5 Years   $  731  $  845  $  845      $308
After 10 Years  $1,267  $1,465  $1,852      $697
-----------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  154  $  154
After 3 Years   $  488  $  488
After 5 Years   $  845  $  845
After 10 Years  $1,465  $1,852
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  TOBs;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  05      06      07      08       09      10       11      12      13      14
-----   -----   -----   ------   ------   -----   ------   -----  ------  ------
5.01%   5.13%   2.17%   -7.31%   14.03%   3.67%   10.74%   7.70%  -3.15%  10.47%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.64%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.33%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                7.17%  5.12%   4.34%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                7.14%  5.08%   4.31%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   5.58%  4.81%   4.24%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                6.81%  5.02%   4.23%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                8.72%  5.00%   3.93%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               10.80%  6.07%   4.97%
----------------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 9.05%  5.16%   4.74%
----------------------------------------------------------------------------------------------------------


* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB ARIZONA PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .04%    .04%    .04%
  Interest Expense                                                                                      .01%    .01%    .01%
  Other Expenses                                                                                        .19%    .20%    .20%
                                                                                                      ------  ------  ------
Total Other Expenses                                                                                    .24%    .25%    .25%
                                                                                                      ======  ======  ======
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                      .94%   1.70%   1.70%
                                                                                                      ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.15)%  (.16)%  (.16)%
                                                                                                      ------  ------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)(e)                                                                                    .79%   1.54%   1.54%
                                                                                                      ======  ======  ======
-----------------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.


(d)If interest expense were excluded, net expenses would be as follows:


                            CLASS A CLASS B CLASS C
                            -----------------------
                             .78%    1.53%   1.53%



(e)Restated to reflect current fees and expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  378  $  457  $  257
After 3 Years   $  576  $  620  $  520
After 5 Years   $  790  $  908  $  908
After 10 Years  $1,407  $1,608  $1,995
---------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  157  $  157
After 3 Years   $  520  $  520
After 5 Years   $  908  $  908
After 10 Years  $1,608  $1,995
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Arizona or municipal securities with interest that is otherwise exempt from Arizona state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Arizona municipal securities are vulnerable to events adversely affecting its economy. The leading sectors of Arizona's economy are the real estate and rental industries, and tourism. Construction is also an important sector due to the rapid growth of Arizona's population in recent years. These sectors are particularly vulnerable to times of impaired consumer and business spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


  05      06      07      08       09      10       11      12      13      14
-----   -----   -----   ------   ------   -----    -----   -----  ------   -----
4.25%   4.51%   2.51%   -5.20%   14.12%   2.17%    9.21%   6.88%  -3.36%   8.83%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.70%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               5.54%   3.99%   3.93%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               5.53%   3.95%   3.91%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  4.72%   3.95%   3.92%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               5.09%   3.92%   3.82%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               7.09%   3.91%   3.53%
---------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         9.05%   5.16%   4.74%
---------------------------------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB MASSACHUSETTS PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                          CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .25%     1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%      .05%    .04%
  Other Expenses                                                                           .12%      .11%    .12%
                                                                                         ------    ------  ------
Total Other Expenses                                                                       .16%      .16%    .16%
                                                                                         ======    ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                    .86%     1.61%   1.61%
                                                                                         ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)                                               (.09)%    (.09)%  (.09)%
                                                                                         ------    ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .77%(d)  1.52%   1.52%
                                                                                         ======    ======  ======
------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  376  $  455  $  255
After 3 Years   $  557  $  599  $  499
After 5 Years   $  754  $  868  $  868
After 10 Years  $1,321  $1,518  $1,903
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  155  $  155
After 3 Years   $  499  $  499
After 5 Years   $  868  $  868
After 10 Years  $1,518  $1,903
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse based on education, healthcare, financial services, and high technology. Massachusetts has a high degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


  The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in

   Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09       10      11       12      13      14
-----   -----   -----   ------   ------   -----   ------   -----   ------  -----
4.18%   4.28%   3.15%   -1.64%   10.96%   1.84%   10.94%   7.65%   -4.29%  8.34%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.70%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               5.08%   4.11%   4.11%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               5.02%   4.04%   4.06%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  4.31%   3.93%   4.00%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               4.60%   4.04%   3.99%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               6.60%   4.03%   3.70%
---------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         9.05%   5.16%   4.74%
---------------------------------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB MICHIGAN PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Michigan personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS B SHARES
                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                SHARES    TO NEW INVESTORS)    SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)    3.00%            None            None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)
----------------------------------------------------------------------------------------
Exchange Fee                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                  CLASS A  CLASS B CLASS C
--------------------------------------------------------------------------
Management Fees                                    .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees           .25%     1.00%   1.00%
Other Expenses:
 Transfer Agent                                    .07%      .09%    .08%
 Other Expenses                                    .39%      .39%    .39%
                                                 ------    ------  ------
Total Other Expenses                               .46%      .48%    .47%
                                                 ======    ======  ======
Total Annual Portfolio Operating Expenses
 Before Waiver                                    1.16%     1.93%   1.92%
                                                 ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)       (.31)%    (.33)%  (.32)%
                                                 ------    ------  ------
Total Annual Portfolio Operating Expenses After
 Fee Waiver and/or Expense Reimbursement           .85%(d)  1.60%   1.60%
                                                 ======    ======  ======
--------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  384  $  463  $  263
After 3 Years   $  628  $  674  $  572
After 5 Years   $  890  $1,011  $1,007
After 10 Years  $1,640  $1,842  $2,217
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  163  $  163
After 3 Years   $  574  $  572
After 5 Years   $1,011  $1,007
After 10 Years  $1,842  $2,217
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Michigan or municipal securities with interest that is otherwise exempt from Michigan state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Michigan municipal securities may be vulnerable to events adversely affecting its economy. Michigan's economy has recently become more diverse but is still heavily dependent on manufacturing, particularly the automobile and automobile parts industries, which were severely affected by the downturn in economic conditions in 2008-2009 but have since recovered. However, other adverse economic conditions, such as the recent bankruptcy of Detroit, continue to affect the state's economy and employment rates. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in

   Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]



  05      06      07      08        09      10      11      12     13       14
-----   -----   -----   ------   ------   -----   -----   -----  ------   ------
4.31%   4.57%   2.72%   -4.20%   12.53%   2.31%   7.16%   5.18%  -6.16%   10.02%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.21%, 2ND QUARTER, 2013.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                 1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------
Class A*  Return Before Taxes                    6.77%   2.92%   3.38%
          -------------------------------------------------------------
          Return After Taxes on Distributions    6.76%   2.83%   3.31%
          -------------------------------------------------------------
          Return After Taxes on Distributions
          and Sale of Portfolio Shares           5.36%   3.05%   3.43%
------------------------------------------------------------------------
Class B   Return Before Taxes                    6.28%   2.85%   3.27%
------------------------------------------------------------------------
Class C   Return Before Taxes                    8.28%   2.84%   2.99%
------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or
taxes)                                           9.05%   5.16%   4.74%
------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB MINNESOTA PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                          CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .25%     1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%      .07%    .05%
  Other Expenses                                                                           .29%      .29%    .29%
                                                                                         ------    ------  ------
Total Other Expenses                                                                       .34%      .36%    .34%
                                                                                         ======    ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                   1.04%     1.81%   1.79%
                                                                                         ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)                                               (.19)%    (.21)%  (.19)%
                                                                                         ------    ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .85%(d)  1.60%   1.60%
                                                                                         ======    ======  ======
------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  384  $  463  $  263
After 3 Years   $  603  $  649  $  545
After 5 Years   $  839  $  960  $  952
After 10 Years  $1,516  $1,721  $2,090
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  163  $  163
After 3 Years   $  549  $  545
After 5 Years   $  960  $  952
After 10 Years  $1,721  $2,090
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Minnesota or municipal securities with interest that is otherwise exempt from Minnesota state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Minnesota municipal securities may be vulnerable to events adversely affecting its economy. Minnesota's economy is diverse, but there are employment concentrations in the fabricated metals, machinery, computers and electronics categories of the durable goods sector, which are vulnerable during general economic downturns. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


  The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in

   Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]


 05      06       07      08       09      10      11      12       13      14
-----   -----   -----   ------   ------  -----   ------   -----   ------   -----
4.10%   4.36%   2.87%   -3.55%   11.66%  1.25%   10.39%   5.65%   -2.82%   8.00%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.19%, 1ST QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.03%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*      Return Before Taxes                                                  4.77%   3.75%   3.76%
              --------------------------------------------------------------------------------------------
              Return After Taxes on Distributions                                  4.57%   3.66%   3.70%
              --------------------------------------------------------------------------------------------
              Return After Taxes on Distributions and Sale of Portfolio Shares     4.14%   3.60%   3.69%
----------------------------------------------------------------------------------------------------------
Class B       Return Before Taxes                                                  4.36%   3.66%   3.65%
----------------------------------------------------------------------------------------------------------
Class C       Return Before Taxes                                                  6.24%   3.65%   3.35%
----------------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)  9.05%   5.16%   4.74%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB NEW JERSEY PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS B SHARES
                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                SHARES    TO NEW INVESTORS)    SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              3.00%            None            None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)
----------------------------------------------------------------------------------------
Exchange Fee                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                          CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .25%     1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .06%      .07%    .06%
  Other Expenses                                                                           .19%      .19%    .19%
                                                                                         ------    ------  ------
Total Other Expenses                                                                       .25%      .26%    .25%
                                                                                         ======    ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                    .95%     1.71%   1.70%
                                                                                         ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)                                               (.13)%    (.14)%  (.13)%
                                                                                         ------    ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .82%(d)  1.57%   1.57%
                                                                                         ======    ======  ======
------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  381  $  460  $  260
After 3 Years   $  581  $  625  $  523
After 5 Years   $  797  $  915  $  911
After 10 Years  $1,420  $1,621  $1,998
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  160  $  160
After 3 Years   $  525  $  523
After 5 Years   $  915  $  911
After 10 Years  $1,621  $1,998
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New Jersey or municipal securities with interest that is otherwise exempt from New Jersey state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New Jersey municipal securities may be vulnerable to events adversely affecting its economy. New Jersey's economy is a diverse mix of manufacturing, construction, and service industries. Major components of its economy are financial services and pharmaceuticals and adverse events affecting these industries will have a negative effect on New Jersey's economy. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09       10      11      12     13        14
-----   -----   -----   ------   ------   -----   -----   -----  ------    -----
4.18%   5.03%   1.88%   -6.84%   13.97%   3.34%   9.34%   7.37%  -3.84%    7.74%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.99%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                 1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------
Class A*  Return Before Taxes                    4.53%   4.05%   3.73%
          -------------------------------------------------------------
          Return After Taxes on Distributions    4.49%   4.01%   3.71%
          -------------------------------------------------------------
          Return After Taxes on Distributions
          and Sale of Portfolio Shares           4.12%   3.97%   3.76%
------------------------------------------------------------------------
Class B   Return Before Taxes                    4.00%   3.94%   3.62%
------------------------------------------------------------------------
Class C   Return Before Taxes                    5.98%   3.95%   3.33%
------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or
taxes)                                           9.05%   5.16%   4.74%
------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB NEW YORK PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS B SHARES
                                                CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                SHARES    TO NEW INVESTORS)    SHARES       SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              3.00%           None            None        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)          None          3.00%(a)        1.00%(b)     None
------------------------------------------------------------------------------------------------------
Exchange Fee                                      None           None            None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                               CLASS A  CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------
Management Fees                                 .45%      .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees        .25%     1.00%   1.00%       None
Other Expenses:
 Transfer Agent                                 .04%      .05%    .04%       .04%
 Interest Expense                               .01%      .01%    .01%       .01%
 Other Expenses                                 .07%      .07%    .07%       .07%
                                              ------    ------  ------     ------
Total Other Expenses                            .12%      .13%    .12%       .12%
                                              ======    ======  ======     ======
Total Annual Portfolio Operating Expenses
 Including Interest Expense Before Waiver       .82%     1.58%   1.57%       .57%
                                              ======    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)    (.06)%    (.07)%  (.06)%     (.06)%
                                              ------    ------  ------     ------
Total Annual Portfolio Operating Expenses
 Including Interest Expense After Fee Waiver
 and/or Expense Reimbursement(d)                .76%(e)  1.51%   1.51%       .51%
                                              ======    ======  ======     ======
-------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.


(d)If interest expense were excluded, net expenses would be as follows:


                     CLASS A CLASS B CLASS C ADVISOR CLASS
                     -------------------------------------
                      .75%    1.50%   1.50%      .50%



(e)Restated to reflect current fees and expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  375  $  454  $  254      $ 52
After 3 Years   $  548  $  592  $  490      $177
After 5 Years   $  736  $  854  $  849      $312
After 10 Years  $1,278  $1,480  $1,862      $708
-----------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  154  $  154
After 3 Years   $  492  $  490
After 5 Years   $  854  $  849
After 10 Years  $1,480  $1,862
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09      10       11      12      13       14
-----   -----   -----   ------   ------   -----   -----   -----   ------   -----
4.17%   5.01%   2.63%   -4.69%   13.00%   2.67%   9.56%   6.41%   -4.50%   8.15%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.36%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.73%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*         Return Before Taxes                    4.87%   3.70%   3.78%
                 -------------------------------------------------------------
                 Return After Taxes on Distributions    4.86%   3.68%   3.77%
                 -------------------------------------------------------------
                 Return After Taxes on Distributions
                 and Sale of Portfolio Shares           4.23%   3.67%   3.79%
-------------------------------------------------------------------------------
Class B          Return Before Taxes                    4.30%   3.60%   3.68%
-------------------------------------------------------------------------------
Class C          Return Before Taxes                    6.41%   3.61%   3.38%
-------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                    8.47%   4.64%   4.41%
-------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)     9.05%   5.16%   4.74%
-------------------------------------------------------------------------------


* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB OHIO PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS B SHARES
                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                SHARES    TO NEW INVESTORS)    SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              3.00%            None            None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)
----------------------------------------------------------------------------------------
Exchange Fee                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                  CLASS A  CLASS B CLASS C
--------------------------------------------------------------------------
Management Fees                                    .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees           .25%     1.00%   1.00%
Other Expenses:
 Transfer Agent                                    .06%      .06%    .06%
 Other Expenses                                    .21%      .21%    .21%
                                                 ------    ------  ------
Total Other Expenses                               .27%      .27%    .27%
                                                 ======    ======  ======
Total Annual Portfolio Operating Expenses
 Before Waiver                                     .97%     1.72%   1.72%
                                                 ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)       (.17)%    (.17)%  (.17)%
                                                 ------    ------  ------
Total Annual Portfolio Operating Expenses After
 Fee Waiver and/or Expense Reimbursement           .80%(d)  1.55%   1.55%
                                                 ======    ======  ======
--------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  379  $  458  $  258
After 3 Years   $  583  $  625  $  525
After 5 Years   $  804  $  917  $  917
After 10 Years  $1,439  $1,634  $2,016
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  158  $  158
After 3 Years   $  525  $  525
After 5 Years   $  917  $  917
After 10 Years  $1,634  $2,016
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Ohio or municipal securities with interest that is otherwise exempt from Ohio state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Ohio municipal securities may be vulnerable to events adversely affecting its economy. Ohio's economy is heavily reliant on manufacturing, particularly the automobile and related products industries, which were severely affected by the devastation in economic conditions in 2008-2009 but have since recovered. However, other adverse economic conditions continue to adversely affect the state's economy and employment rates. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09       10      11      12      13      14
-----   -----   -----   ------   ------   -----   -----   -----   ------   -----
3.84%   4.88%   2.64%   -3.99%   11.94%   3.37%   7.99%   6.14%   -5.42%   7.95%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.82%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               4.68%   3.24%   3.50%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               4.63%   3.19%   3.46%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  4.13%   3.30%   3.54%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               4.21%   3.17%   3.38%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               6.21%   3.18%   3.09%
---------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         9.05%   5.16%   4.74%
---------------------------------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks             Since 1999         Senior Vice President of the Adviser
Fred S. Cohen                 Since 1994         Senior Vice President of the Adviser
Robert B. (Guy) Davidson III  Since Inception    Senior Vice President of the Adviser
Wayne D. Godlin               Since 2010         Senior Vice President of the Adviser
Terrance T. Hults             Since 2002         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB PENNSYLVANIA PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS B SHARES
                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                SHARES    TO NEW INVESTORS)    SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              3.00%            None            None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)         None           3.00%(a)        1.00%(b)
----------------------------------------------------------------------------------------
Exchange Fee                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                  CLASS A  CLASS B CLASS C
--------------------------------------------------------------------------
Management Fees                                    .45%      .45%    .45%
Distribution and/or Service (12b-1) Fees           .25%     1.00%   1.00%
Other Expenses:
 Transfer Agent                                    .06%      .07%    .06%
 Other Expenses                                    .26%      .26%    .26%
                                                 ------    ------  ------
Total Other Expenses                               .32%      .33%    .32%
                                                 ======    ======  ======
Total Annual Portfolio Operating Expenses
 Before Waiver                                    1.02%     1.78%   1.77%
                                                 ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)       (.17)%    (.18)%  (.17)%
                                                 ------    ------  ------
Total Annual Portfolio Operating Expenses After
 Fee Waiver and/or Expense Reimbursement           .85%(d)  1.60%   1.60%
                                                 ======    ======  ======
--------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  384  $  463  $  263
After 3 Years   $  599  $  643  $  541
After 5 Years   $  830  $  948  $  943
After 10 Years  $1,495  $1,695  $2,070
---------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  163  $  163
After 3 Years   $  543  $  541
After 5 Years   $  948  $  943
After 10 Years  $1,695  $2,070
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Pennsylvania or municipal securities with interest that is otherwise exempt from Pennsylvania state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Pennsylvania municipal securities may be vulnerable to events adversely affecting its economy. Pennsylvania's economy has become more diverse, shifting from the coal, steel, and railroad industries. While the services sector is growing, the state is still relatively more dependent upon manufacturing and is vulnerable to business downturns and decreased capital spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09      10      11      12      13        14
-----   -----   -----   ------   ------  -----   -----   -----   ------    -----
3.96%   4.89%   2.23%   -7.49%   14.44%  3.46%   9.77%   6.51%   -4.07%    8.93%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                 1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------
Class A*  Return Before Taxes                    5.65%   4.17%   3.76%
          -------------------------------------------------------------
          Return After Taxes on Distributions    5.64%   4.07%   3.71%
          -------------------------------------------------------------
          Return After Taxes on Distributions
          and Sale of Portfolio Shares           4.61%   4.03%   3.74%
------------------------------------------------------------------------
Class B   Return Before Taxes                    5.17%   4.07%   3.64%
------------------------------------------------------------------------
Class C   Return Before Taxes                    7.17%   4.05%   3.36%
------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or
taxes)                                           9.05%   5.16%   4.74%
------------------------------------------------------------------------


*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB VIRGINIA PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%            None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)        1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None             None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                            CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                               .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                      .25%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                              .04%    .04%    .04%
  Other Expenses                                                                              .13%    .13%    .13%
                                                                                            ------  ------  ------
Total Other Expenses                                                                          .17%    .17%    .17%
                                                                                            ======  ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                       .87%   1.62%   1.62%
                                                                                            ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                  (.07)%  (.07)%  (.07)%
                                                                                            ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)    .80%   1.55%   1.55%
                                                                                            ======  ======  ======
-------------------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)Restated to reflect current fees and expense limitations.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  379  $  458  $  258
After 3 Years   $  562  $  604  $  504
After 5 Years   $  761  $  875  $  875
After 10 Years  $1,334  $1,531  $1,916
---------------------------------------

For the shares classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  158  $  158
After 3 Years   $  504  $  504
After 5 Years   $  875  $  875
After 10 Years  $1,531  $1,916
-------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal AMT for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Virginia municipal securities may be vulnerable to events adversely affecting its economy. Virginia has a highly diversified economy, with services as a major component. The U.S. Government, both military and civilian, plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in

  Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.


.. TAX RISK: There is no guarantee that all of the Portfolio's income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").


The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]


  05      06      07      08       09      10       11      12       13      14
-----   -----   -----   ------   ------   -----   ------   -----   ------  -----
4.85%   4.26%   2.71%   -4.83%   14.54%   2.70%   10.72%   7.15%   -4.90%  9.39%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.98%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.03%, 2ND QUARTER, 2013.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               6.08%   4.22%   4.17%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               6.02%   4.12%   4.12%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  4.85%   4.03%   4.07%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               5.65%   4.14%   4.05%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               7.66%   4.14%   3.77%
---------------------------------------------------------------------------------------------------
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         9.05%   5.16%   4.74%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Michael G. Brooks                Since 2002      Senior Vice President of the Adviser
Fred S. Cohen                    Since 2002      Senior Vice President of the Adviser
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser
Wayne D. Godlin                  Since 2010      Senior Vice President of the Adviser
Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

AB TAX-AWARE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to seek to maximize after-tax return and income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus, and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               3.00%     None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None      None       None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                                                          CLASS A   CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                             .50%       .50%       .50%
Distribution and/or Service (12b-1) Fees                                                    .25%      1.00%       None
Other Expenses:
  Transfer Agent                                                                            .14%       .15%       .15%
  Other Expenses                                                                           2.65%      2.68%      3.17%
                                                                                         -------    -------    -------
Total Other Expenses(c)                                                                    2.79%      2.83%      3.32%
                                                                                         =======    =======    =======
Total Annual Portfolio Operating Expenses                                                  3.54%      4.33%      3.82%
                                                                                         =======    =======    =======
Fee Waiver and/or Expense Reimbursement(d)                                               (2.74)%    (2.78)%    (3.27)%
                                                                                         -------    -------    -------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement     .80%(e)   1.55%       .55%
                                                                                         =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year.

(c)Total Other Expenses are based on the estimated amounts for the current fiscal year.


(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through January 30, 2016 to the extent necessary to prevent total Portfolio operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .80%, 1.55% and .55% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). Any fees waived and expenses borne by the Adviser through December 11, 2014 may be reimbursed by the Portfolio until December 11, 2016, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Portfolio Operating Expenses to exceed the expense limitations or cause the total of the payments to exceed the Portfolio's total initial offering expenses. The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(e)Restated to reflect current fees and expense limitations.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS C ADVISOR CLASS
---------------------------------------------
After 1 Year    $  379  $  258*    $   56
After 3 Years   $1,105  $1,060     $  864
After 5 Years   $1,853  $1,974     $1,690
After 10 Years  $3,819  $4,313     $3,844
---------------------------------------------



*Assuming you do not redeem your shares at the end of the period, your expenses would decrease by approximately $100.


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 42% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Portfolio pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the AMT for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Portfolio may invest in fixed-income securities rated below investment grade (commonly known as "junk bonds"), although such securities are not expected to be the Portfolio's primary focus.

The Adviser selects securities for the Portfolio based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Portfolio may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Portfolio's trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Portfolio. The Portfolio may invest in fixed-income securities of any maturity from short- to long-term.

The Portfolio may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Portfolio may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Portfolio may enter into TOBs and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.


PRINCIPAL RISKS:

.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

   The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on "negative watch" by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]


05     06      07      08      09      10      11       12        13       14
----   ----    ----    ----    ----    ----    ----     ----      ----     ----
n/a   n/a     n/a     n/a     n/a     n/a     n/a      n/a       n/a      7.05%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.62%, 1ST QUARTER, 2014; AND WORST QUARTER WAS UP 1.01%, 4TH QUARTER, 2014.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2014)



                                                                                          SINCE
                                                                                 1 YEAR INCEPTION*
--------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                               3.83%    3.65%
               -----------------------------------------------------------------------------------
               Return After Taxes on Distributions                               3.76%    3.58%
               -----------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Portfolio Shares  2.82%    3.09%
--------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               5.31%    5.98%
--------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                               7.39%    7.02%
--------------------------------------------------------------------------------------------------
Barclays Municipal Bond Unhedged Index
(reflects no deduction for fees, expenses or taxes)                              9.05%    8.51%
--------------------------------------------------------------------------------------------------



*  Inception date for the Tax-Aware Portfolio is 12/11/2013.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for Class C shares because
    Class C has higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2013      Senior Vice President of the Adviser
Jon P. Denfeld                   Since 2013      Vice President of the Adviser
Terrance T. Hults                Since 2013      Senior Vice President of the Adviser
Shawn E. Keegan                  Since 2013      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 61 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS


                                                                     INITIAL           SUBSEQUENT
------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                $50
(Class B Shares are not currently offered to new investors)
------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                 $50
                                                                                If initial investment is
                                                                               less than $2,500, then $200
                                                                              monthly until account balance
                                                                                     reaches $2,500
------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's risks and investments can be found in the Portfolios' SAI.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal bonds are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest without limit in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest without limit its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).


The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the healthcare industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.


The high tax-free yields sought by the Portfolios, excluding the AB Tax-Aware Fixed Income Portfolio (the "Municipal Portfolios"), are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service ("Moody's"), or A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"). It is expected that normally no Municipal Portfolio, except the AB HIGH INCOME MUNICIPAL PORTFOLIO ("HIGH INCOME PORTFOLIO"), will retain a municipal security downgraded below C by Moody's or CCC by S&P or Fitch, an unrated municipal security determined by the Adviser to have undergone similar credit quality deterioration, or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of a Municipal Portfolio and its shareholders; provided, however, that securities downgraded to below C or CCC or defaulted municipal securities will at no time comprise more than 10% of the net assets of a Municipal Portfolio, except the High Income Portfolio.

INVESTMENT IN BELOW INVESTMENT GRADE SECURITIES. A Portfolio may invest in below investment grade taxable and tax-exempt securities. Investments in these securities may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities.

UNRATED SECURITIES. Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

RATINGS INFORMATION. As of the Portfolios' fiscal years ended in 2014, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:


                                                 BELOW
                                                INVEST-  AMT -
                                                 MENT   SUBJECT   PRE-    NOT
PORTFOLIO        AAA     AA     A    BBB  SP-1+  GRADE  BONDS*  REFUNDED RATED
------------------------------------------------------------------------------
National
 Portfolio       12.4%  45.8% 21.7% 10.9%  0.0%   0.8%    6.95%    2.2%   5.3%
High Income
 Portfolio        5.2   18.0  12.6  26.9   0.0   18.4    14.12     1.0   25.2
California
 Portfolio        3.6   48.9  21.7   5.3   0.0    1.4     5.42    16.8    3.0
New York
 Portfolio       14.7   47.8  18.2   6.0   0.0    1.4     5.28     9.0    3.0
Arizona
 Portfolio        6.7   61.2  18.9   5.7   0.0    1.3     6.33     0.8    7.5
Massachusetts
 Portfolio        9.9   36.1  31.4   4.9   0.0    0.0     1.87    13.9    1.0
Michigan
 Portfolio        2.0   52.6  25.4   9.4   0.0    2.7     5.17     0.0    7.1
Minnesota
 Portfolio        3.1   48.7  41.3   5.2   0.0    0.0     3.10     0.0    0.0
New Jersey
 Portfolio       11.6   25.9  34.7   5.0   0.0    3.0    11.07    15.5    1.2
Ohio Portfolio    5.8   57.2  14.5   7.5   0.0    0.8     5.01     8.0    3.9
Pennsylvania
 Portfolio       10.5   49.6  28.4   5.8   0.0    0.0     2.12     1.6    3.3
Virginia
 Portfolio       24.1   45.2   9.6   7.3   0.0    1.2     6.25     6.4    2.6
Tax-Aware
 Fixed
 Income
 Portfolio      21.39  37.05  9.35  6.69  0.00   5.71     4.86    0.00   6.81



*The percentage is as of December 31, 2014.


INSURED SECURITIES. The Portfolios may purchase municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.


If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2014, the Portfolios' percentage of total investments in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. Treasury bonds) were as follows:



                         INSURED PRE-REFUNDED
PORTFOLIO                 BONDS     BONDS
---------------------------------------------
National Portfolio        19.58%     1.52%
High Income Portfolio      1.95      0.00
California Portfolio      15.71      0.83
Arizona Portfolio         32.02      0.76
Massachusetts Portfolio    9.72      4.83
Michigan Portfolio        16.92      0.00


                                  INSURED PRE-REFUNDED
PORTFOLIO                          BONDS     BONDS
------------------------------------------------------
Minnesota Portfolio                14.39%     0.00%
New Jersey Portfolio               23.76     10.73
New York Portfolio                 16.01      3.52
Ohio Portfolio                     21.18      3.62
Pennsylvania Portfolio             16.22      0.92
Virginia Portfolio                 12.38      3.36
Tax-Aware Fixed Income Portfolio    2.89      0.00


The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The underlying credit quality of the issuers of the insured municipal securities (generally investment grade) reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES. Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared, bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location

  (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.


The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of a Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

FORWARD COMMITMENTS. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.


ILLIQUID SECURITIES. Under current Securities and Exchange Commission ("SEC") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES. Each of the Portfolios may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

Each Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES. A Portfolio may invest in mortgage-related securities and, in the case of the AB TAX-AWARE FIXED INCOME PORTFOLIO ("TAX-AWARE PORTFOLIO"), other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.


One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.


The TAX-AWARE PORTFOLIO may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The TAX-AWARE PORTFOLIO may invest in other asset-backed securities that have been offered to investors.

The TAX-AWARE PORTFOLIO may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities have been applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The TAX-AWARE PORTFOLIO may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The TAX-AWARE PORTFOLIO's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the TAX-AWARE PORTFOLIO may invest may consist of securities of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.


PREFERRED STOCK. Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. A Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

SHORT SALES. A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.


If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

STRUCTURED PRODUCTS. A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes, commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof ) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.


A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.


TENDER OPTION BOND TRANSACTIONS. A Portfolio, including, in particular, the HIGH INCOME PORTFOLIO, may enter into TOBs in which a Portfolio may sell a municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as "floaters") are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk. For a discussion of the risks of TOBs, see "Leverage" below.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating-rate securities pay interest at rates that are adjusted periodically according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating-rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


ZERO-COUPON SECURITIES. Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The Portfolios may use leverage for investment purposes to seek to enhance the yield and NAV attributable to their shares. In particular, a Portfolio may enter into such transactions as TOB transactions and credit default and interest rate swaps. This means that the Portfolios use cash made available during the term of these transactions to make other investments or to make investments through credit default and interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage, which is considered speculative, involves certain risks for the Portfolios' shareholders. These risks include a higher volatility of the NAV of the Portfolios' shares and the relatively greater effect on their NAV. So long as the Portfolios are able to realize a net return on their investments that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Portfolios' shareholders to realize a higher net return than if the Portfolios were not leveraged. If the carrying costs of leveraged transactions approach the return on the Portfolios' investments made through leverage, the benefit of leverage to the Portfolios' shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Portfolios' use of leveraged transactions would result in a lower rate of return. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect a Portfolio's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

FUTURE DEVELOPMENTS. A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. Each Portfolio's Board of Directors/Trustees (the "Board") may change the Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. All of the Municipal Portfolios have a fundamental policy to invest at least 80% of their net assets in municipal securities. The Municipal Portfolios will not change this policy without shareholder approval. The Tax-Aware Portfolio has a policy to invest at least 80% of its net assets in fixed income securities, which will not be changed without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of the Portfolios may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, all of the Portfolios may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


PORTFOLIO HOLDINGS. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.


CYBER SECURITY RISK. Mutual funds, including the Portfolios, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Portfolio assets, customer data, or propriety information, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus, except for NATIONAL PORTFOLIO, CALIFORNIA PORTFOLIO and NEW YORK PORTFOLIO, which offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES

The purchase of a Portfolio's shares is priced at the next-determined NAV after your order is received in proper form.


CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.


You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUMS:

--Class A Shares                   None
--Class B Shares               $100,000
--Class C Shares               $500,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Portfolio Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


The Portfolios are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Portfolios' distributor, the Portfolios will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.


RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements.

ADVISOR CLASS SHARES

You may purchase Advisor Class shares through your financial advisor at NAV. Only the NATIONAL PORTFOLIO, HIGH INCOME PORTFOLIO, CALIFORNIA PORTFOLIO, NEW YORK PORTFOLIO and TAX-AWARE PORTFOLIO offer Advisor Class shares. Advisor Class shares may be purchased and held solely:


.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

The Portfolios' SAI has more information about who may purchase and hold Advisor Class shares.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Portfolio has adopted a plan under SEC Rule 12b-1 under the 1940 Act that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Portfolio's shares is up to:


               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None



*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Portfolio is .30% of the aggregate average daily net assets. The Boards currently limit the payments to .25%.


Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a 1% CDSC if redeemed or terminated within one year.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio's shares and employees of the Adviser.

Please see the Portfolios' SAI for more information about purchases of Class A shares without sales charges.

CLASS B SHARES

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW. THE HIGH INCOME PORTFOLIO AND TAX-AWARE PORTFOLIO DO NOT OFFER CLASS B SHARES.


You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None


If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.



Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.



CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.


Class C shares do not convert to any other class of shares of a Portfolio.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.


ADVISOR CLASS SHARES. You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Understanding Sales Charges").


RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Portfolio with the higher of cost or NAV of existing investments in the Portfolio, any other AB Mutual Fund, any AB Institutional Fund and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES

A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including any AB Institutional Fund, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT

An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Portfolios offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. The Portfolio will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, a Portfolio will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.


REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AB Mutual Funds held in:


.. all of the shareholder's accounts at the Portfolios or a financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AB Mutual Fund(s).


AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009. Please see the Portfolios' SAI for more details.

REINSTATEMENT PRIVILEGE

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.


SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, or a fee-based program, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolios' SAI, including requirements as to the minimum initial and subsequent investment amounts. A Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 3% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary.

In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and

  - payments related to providing shareholder recordkeeping and/or transfer agency services.


  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Commonwealth Financial Network
  Donegal Securities


  JP Morgan Securities

  Lincoln Financial Advisors Corp.


  Lincoln Financial Securities Corp.

  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services

  PNC Investments

  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  UBS Financial Services

  US Bancorp Investments

  Wells Fargo Advisors


Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Adviser) provided that the Fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to a Portfolio by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A PORTFOLIO
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


While the Portfolios do not typically invest significantly in securities of foreign issuers, these securities may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.


A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios' ability to monitor purchase, sale and exchange activities. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to its oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios' valuation procedures is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2014 totaling approximately $473 billion (of which approximately $95 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 123 separate investment portfolios, had as of September 30, 2014, approximately 2.8 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:


                         FEE AS A PERCENTAGE OF
                           AVERAGE DAILY NET    FISCAL YEAR
PORTFOLIO                       ASSETS*            ENDED
-----------------------------------------------------------
National Portfolio                0.40%          10/31/14
High Income Portfolio             0.42%          10/31/14
California Portfolio              0.40%          10/31/14
Arizona Portfolio                 0.30%           9/30/14
Massachusetts Portfolio           0.36%           9/30/14
Michigan Portfolio                0.14%           9/30/14
Minnesota Portfolio               0.26%           9/30/14
New Jersey Portfolio              0.32%           9/30/14
New York Portfolio                0.38%          10/31/14
Ohio Portfolio                    0.29%           9/30/14
Pennsylvania Portfolio            0.28%           9/30/14
Virginia Portfolio                0.38%           9/30/14
Tax-Aware Portfolio               0.00%          10/31/14


*Fees are stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Portfolios" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.


A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders for the fiscal period ended April 30, 2014 or March 31, 2014, as applicable.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the Municipal Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for making recommendations for the Municipal Portfolios' investments.

The following table lists the four or five persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of each Municipal Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Municipal Portfolios, and each person's principal occupation during the past five years:



                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Michael G. Brooks; Senior Vice President    Senior Vice President of the Adviser,
(since 2002)                                with which he has been associated in a
                                            substantially similar capacity since prior
                                            to 2010.

Fred S. Cohen*; Senior Vice President       Senior Vice President of the Adviser,
(since 2002)                                with which he has been associated in a
                                            substantially similar capacity since prior
                                            to 2010.

Robert B. (Guy) Davidson, III; Senior Vice  Senior Vice President of the Adviser,
President (since 2002)                      with which he has been associated in a
                                            substantially similar capacity since prior
                                            to 2010.

Wayne D. Godlin; Senior Vice President      Senior Vice President of the Adviser,
(since 2010)                                with which he has been associated in a
                                            substantially similar capacity since
                                            December 2010. Prior thereto, an
                                            investment manager and a Managing
                                            Director of Van Kampen Asset
                                            Management with which he had been
                                            associated since prior to 2010.

Terrance T. Hults; Senior Vice President    Senior Vice President of the Adviser,
(since 1995)                                with which he has been associated in a
                                            substantially similar capacity since prior
                                            to 2010.



*Responsible for each Municipal Portfolio except High Income Portfolio.

The following table lists the persons on the TAX-AWARE PORTFOLIO'S investment management team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Robert B. (Guy) Davidson, III (since 2013);  (see above)
Senior Vice President of the Adviser

Jon P. Denfeld (since 2013); Vice President  Vice President of the Adviser, with
of the Adviser                               which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2010,
                                             and Senior Portfolio Manager, Liquid
                                             Markets.

Terrance T. Hults (since 2013); Senior Vice  (see above)
President of the Adviser

Shawn E. Keegan (since 2013); Vice           Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2010,
                                             and Portfolio Manager, U.S. Investment
                                             Grade Credit.


The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.


PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment team employed by the Adviser to manage the TAX-AWARE PORTFOLIO'S portfolio has substantial experience in managing discretionary accounts of institutional clients and pooled investment vehicles and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the TAX-AWARE PORTFOLIO. The Historical Accounts are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the TAX-AWARE PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by the investment team that manages the TAX-AWARE PORTFOLIO'S assets. Performance data is shown for the period during which the investment team of the Adviser managed the Historical Accounts through December 31, 2014. The aggregate assets for the Historical Accounts managed by the investment team as of December 31, 2014 were approximately $1.14 billion. The investment team's Historical Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of the estimated Annual Fund Operating Expenses of Class A shares of the TAX-AWARE PORTFOLIO (after fee waiver and expense reimbursements and not including any initial sales charge or CDSC) as set forth in "Fees and Expenses of the Portfolios" in this Prospectus, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.

Class C shares of the TAX-AWARE PORTFOLIO pay higher expenses associated with the distribution of such shares in accordance with the plan adopted by the Board of the TAX-AWARE PORTFOLIO under SEC Rule 12b-1 than do Class A shares. The Adviser is not obligated to extend the agreed-upon fee waivers and/or expense reimbursements beyond January 30, 2016. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the TAX-AWARE PORTFOLIO has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Barclays Municipal Bond Index is used by the TAX-AWARE PORTFOLIO and the Historical Accounts, for purposes of this example, as a benchmark to measure their relative performance. The Barclays Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the benchmark may not be substantially comparable to the performance of the investment team's Historical Accounts. The benchmark does not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Historical Accounts as measured against a broad-based market index. The performance of the TAX-AWARE PORTFOLIO will be affected by the performance of the investment team managing the Portfolio's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the TAX-AWARE PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - HISTORICAL ACCOUNTS*



                                             TAX-AWARE FIXED   BARCLAYS
                                                 INCOME        MUNICIPAL
                                           HISTORICAL ACCOUNTS   BOND
                                             TOTAL RETURN**      INDEX
------------------------------------------------------------------------
Annual Performance--Year Ended
 December 31:
2014                                               7.01%          9.05%
2013                                              -3.28%         -2.55%
2012                                               7.12%          6.78%
2011                                               8.89%         10.70%
October 2010--December 2010                       -2.71%         -4.17%
Cumulative total return for the period
 October 1, 2010 (inception of Historical
 Accounts) to December 31, 2014                    9.77%         10.39%



* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

**Net of Annual Fund Operating Expenses of Class A shares of the Tax-Aware
  Portfolio (after fee waiver and expense reimbursement and not including any initial sales charge or CDSC).


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of a Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


For more information, please refer to the Portfolios' SAI, call your financial advisor or visit our website at www.ABglobal.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the last day of each month. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.


TAXES

GENERAL
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from a Portfolio that are excluded from gross income will generally be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same potential tax rates applicable to long-term capital gains.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.


The Portfolios anticipate that substantially all (a substantial portion in the case of the TAX-AWARE PORTFOLIO) of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the TAX-AWARE PORTFOLIO, the NATIONAL PORTFOLIO and the HIGH INCOME PORTFOLIO, relevant state and local personal income taxes.


Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

STATE PORTFOLIOS
ARIZONA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

CALIFORNIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

MASSACHUSETTS PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

MICHIGAN PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income taxes.

MINNESOTA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

NEW JERSEY PORTFOLIO. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt-interest dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

NEW YORK PORTFOLIO. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

OHIO PORTFOLIO. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio corporate franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

PENNSYLVANIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax (scheduled to expire on December 31, 2015).

VIRGINIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.


Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities paying interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

BARCLAYS MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for each Portfolio. The report of the independent registered public accounting firm, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                                     YEAR ENDED OCTOBER 31,
                                                                         2014       2013      2012      2011       2010
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.91  $  10.61   $   9.97  $  10.04  $   9.62
                                                                       --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .37       .36        .39       .43       .41
Net realized and unrealized gain (loss) on investment transactions          .43      (.70)       .65      (.07)      .42
                                                                       --------  --------   --------  --------  --------
Net increase (decrease) in net asset value from operations                  .80      (.34)      1.04       .36       .83
                                                                       --------  --------   --------  --------  --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.37)     (.36)      (.40)     (.43)     (.41)
                                                                       --------  --------   --------  --------  --------
Net asset value, end of period                                         $  10.34  $   9.91   $  10.61  $   9.97  $  10.04
                                                                       --------  --------   --------  --------  --------
TOTAL RETURN
Total investment return based on net asset value(c)                        8.23%    (3.27)%    10.57%     3.80%     8.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $581,215  $649,618   $754,297  $641,972  $712,033
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .81%      .80%       .76%      .76%      .76%+
 Expenses, before waivers/reimbursements(d)                                 .86%      .86%       .86%      .88%      .87%+
 Net investment income(a)                                                  3.65%     3.45%      3.81%     4.42%     4.16%+
Portfolio turnover rate                                                      19%       26%        11%        8%       13%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2014     2013    2012    2011     2010
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.90  $10.60   $ 9.96  $10.02  $  9.61
                                                                       ------  ------   ------  ------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .30     .28      .33     .36      .34
Net realized and unrealized gain (loss) on investment transactions        .42    (.69)     .64    (.06)     .41
                                                                       ------  ------   ------  ------  -------
Net increase (decrease) in net asset value from operations                .72    (.41)     .97     .30      .75
                                                                       ------  ------   ------  ------  -------
LESS: DIVIDENDS
Dividends from net investment income                                     (.30)   (.29)    (.33)   (.36)    (.34)
                                                                       ------  ------   ------  ------  -------
Net asset value, end of period                                         $10.32  $ 9.90   $10.60  $ 9.96  $ 10.02
                                                                       ======  ======   ======  ======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                      7.39%  (3.95)%   9.83%   3.19%    7.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,451  $3,126   $5,368  $7,334  $12,640
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)                               1.51%   1.49%    1.46%   1.46%    1.46%+
 Expenses, before waivers/reimbursements(d)                              1.57%   1.57%    1.58%   1.60%    1.60%+
 Net investment income(a)                                                2.98%   2.75%    3.16%   3.74%    3.48%+
Portfolio turnover rate                                                    19%     26%      11%      8%      13%
-----------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

--------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                                     YEAR ENDED OCTOBER 31,
                                                                         2014       2013      2012      2011       2010
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.90  $  10.60   $   9.96  $  10.03  $   9.61
                                                                       --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .30       .29        .32       .36       .34
Net realized and unrealized gain (loss) on investment transactions          .43      (.70)       .64      (.07)      .42
                                                                       --------  --------   --------  --------  --------
Net increase (decrease) in net asset value from operations                  .73      (.41)       .96       .29       .76
                                                                       --------  --------   --------  --------  --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.30)     (.29)      (.32)     (.36)     (.34)
                                                                       --------  --------   --------  --------  --------
Net asset value, end of period                                         $  10.33  $   9.90   $  10.60  $   9.96  $  10.03
                                                                       ========  ========   ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                        7.49%    (3.95)%     9.81%     3.09%     8.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $130,601  $144,358   $172,228  $140,265  $153,200
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                1.51%     1.50%      1.46%     1.46%     1.46%+
 Expenses, before waivers/reimbursements(d)                                1.56%     1.56%      1.57%     1.58%     1.58%+
 Net investment income(a)                                                  2.96%     2.76%      3.11%     3.72%     3.47%+
Portfolio turnover rate                                                      19%       26%        11%        8%       13%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                         ADVISOR CLASS
                                                                                    YEAR ENDED OCTOBER 31,
                                                                         2014       2013      2012      2011     2010
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.91  $  10.61   $   9.97  $ 10.04  $  9.62
                                                                       --------  --------   --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .40       .39        .42      .46      .44
Net realized and unrealized gain (loss) on investment transactions          .43      (.70)       .65     (.07)     .42
                                                                       --------  --------   --------  -------  -------
Net increase (decrease) in net asset value from operations                  .83      (.31)      1.07      .39      .86
                                                                       --------  --------   --------  -------  -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.40)     (.39)      (.43)    (.46)    (.44)
                                                                       --------  --------   --------  -------  -------
Net asset value, end of period                                         $  10.34  $   9.91   $  10.61  $  9.97  $ 10.04
                                                                       ========  ========   ========  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                        8.55%    (2.98)%    10.91%    4.11%    9.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $254,434  $165,782   $186,303  $94,240  $72,609
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .51%      .50%       .46%     .46%     .46%+
 Expenses, before waivers/reimbursements(d)                                 .55%      .56%       .56%     .58%     .57%+
 Net investment income(a)                                                  3.92%     3.74%      4.08%    4.70%    4.45%+
Portfolio turnover rate                                                      19%       26%        11%       8%      13%
------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                CLASS A
                                                                                                                   JANUARY 26,
                                                                                                                   2010(e) TO
                                                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                                          2014        2013      2012      2011        2010
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.29    $  11.48   $  10.22  $  10.69   $  10.00
                                                                       --------    --------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .54         .53        .53       .54        .40
Net realized and unrealized gain (loss) on investment transactions          .93       (1.18)      1.28      (.42)       .71
Contributions from Adviser                                                  .00(f)      -0-        -0-       -0-        -0-
                                                                       --------    --------   --------  --------   --------
Net increase (decrease) in net asset value from operations                 1.47        (.65)      1.81       .12       1.11
                                                                       --------    --------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.54)       (.54)      (.55)     (.56)      (.42)
Distributions from net realized gain on investment transactions             -0-         -0-        -0-      (.03)       -0-
                                                                       --------    --------   --------  --------   --------
Total dividends and distributions                                          (.54)       (.54)      (.55)     (.59)      (.42)
                                                                       --------    --------   --------  --------   --------
Net asset value, end of period                                         $  11.22    $  10.29   $  11.48  $  10.22   $  10.69
                                                                       ========    ========   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                       14.62%      (5.88)%    18.08%     1.47%     11.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $627,941    $593,742   $613,787  $279,661   $240,484
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .89%        .89%       .91%      .92%       .90%+^(g)
 Expenses, before waivers/reimbursements(d)                                 .96%        .98%      1.00%     1.06%      1.27%+^
 Net investment income(a)                                                  4.99%       4.78%      4.81%     5.51%      5.29%+^
Portfolio turnover rate                                                      17%         41%        14%       43%        27%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                CLASS C
                                                                                                                  JANUARY 26,
                                                                                                                  2010(e) TO
                                                                                YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                                          2014        2013      2012      2011       2010
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.29    $  11.48   $  10.22  $ 10.69    $ 10.00
                                                                       --------    --------   --------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .46         .46        .45      .47        .36
Net realized and unrealized gain (loss) on investment transactions          .93       (1.19)      1.28     (.42)       .69
Contributions from Adviser                                                  .00(f)      -0-        -0-      -0-        -0-
                                                                       --------    --------   --------  -------    -------
Net increase (decrease) in net asset value from operations                 1.39        (.73)      1.73      .05       1.05
                                                                       --------    --------   --------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.46)       (.46)      (.47)    (.49)      (.36)
Distributions from net realized gain on investment transactions             -0-         -0-        -0-     (.03)       -0-
                                                                       --------    --------   --------  -------    -------
Total dividends and distributions                                          (.46)       (.46)      (.47)    (.52)      (.36)
                                                                       --------    --------   --------  -------    -------
Net asset value, end of period                                         $  11.22    $  10.29   $  11.48  $ 10.22    $ 10.69
                                                                       ========    ========   ========  =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       13.83%      (6.53)%    17.27%     .76%     10.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $256,667    $209,480   $212,480  $87,012    $68,911
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                1.59%       1.59%      1.61%    1.62%      1.59%+^(g)
 Expenses, before waivers/reimbursements(d)                                1.66%       1.68%      1.71%    1.76%      2.00%+^
 Net investment income(a)                                                  4.28%       4.09%      4.10%    4.81%      4.63%+^
Portfolio turnover rate                                                      17%         41%        14%      43%        27%
--------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

--------------------------------------------------------------------------------

                                                                                             ADVISOR CLASS
                                                                                                                   JANUARY 26,
                                                                                                                   2010(e) TO
                                                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                                          2014        2013      2012      2011        2010
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.29    $  11.48   $  10.22  $  10.69   $  10.00
                                                                       --------    --------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .56         .57        .56       .57        .43
Net realized and unrealized gain (loss) on investment transactions          .94       (1.19)      1.28      (.42)       .70
Contributions from Adviser                                                  .00(f)      -0-        -0-       -0-        -0-
                                                                       --------    --------   --------  --------   --------
Net increase (decrease) in net asset value from operations                 1.50        (.62)      1.84       .15       1.13
                                                                       --------    --------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.57)       (.57)      (.58)     (.59)      (.44)
Distributions from net realized gain on investment transactions             -0-         -0-        -0-      (.03)       -0-
                                                                       --------    --------   --------  --------   --------
Total dividends and distributions                                          (.57)       (.57)      (.58)     (.62)      (.44)
                                                                       --------    --------   --------  --------   --------
Net asset value, end of period                                         $  11.22    $  10.29   $  11.48  $  10.22   $  10.69
                                                                       ========    ========   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                       14.97%      (5.60)%    18.44%     1.77%     11.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $964,020    $418,473   $435,548  $188,932   $100,804
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .59%        .59%       .61%      .62%       .57%+^(g)
 Expenses, before waivers/reimbursements(d)                                 .66%        .68%       .71%      .76%      1.12%+^
 Net investment income(a)                                                  5.20%       5.08%      5.13%     5.81%      5.56%+^
Portfolio turnover rate                                                      17%         41%        14%       43%        27%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                                      YEAR ENDED OCTOBER 31,
                                                                         2014        2013       2012      2011       2010
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.83  $  11.51     $  10.84  $  10.94  $  10.51
                                                                       --------  --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .41       .41          .44       .46       .46
Net realized and unrealized gain (loss) on investment transactions          .59      (.67)         .65      (.10)      .42
                                                                       --------  --------     --------  --------  --------
Net increase (decrease) in net asset value from operations                 1.00      (.26)        1.09       .36       .88
                                                                       --------  --------     --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.39)     (.39)        (.42)     (.45)     (.45)
Distributions from net realized gain on investment transactions             -0-      (.03)         -0-      (.01)      -0-
Tax return of capital                                                       -0-      (.00)(f)      -0-       -0-       -0-
                                                                       --------  --------     --------  --------  --------
Total dividends and distributions                                          (.39)     (.42)        (.42)     (.46)     (.45)
                                                                       --------  --------     --------  --------  --------
Net asset value, end of period                                         $  11.44  $  10.83     $  11.51  $  10.84  $  10.94
                                                                       ========  ========     ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                        9.42%    (2.31)%      10.19%     3.47%     8.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $442,905  $462,298     $533,057  $511,656  $599,027
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .81%      .80%         .76%      .76%      .75%+
 Expenses, before waivers/reimbursements(d)                                 .86%      .85%         .85%      .86%      .85%+
 Net investment income(a)                                                  3.72%     3.68%        3.89%     4.39%     4.30%+
Portfolio turnover rate                                                      14%       22%          23%       12%        8%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                                 YEAR ENDED OCTOBER 31,
                                                                        2014      2013     2012    2011     2010
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.83  $11.50     $10.84  $10.94  $10.50
                                                                       ------  ------     ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .34     .33        .36     .39     .38
Net realized and unrealized gain (loss) on investment transactions        .58    (.66)       .64    (.11)    .43
                                                                       ------  ------     ------  ------  ------
Net increase (decrease) in net asset value from operations                .92    (.33)      1.00     .28     .81
                                                                       ------  ------     ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.31)   (.31)      (.34)   (.37)   (.37)
Distributions from net realized gain on investment transactions           -0-    (.03)       -0-    (.01)    -0-
Tax return of capital                                                     -0-    (.00)(f)    -0-     -0-     -0-
                                                                       ------  ------     ------  ------  ------
Total dividends and distributions                                        (.31)   (.34)      (.34)   (.38)   (.37)
                                                                       ------  ------     ------  ------  ------
Net asset value, end of period                                         $11.44  $10.83     $11.50  $10.84  $10.94
                                                                       ======  ======     ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                      8.66%  (2.90)%     9.34%   2.75%   7.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  405  $1,017     $1,804  $2,872  $5,267
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                              1.51%   1.50%      1.46%   1.46%   1.45%+
 Expenses, before waivers/reimbursements(d)                              1.56%   1.56%      1.58%   1.58%   1.57%+
 Net investment income(a)                                                3.05%   2.97%      3.21%   3.70%   3.61%+
Portfolio turnover rate                                                    14%     22%        23%     12%      8%
------------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

--------------------------------------------------------------------------------

                                                                                             CLASS C
                                                                                     YEAR ENDED OCTOBER 31,
                                                                         2014      2013       2012      2011       2010
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.83  $ 11.50     $  10.83  $  10.93  $  10.50
                                                                       -------  -------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .33      .34          .36       .39       .39
Net realized and unrealized gain (loss) on investment transactions         .58     (.67)         .65      (.11)      .41
                                                                       -------  -------     --------  --------  --------
Net increase (decrease) in net asset value from operations                 .91     (.33)        1.01       .28       .80
                                                                       -------  -------     --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.31)    (.31)        (.34)     (.37)     (.37)
Distributions from net realized gain on investment transactions            -0-     (.03)         -0-      (.01)      -0-
Tax return of capital                                                      -0-     (.00)(f)      -0-       -0-       -0-
                                                                       -------  -------     --------  --------  --------
Total dividends and distributions                                         (.31)    (.34)        (.34)     (.38)     (.37)
                                                                       -------  -------     --------  --------  --------
Net asset value, end of period                                         $ 11.43  $ 10.83     $  11.50  $  10.83  $  10.93
                                                                       -------  -------     --------  --------  --------
TOTAL RETURN
Total investment return based on net asset value(c)                       8.57%   (2.90)%       9.44%     2.75%     7.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $83,761  $87,172     $107,831  $106,547  $117,354
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               1.51%    1.50%        1.46%     1.46%     1.45%+
 Expenses, before waivers/reimbursements(d)                               1.56%    1.55%        1.55%     1.56%     1.55%+
 Net investment income(a)                                                 3.02%    2.98%        3.19%     3.69%     3.60%+
Portfolio turnover rate                                                     14%      22%          23%       12%        8%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        ADVISOR CLASS
                                                                                    YEAR ENDED OCTOBER 31,
                                                                         2014      2013       2012     2011     2010
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.83  $ 11.51     $ 10.84  $ 10.94  $ 10.51
                                                                       -------  -------     -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .44      .45         .47      .49      .49
Net realized and unrealized gain (loss) on investment transactions         .59     (.68)        .65     (.10)     .42
                                                                       -------  -------     -------  -------  -------
Net increase (decrease) in net asset value from operations                1.03     (.23)       1.12      .39      .91
                                                                       -------  -------     -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.42)    (.42)       (.45)    (.48)    (.48)
Distributions from net realized gain on investment transactions            -0-     (.03)        -0-     (.01)     -0-
Tax return of capital                                                      -0-     (.00)(f)     -0-      -0-      -0-
                                                                       -------  -------     -------  -------  -------
Total dividends and distributions                                         (.42)    (.45)       (.45)    (.49)    (.48)
                                                                       -------  -------     -------  -------  -------
Net asset value, end of period                                         $ 11.44  $ 10.83     $ 11.51  $ 10.84  $ 10.94
                                                                       =======  =======     =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value                          9.75%   (2.02)%     10.53%    3.78%    8.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $48,251  $36,856     $37,507  $23,338  $13,614
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                .51%     .50%        .46%     .46%     .45%+
 Expenses, before waivers/reimbursements(d)                                .56%     .55%        .55%     .55%     .55%+
 Net investment income(a)                                                 3.99%    3.97%       4.16%    4.65%    4.59%+
Portfolio turnover rate                                                     14%      22%         23%      12%       8%
-----------------------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

NEW YORK PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                                      YEAR ENDED OCTOBER 31,
                                                                         2014        2013       2012      2011       2010
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.70  $  10.47     $   9.97  $  10.01  $   9.69
                                                                       --------  --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .34       .33          .36       .38       .37
Net realized and unrealized gain (loss) on investment transactions          .31      (.76)         .50      (.04)      .32
                                                                       --------  --------     --------  --------  --------
Net increase (decrease) in net asset value from operations                  .65      (.43)         .86       .34       .69
                                                                       --------  --------     --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.34)     (.32)        (.36)     (.38)     (.37)
Distributions from net realized gain on investment transactions             -0-      (.02)         -0-       -0-       -0-
Tax return of capital                                                       -0-      (.00)(f)      -0-       -0-       -0-
                                                                       --------  --------     --------  --------  --------
Total dividends and distributions                                          (.34)     (.34)        (.36)     (.38)     (.37)
                                                                       --------  --------     --------  --------  --------
Net asset value, end of period                                         $  10.01  $   9.70     $  10.47  $   9.97  $  10.01
                                                                       ========  ========     ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                        6.79%    (4.07)%       8.76%     3.56%     7.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $434,208  $464,134     $579,899  $493,133  $516,566
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .81%      .79%         .75%      .75%      .75%+
 Expenses, before waivers/reimbursements(d)                                 .87%      .85%         .85%      .87%      .86%+
 Net investment income(a)                                                  3.42%     3.28%        3.49%     3.90%     3.76%+
Portfolio turnover rate                                                      28%       19%          14%        7%        5%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                CLASS B
                                                                        YEAR ENDED OCTOBER 31,
                                                              2014      2013     2012     2011     2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.69  $10.45     $ 9.96  $ 10.00  $  9.68
                                                             ------  ------     ------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                     .27     .26        .29      .31      .30
Net realized and unrealized gain (loss) on investment
 transactions                                                   .31    (.74)       .49     (.04)     .32
                                                             ------  ------     ------  -------  -------
Net increase (decrease) in net asset value from operations      .58    (.48)       .78      .27      .62
                                                             ------  ------     ------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.27)   (.26)      (.29)    (.31)    (.30)
Distributions from net realized gain on investment
 transactions                                                   -0-    (.02)       -0-      -0-      -0-
Tax return of capital                                           -0-    (.00)(f)    -0-      -0-      -0-
                                                             ------  ------     ------  -------  -------
Total dividends and distributions                              (.27)   (.28)      (.29)    (.31)    (.30)
                                                             ------  ------     ------  -------  -------
Net asset value, end of period                               $10.00  $ 9.69     $10.45  $  9.96  $ 10.00
                                                             ======  ======     ======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)            6.06%  (4.64)%     7.92%    2.85%    6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,217  $5,510     $9,664  $14,134  $24,682
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                    1.51%   1.49%      1.45%    1.45%    1.45%+
 Expenses, before waivers/reimbursements(d)                    1.58%   1.55%      1.57%    1.59%    1.58%+
 Net investment income(a)                                      2.77%   2.57%      2.82%    3.22%    3.08%+
Portfolio turnover rate                                          28%     19%        14%       7%       5%
----------------------------------------------------------------------------------------------------------


See footnotes on pages 94 through 95.

--------------------------------------------------------------------------------

                                                                                  CLASS C
                                                                          YEAR ENDED OCTOBER 31,
                                                               2014      2013       2012      2011     2010
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.69  $ 10.46     $   9.96  $ 10.01  $  9.68
                                                             -------  -------     --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .27      .26          .29      .31      .30
Net realized and unrealized gain (loss) on investment
 transactions                                                    .31     (.75)         .50     (.05)     .33
                                                             -------  -------     --------  -------  -------
Net increase (decrease) in net asset value from operations       .58     (.49)         .79      .26      .63
                                                             -------  -------     --------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.27)    (.26)        (.29)    (.31)    (.30)
Distributions from net realized gain on investment
 transactions                                                    -0-     (.02)         -0-      -0-      -0-
Tax return of capital                                            -0-     (.00)(f)      -0-      -0-      -0-
                                                             -------  -------     --------  -------  -------
Total dividends and distributions                               (.27)    (.28)        (.29)    (.31)    (.30)
                                                             -------  -------     --------  -------  -------
Net asset value, end of period                               $ 10.00  $  9.69     $  10.46  $  9.96  $ 10.01
                                                             =======  =======     ========  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)             6.05%   (4.74)%       8.01%    2.74%    6.62%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $71,934  $80,507     $106,135  $79,223  $90,789
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.51%    1.49%        1.45%    1.45%    1.45%+
 Expenses, before waivers/reimbursements(d)                     1.57%    1.55%        1.55%    1.57%    1.56%+
 Net investment income(a)                                       2.72%    2.58%        2.79%    3.20%    3.05%+
Portfolio turnover rate                                           28%      19%          14%       7%       5%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        ADVISOR CLASS
                                                                                    YEAR ENDED OCTOBER 31,
                                                                         2014      2013       2012     2011     2010
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.70  $ 10.47     $  9.97  $ 10.01  $  9.69
                                                                       -------  -------     -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .36      .37         .39      .41      .40
Net realized and unrealized gain (loss) on investment transactions         .32     (.76)        .50     (.04)     .32
                                                                       -------  -------     -------  -------  -------
Net increase (decrease) in net asset value from operations                 .68     (.39)        .89      .37      .72
                                                                       -------  -------     -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.37)    (.36)       (.39)    (.41)    (.40)
Distributions from net realized gain on investment transactions            -0-     (.02)        -0-      -0-      -0-
Tax return of capital                                                      -0-     (.00)(f)     -0-      -0-      -0-
                                                                       -------  -------     -------  -------  -------
Total dividends and distributions                                         (.37)    (.38)       (.39)    (.41)    (.40)
                                                                       -------  -------     -------  -------  -------
Net asset value, end of period                                         $ 10.01  $  9.70     $ 10.47  $  9.97  $ 10.01
                                                                       =======  =======     =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       7.11%   (3.78)%      9.09%    3.87%    7.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $20,755  $16,229     $23,882  $11,169  $13,028
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                .51%     .49%        .45%     .45%     .45%+
 Expenses, before waivers/reimbursements(d)                                .57%     .55%        .54%     .57%     .55%+
 Net investment income(a)                                                 3.69%    3.56%       3.77%    4.21%    4.03%+
Portfolio turnover rate                                                     28%      19%         14%       7%       5%
-----------------------------------------------------------------------------------------------------------------------



(a)Net of fees waived and expenses reimbursed by the Adviser.

(b)Based on average shares outstanding.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The expense ratios presented below exclude interest expense:



                                                                              YEAR ENDED OCTOBER 31,
                                                                       ----------------------------
                                                                       2014  2013  2012  2011      2010
------------------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIO
CLASS A
Net of waivers/reimbursements                                           .80%  .79%  .75%  .75%  .75%+
Before waivers/reimbursements                                           .85%  .85%  .85%  .87%  .87%+
CLASS B
Net of waivers/reimbursements                                          1.50% 1.48% 1.45% 1.45% 1.45%+
Before waivers/reimbursements                                          1.56% 1.56% 1.58% 1.59% 1.59%+
CLASS C
Net of waivers/reimbursements                                          1.50% 1.49% 1.45% 1.45% 1.45%+
Before waivers/reimbursements                                          1.55% 1.55% 1.56% 1.57% 1.57%+
ADVISOR CLASS
Net of waivers/reimbursements                                           .50%  .49%  .45%  .45%  .45%+
Before waivers/reimbursements                                           .55%  .55%  .55%  .57%  .57%+

HIGH INCOME PORTFOLIO
CLASS A
Net of waivers/reimbursements                                           .80%  .80%  .80%  .80%  .78%+^(g)(h)
Before waivers/reimbursements                                           .88%  .89%  .89%  .94% 1.15%+^(h)
CLASS C
Net of waivers/reimbursements                                          1.50% 1.50% 1.50% 1.50% 1.47%+^(g)(h)
Before waivers/reimbursements                                          1.58% 1.59% 1.59% 1.64% 1.87%+^(h)
ADVISOR CLASS
Net of waivers/reimbursements                                           .50%  .50%  .50%  .50%  .45%+^(g)(h)
Before waivers/reimbursements                                           .58%  .59%  .59%  .64% 1.00%+^(h)

CALIFORNIA PORTFOLIO
CLASS A
Net of waivers/reimbursements                                           .80%  .79%  .75%  .75%  .75%+
Before waivers/reimbursements                                           .85%  .84%  .84%  .85%  .84%+
CLASS B
Net of waivers/reimbursements                                          1.50% 1.48% 1.45% 1.46% 1.45%+
Before waivers/reimbursements                                          1.56% 1.54% 1.57% 1.57% 1.56%+
CLASS C
Net of waivers/reimbursements                                          1.50% 1.49% 1.45% 1.45% 1.45%+
Before waivers/reimbursements                                          1.55% 1.54% 1.54% 1.55% 1.55%+
ADVISOR CLASS
Net of waivers/reimbursements                                           .50%  .49%  .45%  .45%  .45%+
Before waivers/reimbursements                                           .55%  .54%  .53%  .55%  .54%+

NEW YORK PORTFOLIO
CLASS A
Net of waivers/reimbursements                                           .80%  .79%  .75%  .75%  .75%+
Before waivers/reimbursements                                           .87%  .84%  .85%  .85%  .85%+
CLASS B
Net of waivers/reimbursements                                          1.50% 1.48% 1.45% 1.45% 1.45%+
Before waivers/reimbursements                                          1.57% 1.55% 1.57% 1.59% 1.58%+
CLASS C
Net of waivers/reimbursements                                          1.50% 1.49% 1.45% 1.45% 1.45%+
Before waivers/reimbursements                                          1.57% 1.54% 1.55% 1.57% 1.56%+
ADVISOR CLASS
Net of waivers/reimbursements                                           .50%  .49%  .45%  .45%  .45%+
Before waivers/reimbursements                                           .56%  .54%  .54%  .57%  .55%+
------------------------------------------------------------------------------------------------------------



(e)Commencement of operations.

(f)Amount is less than $0.005.

(g)The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio's Class A, Class C and Advisor Class expenses, respectively.

(h)For the period January 26, 2010, commencement of operations, to October 31, 2010.

 ^ Annualized.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                                                          YEAR ENDED SEPTEMBER 30,
                                                               2014       2013      2012      2011       2010
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.72  $  11.41   $  10.95  $  11.17  $  11.02
                                                             --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .40       .40        .43       .45       .44
Net realized and unrealized gain (loss) on investment
 transactions                                                     .33      (.69)       .46      (.13)      .15
                                                             --------  --------   --------  --------  --------
Net increase (decrease) in net asset value from operations        .73      (.29)       .89       .32       .59
                                                             --------  --------   --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.40)     (.40)      (.43)     (.46)     (.44)
Distributions from net realized gain on investment
 transactions                                                     -0-       -0-        -0-      (.08)      -0-
                                                             --------  --------   --------  --------  --------
Total dividends and distributions                                (.40)     (.40)      (.43)     (.54)     (.44)
                                                             --------  --------   --------  --------  --------
Net asset value, end of period                               $  11.05  $  10.72   $  11.41  $  10.95  $  11.17
                                                             ========  ========   ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)              6.90%    (2.65)%     8.27%     3.07%     5.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $107,843  $117,342   $140,768  $134,466  $159,374
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .79%      .79%       .79%      .78%      .78%+
 Expenses, before waivers/reimbursements(d)                       .99%      .93%       .95%      .95%      .94%+
 Net investment income(a)                                        3.65%     3.54%      3.85%     4.22%     4.06%+
Portfolio turnover rate                                            15%       24%        17%        2%       10%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                              CLASS B
                                                                     YEAR ENDED SEPTEMBER 30,
                                                              2014     2013    2012    2011     2010
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.70  $11.39   $10.93  $11.15  $11.01
                                                             ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                     .32     .32      .35     .38     .37
Net realized and unrealized gain (loss) on investment
 transactions                                                   .33    (.69)     .46    (.14)    .14
                                                             ------  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations      .65    (.37)     .81     .24     .51
                                                             ------  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.32)   (.32)    (.35)   (.38)   (.37)
Distributions from net realized gain on investment
 transactions                                                   -0-     -0-      -0-    (.08)    -0-
                                                             ------  ------   ------  ------  ------
Total dividends and distributions                              (.32)   (.32)    (.35)   (.46)   (.37)
                                                             ------  ------   ------  ------  ------
Net asset value, end of period                               $11.03  $10.70   $11.39  $10.93  $11.15
                                                             ======  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)            6.17%  (3.34)%   7.54%   2.36%   4.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  546  $  769   $1,933  $2,330  $4,535
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                    1.49%   1.49%    1.49%   1.48%   1.48%+
 Expenses, before waivers/reimbursements(d)                    1.70%   1.63%    1.67%   1.67%   1.65%+
 Net investment income(a)                                      2.96%   2.83%    3.17%   3.53%   3.37%+
Portfolio turnover rate                                          15%     24%      17%      2%     10%
------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                          CLASS C
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011     2010
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.70  $ 11.39   $ 10.93  $ 11.15  $ 11.01
                                                                       -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .32      .32       .35      .38      .37
Net realized and unrealized gain (loss) on investment transactions         .33     (.69)      .46     (.14)     .14
                                                                       -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations                 .65     (.37)      .81      .24      .51
                                                                       -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.32)    (.32)     (.35)    (.38)    (.37)
Distributions from net realized gain on investment transactions            -0-      -0-       -0-     (.08)     -0-
                                                                       -------  -------   -------  -------  -------
Total dividends and distributions                                         (.32)    (.32)     (.35)    (.46)    (.37)
                                                                       -------  -------   -------  -------  -------
Net asset value, end of period                                         $ 11.03  $ 10.70   $ 11.39  $ 10.93  $ 11.15
                                                                       =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.17%   (3.34)%    7.54%    2.35%    4.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $25,203  $30,060   $35,464  $32,103  $37,623
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               1.49%    1.49%     1.49%    1.48%    1.48%+
 Expenses, before waivers/reimbursements(d)                               1.70%    1.63%     1.65%    1.66%    1.64%+
 Net investment income(a)                                                 2.96%    2.84%     3.16%    3.53%    3.37%+
Portfolio turnover rate                                                     15%      24%       17%       2%      10%
---------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                                                           YEAR ENDED SEPTEMBER 30,
                                                               2014       2013      2012       2011       2010
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.05  $  11.87   $  11.28  $  11.32   $  11.08
                                                             --------  --------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .37       .37        .39       .38        .39
Net realized and unrealized gain (loss) on investment
 transactions                                                     .33      (.76)       .61      (.02)+      .26
                                                             --------  --------   --------  --------   --------
Net increase (decrease) in net asset value from operations        .70      (.39)      1.00       .36        .65
                                                             --------  --------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.39)     (.39)      (.41)     (.40)      (.41)
Distributions from net realized gain on investment
 transactions                                                     -0-      (.04)       -0-       -0-        -0-
                                                             --------  --------   --------  --------   --------
Total dividends and distributions                                (.39)     (.43)      (.41)     (.40)      (.41)
                                                             --------  --------   --------  --------   --------
Net asset value, end of period                               $  11.36  $  11.05   $  11.87  $  11.28   $  11.32
                                                             ========  ========   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)              6.42%    (3.38)%     8.98%     3.38%      6.02%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $194,274  $202,230   $233,271  $215,025   $192,427
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .82%      .82%       .82%      .82%       .82%+
 Expenses, before waivers/reimbursements                          .91%      .88%       .88%      .89%       .93%+
 Net investment income(a)                                        3.35%     3.18%      3.33%     3.51%      3.50%+
Portfolio turnover rate                                             9%       19%         6%       15%        14%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                        2014     2013    2012     2011     2010
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.03  $11.85   $11.25  $11.29   $11.06
                                                                       ------  ------   ------  ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .30     .29      .31     .30      .31
Net realized and unrealized gain (loss) on investment transactions        .32    (.76)     .62    (.01)+    .25
                                                                       ------  ------   ------  ------   ------
Net increase (decrease) in net asset value from operations                .62    (.47)     .93     .29      .56
                                                                       ------  ------   ------  ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.31)   (.31)    (.33)   (.33)    (.33)
Distributions from net realized gain on investment transactions           -0-    (.04)     -0-     -0-      -0-
                                                                       ------  ------   ------  ------   ------
Total dividends and distributions                                        (.31)   (.35)    (.33)   (.33)    (.33)
                                                                       ------  ------   ------  ------   ------
Net asset value, end of period                                         $11.34  $11.03   $11.85  $11.25   $11.29
                                                                       ======  ======   ======  ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)                      5.70%  (4.05)%   8.34%   2.68%    5.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  656  $1,426   $2,223  $3,086   $4,725
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.52%   1.52%    1.52%   1.52%    1.52%+
 Expenses, before waivers/reimbursements                                 1.61%   1.58%    1.60%   1.61%    1.64%+
 Net investment income(a)                                                2.69%   2.49%    2.66%   2.81%    2.82%+
Portfolio turnover rate                                                     9%     19%       6%     15%      14%
-----------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                           CLASS C
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011      2010
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.03  $ 11.85   $ 11.26  $ 11.30   $ 11.06
                                                                       -------  -------   -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .30      .29       .31      .31       .31
Net realized and unrealized gain (loss) on investment transactions         .32     (.76)      .61     (.02)+     .26
                                                                       -------  -------   -------  -------   -------
Net increase (decrease) in net asset value from operations                 .62     (.47)      .92      .29       .57
                                                                       -------  -------   -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.31)    (.31)     (.33)    (.33)     (.33)
Distributions from net realized gain on investment transactions            -0-     (.04)      -0-      -0-       -0-
                                                                       -------  -------   -------  -------   -------
Total dividends and distributions                                         (.31)    (.35)     (.33)    (.33)     (.33)
                                                                       -------  -------   -------  -------   -------
Net asset value, end of period                                         $ 11.34  $ 11.03   $ 11.85  $ 11.26   $ 11.30
                                                                       =======  =======   =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                       5.70%   (4.06)%    8.24%    2.67%     5.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $54,108  $64,298   $70,889  $58,968   $65,011
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.52%    1.52%     1.52%    1.52%     1.52%+
 Expenses, before waivers/reimbursements                                  1.61%    1.59%     1.59%    1.60%     1.63%+
 Net investment income(a)                                                 2.67%    2.49%     2.64%    2.81%     2.80%+
Portfolio turnover rate                                                      9%      19%        6%      15%       14%
----------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                                           CLASS A
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011      2010
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.96  $ 11.01   $ 10.76  $ 10.89  $ 10.79
                                                                       -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .36      .35       .39      .41      .39
Net realized and unrealized gain (loss) on investment transactions         .37     (.94)      .28     (.11)     .13
Contributions from Adviser                                                 -0-      -0-       -0-      -0-      .00(e)
                                                                       -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations                 .73     (.59)      .67      .30      .52
                                                                       -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.36)    (.37)     (.41)    (.43)    (.42)
Distributions from net realized gain on investment transactions            -0-     (.09)     (.01)     -0-      -0-
                                                                       -------  -------   -------  -------  -------
Total dividends and distributions                                         (.36)    (.46)     (.42)    (.43)    (.42)
                                                                       -------  -------   -------  -------  -------
Net asset value, end of period                                         $ 10.33  $  9.96   $ 11.01  $ 10.76  $ 10.89
                                                                       =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       7.42%   (5.57)%    6.33%    2.92%    4.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $39,075  $48,743   $71,424  $66,033  $73,445
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                .90%     .95%     1.01%    1.01%    1.01%+
 Expenses, before waivers/reimbursements(d)                               1.21%    1.06%     1.05%    1.09%    1.06%+
 Net investment income(a)                                                 3.53%    3.23%     3.55%    3.84%    3.67%+
Portfolio turnover rate                                                     12%      28%       28%       3%       5%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                        2014     2013    2012    2011     2010
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.94  $10.98   $10.74  $10.87  $10.77
                                                                       ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .29     .27      .31     .34     .32
Net realized and unrealized gain (loss) on investment transactions        .37    (.92)     .27    (.10)    .12
Contributions from Adviser                                                -0-     -0-      -0-     -0-     .00(e)
                                                                       ------  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations                .66    (.65)     .58     .24     .44
                                                                       ------  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.29)   (.30)    (.33)   (.37)   (.34)
Distributions from net realized gain on investment transactions           -0-    (.09)    (.01)    -0-     -0-
                                                                       ------  ------   ------  ------  ------
Total dividends and distributions                                        (.29)   (.39)    (.34)   (.37)   (.34)
                                                                       ------  ------   ------  ------  ------
Net asset value, end of period                                         $10.31  $ 9.94   $10.98  $10.74  $10.87
                                                                       ======  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                      6.69%  (6.15)%   5.52%   2.27%   4.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  375  $  448   $1,003  $1,460  $3,235
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                              1.60%   1.66%    1.71%   1.71%   1.71%+
 Expenses, before waivers/reimbursements(d)                              1.93%   1.77%    1.78%   1.80%   1.78%+
 Net investment income(a)                                                2.84%   2.54%    2.88%   3.16%   2.99%+
Portfolio turnover rate                                                    12%     28%      28%      3%      5%
-----------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                           CLASS C
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011      2010
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.95  $ 10.99   $ 10.75  $ 10.87  $ 10.78
                                                                       -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .29      .27       .31      .33      .32
Net realized and unrealized gain (loss) on investment transactions         .37     (.92)      .27     (.09)     .11
Contributions from Adviser                                                 -0-      -0-       -0-      -0-      .00(e)
                                                                       -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations                 .66     (.65)      .58      .24      .43
                                                                       -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.29)    (.30)     (.33)    (.36)    (.34)
Distributions from net realized gain on investment transactions            -0-     (.09)     (.01)     -0-      -0-
                                                                       -------  -------   -------  -------  -------
Total dividends and distributions                                         (.29)    (.39)     (.34)    (.36)    (.34)
                                                                       -------  -------   -------  -------  -------
Net asset value, end of period                                         $ 10.32  $  9.95   $ 10.99  $ 10.75  $ 10.87
                                                                       =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.69%   (6.15)%    5.51%    2.30%    4.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $18,949  $22,161   $28,668  $28,813  $35,777
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               1.60%    1.65%     1.71%    1.71%    1.71%+
 Expenses, before waivers/reimbursements(d)                               1.92%    1.77%     1.76%    1.79%    1.76%+
 Net investment income(a)                                                 2.83%    2.55%     2.86%    3.15%    2.97%+
Portfolio turnover rate                                                     12%      28%       28%       3%       5%
----------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

                                                                                 CLASS A
                                                                        YEAR ENDED SEPTEMBER 30,
                                                               2014     2013      2012     2011      2010
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.13  $ 10.72   $ 10.35  $ 10.35  $  10.17
                                                             -------  -------   -------  -------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .31      .31       .35      .35       .32
Net realized and unrealized gain (loss) on investment
 transactions                                                    .35     (.54)      .38      .01+      .19
                                                             -------  -------   -------  -------  --------
Net increase (decrease) in net asset value from operations       .66     (.23)      .73      .36       .51
                                                             -------  -------   -------  -------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.33)    (.32)     (.36)    (.36)     (.33)
Distributions from net realized gain on investment
 transactions                                                    -0-     (.04)      -0-      -0-       -0-
                                                             -------  -------   -------  -------  --------
Total dividends and distributions                               (.33)    (.36)     (.36)    (.36)     (.33)
                                                             -------  -------   -------  -------  --------
Net asset value, end of period                               $ 10.46  $ 10.13   $ 10.72  $ 10.35  $  10.35
                                                             =======  =======   =======  =======  ========
TOTAL RETURN
Total investment return based on net asset value(c)             6.60%   (2.24)%    7.17%    3.68%     5.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $69,595  $72,221   $85,035  $86,705  $107,206
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .90%     .90%      .91%     .90%      .90%+
 Expenses, before waivers/reimbursements(d)                     1.09%    1.02%     1.02%    1.02%     1.02%+
 Net investment income(a)                                       3.04%    2.93%     3.29%    3.48%     3.11%+
Portfolio turnover rate                                           19%      17%       14%      10%       22%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                              CLASS B
                                                                     YEAR ENDED SEPTEMBER 30,
                                                              2014     2013    2012    2011     2010
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.12  $10.71   $10.35  $10.35  $10.17
                                                             ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                     .24     .24      .28     .28     .25
Net realized and unrealized gain (loss) on investment
 transactions                                                   .35    (.54)     .37     .01+    .19
                                                             ------  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations      .59    (.30)     .65     .29     .44
                                                             ------  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.25)    (.29)   (.29)   (.26)
Distributions from net realized gain on investment
 transactions                                                   -0-    (.04)     -0-     -0-     -0-
                                                             ------  ------   ------  ------  ------
Total dividends and distributions                              (.26)   (.29)    (.29)   (.29)   (.26)
                                                             ------  ------   ------  ------  ------
Net asset value, end of period                               $10.45  $10.12   $10.71  $10.35  $10.35
                                                             ======  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)            5.86%  (2.92)%   6.33%   2.96%   4.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   91  $  128   $  196  $  440  $  676
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                    1.60%   1.60%    1.61%   1.60%   1.60%+
 Expenses, before waivers/reimbursements(d)                    1.81%   1.73%    1.94%   1.90%   1.76%+
 Net investment income(a)                                      2.34%   2.23%    2.62%   2.77%   2.45%+
Portfolio turnover rate                                          19%     17%      14%     10%     22%
------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                CLASS C
                                                                        YEAR ENDED SEPTEMBER 30,
                                                               2014     2013      2012     2011     2010
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.14  $ 10.73   $ 10.36  $ 10.36  $ 10.18
                                                             -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .24      .24       .27      .28      .24
Net realized and unrealized gain (loss) on investment
 transactions                                                    .35     (.54)      .39      .01+     .20
                                                             -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations       .59     (.30)      .66      .29      .44
                                                             -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.26)    (.25)     (.29)    (.29)    (.26)
Distributions from net realized gain on investment
 transactions                                                    -0-     (.04)      -0-      -0-      -0-
                                                             -------  -------   -------  -------  -------
Total dividends and distributions                               (.26)    (.29)     (.29)    (.29)    (.26)
                                                             -------  -------   -------  -------  -------
Net asset value, end of period                               $ 10.47  $ 10.14   $ 10.73  $ 10.36  $ 10.36
                                                             =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value/(c)/           5.86%   (2.92)%    6.41%    2.95%    4.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,126  $19,064   $22,445  $20,838  $22,240
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.60%    1.60%     1.61%    1.60%    1.60%+
 Expenses, before waivers/reimbursements(d)                     1.79%    1.72%     1.72%    1.73%    1.72%+
 Net investment income(a)                                       2.34%    2.23%     2.58%    2.79%    2.41%+
Portfolio turnover rate                                           19%      17%       14%      10%      22%
-----------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                         2014       2013      2012        2011        2010
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.55  $  10.22   $   9.71  $   9.82     $   9.55
                                                                       --------  --------   --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                 .35       .33        .37       .39          .39
Net realized and unrealized gain (loss) on investment transactions          .22      (.66)       .52      (.11)         .28
                                                                       --------  --------   --------  --------     --------
Net increase (decrease) in net asset value from operations                  .57      (.33)       .89       .28          .67
                                                                       --------  --------   --------  --------     --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.36)     (.34)      (.38)     (.39)        (.40)
                                                                       --------  --------   --------  --------     --------
Net asset value, end of period                                         $   9.76  $   9.55   $  10.22  $   9.71     $   9.82
                                                                       ========  ========   ========  ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                        6.04%    (3.30)%     9.29%     3.08%        7.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $100,039  $113,048   $122,671  $118,468     $129,078
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .87%      .87%       .87%      .87%         .87%+
 Expenses, before waivers/reimbursements                                   1.00%      .95%       .96%      .97%         .97%+
 Net investment income(a)                                                  3.62%     3.34%      3.70%     4.09%        4.08%+
Portfolio turnover rate                                                      16%       30%        14%        0%(f)        9%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                        2014    2013    2012      2011      2010
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $9.55  $10.22   $ 9.71  $ 9.82     $ 9.55
                                                                       -----  ------   ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                              .28     .26      .30     .32        .32
Net realized and unrealized gain (loss) on investment transactions       .22    (.66)     .52    (.10)       .28
                                                                       -----  ------   ------  ------     ------
Net increase (decrease) in net asset value from operations               .50    (.40)     .82     .22        .60
                                                                       -----  ------   ------  ------     ------
LESS: DIVIDENDS
Dividends from net investment income                                    (.29)   (.27)    (.31)   (.33)      (.33)
                                                                       -----  ------   ------  ------     ------
Net asset value, end of period                                         $9.76  $ 9.55   $10.22  $ 9.71     $ 9.82
                                                                       =====  ======   ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(c)                     5.32%  (3.97)%   8.53%   2.37%      6.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 466  $  978   $1,997  $2,982     $4,878
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                1.57%   1.57%    1.57%   1.57%      1.57%+
 Expenses, before waivers/reimbursements                                1.71%   1.65%    1.68%   1.68%      1.68%+
 Net investment income(a)                                               2.94%   2.62%    3.02%   3.39%      3.37%+
Portfolio turnover rate                                                   16%     30%      14%      0%(f)      9%
------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                            CLASS C
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012      2011       2010
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.55  $ 10.23   $  9.72  $  9.82     $  9.56
                                                                       -------  -------   -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .28      .26       .30      .32         .32
Net realized and unrealized gain (loss) on investment transactions         .23     (.67)      .52     (.09)        .27
                                                                       -------  -------   -------  -------     -------
Net increase (decrease) in net asset value from operations                 .51     (.41)      .82      .23         .59
                                                                       -------  -------   -------  -------     -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.29)    (.27)     (.31)    (.33)       (.33)
                                                                       -------  -------   -------  -------     -------
Net asset value, end of period                                         $  9.77  $  9.55   $ 10.23  $  9.72     $  9.82
                                                                       =======  =======   =======  =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)                       5.41%   (4.07)%    8.52%    2.47%       6.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $29,694  $32,846   $37,604  $34,224     $38,765
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.57%    1.57%     1.57%    1.57%       1.57%+
 Expenses, before waivers/reimbursements                                  1.70%    1.65%     1.66%    1.67%       1.67%+
 Net investment income(a)                                                 2.91%    2.64%     2.99%    3.39%       3.38%+
Portfolio turnover rate                                                     16%      30%       14%       0%(f)       9%
------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

OHIO PORTFOLIO
--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                         2014      2013      2012      2011       2010
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.80  $  10.58   $  10.21  $  10.22  $  10.12
                                                                       -------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .34       .34        .37       .37       .37
Net realized and unrealized gain (loss) on investment transactions         .14      (.72)       .38      (.01)      .11
                                                                       -------  --------   --------  --------  --------
Net increase (decrease) in net asset value from operations                 .48      (.38)       .75       .36       .48
                                                                       -------  --------   --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.35)     (.35)      (.38)     (.37)     (.38)
Distributions from net realized gain on investment transactions            -0-      (.05)       -0-       -0-       -0-
                                                                       -------  --------   --------  --------  --------
Total dividends and distributions                                         (.35)     (.40)      (.38)     (.37)     (.38)
                                                                       -------  --------   --------  --------  --------
Net asset value, end of period                                         $  9.93  $   9.80   $  10.58  $  10.21  $  10.22
                                                                       =======  ========   ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                       5.04%    (3.77)%     7.47%     3.71%     4.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $87,685  $103,466   $120,573  $106,356  $120,702
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                .85%      .86%       .86%      .85%      .85%+
 Expenses, before waivers/reimbursements(d)                               1.02%      .96%       .97%      .96%      .99%+
 Net investment income(a)                                                 3.50%     3.27%      3.55%     3.65%     3.72%+
Portfolio turnover rate                                                     17%       26%        27%        8%        3%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                             CLASS B
                                                                     YEAR ENDED SEPTEMBER 30,
                                                              2014    2013    2012    2011     2010
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.79  $10.57   $10.20  $10.21  $10.11
                                                             -----  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                    .28     .26      .30     .29     .30
Net realized and unrealized gain (loss) on investment
 transactions                                                  .14    (.71)     .38     .01+    .11
                                                             -----  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations     .42    (.45)     .68     .30     .41
                                                             -----  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          (.29)   (.28)    (.31)   (.31)   (.31)
Distributions from net realized gain on investment
 transactions                                                  -0-    (.05)     -0-     -0-     -0-
                                                             -----  ------   ------  ------  ------
Total dividends and distributions                             (.29)   (.33)    (.31)   (.31)   (.31)
                                                             -----  ------   ------  ------  ------
Net asset value, end of period                               $9.92  $ 9.79   $10.57  $10.20  $10.21
                                                             =====  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)           4.32%  (4.43)%   6.74%   3.00%   4.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 209  $  810   $1,833  $3,082  $4,991
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                   1.55%   1.56%    1.55%   1.55%   1.55%+
 Expenses, before waivers/reimbursements(d)                   1.72%   1.66%    1.70%   1.68%   1.71%+
 Net investment income(a)                                     2.85%   2.57%    2.90%   2.94%   3.03%+
Portfolio turnover rate                                         17%     26%      27%      8%      3%
-----------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                  CLASS C
                                                                         YEAR ENDED SEPTEMBER 30,
                                                               2014     2013      2012      2011       2010
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.80  $ 10.58   $ 10.20  $ 10.21     $ 10.12
                                                             -------  -------   -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .27      .27       .30      .30         .30
Net realized and unrealized gain (loss) on investment
 transactions                                                    .14     (.73)      .39      .00(e)+     .10
                                                             -------  -------   -------  -------     -------
Net increase (decrease) in net asset value from operations       .41     (.46)      .69      .30         .40
                                                             -------  -------   -------  -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.29)    (.27)     (.31)    (.31)       (.31)
Distributions from net realized gain on investment
 transactions                                                    -0-     (.05)      -0-      -0-         -0-
                                                             -------  -------   -------  -------     -------
Total dividends and distributions                               (.29)    (.32)     (.31)    (.31)       (.31)
                                                             -------  -------   -------  -------     -------
Net asset value, end of period                               $  9.92  $  9.80   $ 10.58  $ 10.20     $ 10.21
                                                             =======  =======   =======  =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)             4.21%   (4.44)%    6.83%    2.99%       4.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $31,409  $37,947   $43,943  $41,520     $44,272
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.55%    1.56%     1.56%    1.55%       1.55%+
 Expenses, before waivers/reimbursements(d)                     1.72%    1.66%     1.67%    1.66%       1.69%+
 Net investment income(a)                                       2.81%    2.58%     2.86%    2.96%       3.02%+
Portfolio turnover rate                                           17%      26%       27%       8%          3%
--------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                         YEAR ENDED SEPTEMBER 30,
                                                               2014     2013      2012      2011       2010
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.11  $ 10.95   $  10.43  $  10.55  $  10.28
                                                             -------  -------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .34      .34        .37       .40       .40
Net realized and unrealized gain (loss) on investment
 transactions                                                    .35     (.75)       .53      (.03)      .27
                                                             -------  -------   --------  --------  --------
Net increase (decrease) in net asset value from operations       .69     (.41)       .90       .37       .67
                                                             -------  -------   --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.34)    (.34)      (.37)     (.40)     (.40)
Distributions from net realized gain on investment
 transactions                                                   (.03)    (.09)      (.01)     (.09)      -0-
                                                             -------  -------   --------  --------  --------
Total dividends and distributions                               (.37)    (.43)      (.38)     (.49)     (.40)
                                                             -------  -------   --------  --------  --------
Net asset value, end of period                               $ 10.43  $ 10.11   $  10.95  $  10.43  $  10.55
                                                             =======  =======   ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)             6.93%   (3.82)%     8.74%     3.75%     6.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $82,402  $88,199   $105,045  $101,432  $104,928
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .90%     .92%       .95%      .95%      .95%+
 Expenses, before waivers/reimbursements                        1.07%    1.01%       .99%     1.00%     1.01%+
 Net investment income(a)                                       3.29%    3.23%      3.44%     3.90%     3.88%+
Portfolio turnover rate                                           25%      17%        20%        6%       17%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                              CLASS B
                                                                     YEAR ENDED SEPTEMBER 30,
                                                              2014     2013    2012    2011     2010
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.11  $10.95   $10.43  $10.55  $10.28
                                                             ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                     .27     .27      .29     .32     .33
Net realized and unrealized gain (loss) on investment
 transactions                                                   .34    (.75)     .53    (.02)    .27
                                                             ------  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations      .61    (.48)     .82     .30     .60
                                                             ------  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.27)    (.29)   (.33)   (.33)
Distributions from net realized gain on investment
 transactions                                                  (.03)   (.09)    (.01)   (.09)    -0-
                                                             ------  ------   ------  ------  ------
Total dividends and distributions                              (.29)   (.36)    (.30)   (.42)   (.33)
                                                             ------  ------   ------  ------  ------
Net asset value, end of period                               $10.43  $10.11   $10.95  $10.43  $10.55
                                                             ======  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)            6.19%  (4.49)%   7.99%   3.03%   5.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  340  $  901   $1,699  $3,164  $4,642
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.60%   1.62%    1.65%   1.65%   1.65%+
 Expenses, before waivers/reimbursements                       1.78%   1.72%    1.71%   1.72%   1.73%+
 Net investment income(a)                                      2.62%   2.51%    2.77%   3.19%   3.18%+
Portfolio turnover rate                                          25%     17%      20%      6%     17%
------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                          CLASS C
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011     2010
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.11  $ 10.95   $ 10.44  $ 10.55  $ 10.28
                                                                       -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .26      .27       .29      .32      .33
Net realized and unrealized gain (loss) on investment transactions         .35     (.75)      .52     (.01)     .27
                                                                       -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations                 .61     (.48)      .81      .31      .60
                                                                       -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.26)    (.27)     (.29)    (.33)    (.33)
Distributions from net realized gain on investment transactions           (.03)    (.09)     (.01)    (.09)     -0-
                                                                       -------  -------   -------  -------  -------
Total dividends and distributions                                         (.29)    (.36)     (.30)    (.42)    (.33)
                                                                       -------  -------   -------  -------  -------
Net asset value, end of period                                         $ 10.43  $ 10.11   $ 10.95  $ 10.44  $ 10.55
                                                                       =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.19%   (4.49)%    7.88%    3.13%    5.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $22,057  $23,789   $28,555  $25,694  $28,671
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.60%    1.62%     1.65%    1.65%    1.65%+
 Expenses, before waivers/reimbursements                                  1.77%    1.71%     1.69%    1.71%    1.71%+
 Net investment income(a)                                                 2.59%    2.53%     2.74%    3.19%    3.17%+
Portfolio turnover rate                                                     25%      17%       20%       6%      17%
---------------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                      2014       2013      2012      2011       2010
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.70  $  11.61   $  11.12  $  11.07  $  10.84
                                                                    --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                              .36       .34        .37       .41       .39
Net realized and unrealized gain (loss) on investment transactions       .44      (.81)       .56       .09       .24
                                                                    --------  --------   --------  --------  --------
Net increase (decrease) in net asset value from operations               .80      (.47)       .93       .50       .63
                                                                    --------  --------   --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.37)     (.35)      (.38)     (.43)     (.40)
Distributions from net realized gain on investment transactions          -0-      (.09)      (.06)     (.02)      -0-
                                                                    --------  --------   --------  --------  --------
Total dividends and distributions                                       (.37)     (.44)      (.44)     (.45)     (.40)
                                                                    --------  --------   --------  --------  --------
Net asset value, end of period                                      $  11.13  $  10.70   $  11.61  $  11.12  $  11.07
                                                                    ========  ========   ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                     7.60%    (4.21)%     8.55%     4.72%     6.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $173,381  $186,429   $228,317  $189,326  $204,517
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                .80%      .77%       .72%      .72%      .72%+
  Expenses, before waivers/reimbursements                                .92%      .88%       .89%      .91%      .92%+
  Net investment income(a)                                              3.29%     2.98%      3.28%     3.84%     3.64%+
Portfolio turnover rate                                                    8%       16%        23%       24%        8%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                        2014     2013    2012    2011     2010
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.68  $11.59   $11.10  $11.05  $10.82
                                                                       ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .29     .26      .29     .34     .32
Net realized and unrealized gain (loss) on investment transactions        .43    (.81)     .56     .08     .24
                                                                       ------  ------   ------  ------  ------
Net increase (decrease) in net asset value from operations                .72    (.55)     .85     .42     .56
                                                                       ------  ------   ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.29)   (.27)    (.30)   (.35)   (.33)
Distributions from net realized gain on investment transactions           -0-    (.09)    (.06)   (.02)    -0-
                                                                       ------  ------   ------  ------  ------
Total dividends and distributions                                        (.29)   (.36)    (.36)   (.37)   (.33)
                                                                       ------  ------   ------  ------  ------
Net asset value, end of period                                         $11.11  $10.68   $11.59  $11.10  $11.05
                                                                       ======  ======   ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                      6.87%  (4.88)%   7.83%   4.01%   5.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  668  $1,267   $2,083  $3,132  $4,752
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.50%   1.47%    1.42%   1.42%   1.42%+
 Expenses, before waivers/reimbursements                                 1.62%   1.59%    1.61%   1.63%   1.64%+
 Net investment income(a)                                                2.63%   2.28%    2.62%   3.15%   2.96%+
Portfolio turnover rate                                                     8%     16%      23%     24%      8%
----------------------------------------------------------------------------------------------------------------


See footnotes on pages 111 through 112.

--------------------------------------------------------------------------------

                                                                                          CLASS C
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         2014     2013      2012     2011     2010
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.67  $ 11.59   $ 11.09  $ 11.04  $ 10.81
                                                                       -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                .28      .26       .29      .34      .32
Net realized and unrealized gain (loss) on investment transactions         .44     (.82)      .57      .08      .24
                                                                       -------  -------   -------  -------  -------
Net increase (decrease) in net asset value from operations                 .72     (.56)      .86      .42      .56
                                                                       -------  -------   -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.29)    (.27)     (.30)    (.35)    (.33)
Distributions from net realized gain on investment transactions            -0-     (.09)     (.06)    (.02)     -0-
                                                                       -------  -------   -------  -------  -------
Total dividends and distributions                                         (.29)    (.36)     (.36)    (.37)    (.33)
                                                                       -------  -------   -------  -------  -------
Net asset value, end of period                                         $ 11.10  $ 10.67   $ 11.59  $ 11.09  $ 11.04
                                                                       =======  =======   =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.88%   (4.97)%    7.91%    4.01%    5.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $55,038  $59,194   $73,102  $61,044  $59,844
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.50%    1.47%     1.42%    1.42%    1.42%+
 Expenses, before waivers/reimbursements                                  1.62%    1.59%     1.59%    1.61%    1.62%+
 Net investment income(a)                                                 2.60%    2.29%     2.59%    3.14%    2.95%+
Portfolio turnover rate                                                      8%      16%       23%      24%       8%
---------------------------------------------------------------------------------------------------------------------



(a)Net of fees waived and expenses reimbursed by the Adviser.

(b)Based on average shares outstanding.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The expense ratios presented below exclude interest expense:



                                                                          YEAR ENDED SEPTEMBER 30,
                                                                       ----------------------------
                                                                       2014  2013  2012  2011   2010
-----------------------------------------------------------------------------------------------------
ARIZONA PORTFOLIO
CLASS A
Net of waivers                                                          .78%  .78%  .78%  .78%  .78%+
Before waivers                                                          .98%  .92%  .94%  .95%  .94%+
CLASS B
Net of waivers                                                         1.48% 1.48% 1.48% 1.48% 1.48%+
Before waivers                                                         1.68% 1.63% 1.66% 1.67% 1.65%+
CLASS C
Net of waivers                                                         1.48% 1.48% 1.48% 1.48% 1.48%+
Before waivers                                                         1.68% 1.63% 1.64% 1.66% 1.64%+

MICHIGAN PORTFOLIO
CLASS A
Net of waivers                                                          .90%  .94% 1.01% 1.01% 1.01%+
Before waivers                                                         1.21% 1.05% 1.05% 1.09% 1.06%+
CLASS B
Net of waivers                                                         1.60% 1.65% 1.71% 1.71% 1.71%+
Before waivers                                                         1.93% 1.76% 1.78% 1.80% 1.78%+
CLASS C
Net of waivers                                                         1.60% 1.64% 1.71% 1.71% 1.71%+
Before waivers                                                         1.92% 1.76% 1.76% 1.79% 1.76%+

MINNESOTA PORTFOLIO
CLASS A
Net of waivers                                                          .90%  .90%  .90%  .90%  .90%+
Before waivers                                                         1.09% 1.02% 1.02% 1.02% 1.02%+
CLASS B
Net of waivers                                                         1.60% 1.60% 1.60% 1.60% 1.60%+
Before waivers                                                         1.81% 1.73% 1.94% 1.90% 1.76%+
CLASS C
Net of waivers                                                         1.60% 1.60% 1.60% 1.60% 1.60%+
Before waivers                                                         1.79% 1.72% 1.72% 1.73% 1.72%+

                                                                          YEAR ENDED SEPTEMBER 30,
                                                                       ----------------------------
                                                                       2014  2013  2012  2011   2010
-----------------------------------------------------------------------------------------------------
OHIO PORTFOLIO
CLASS A
Net of waivers                                                          .85%  .85%  .85%  .85%  .85%+
Before waivers                                                         1.01%  .96%  .96%  .96%  .99%+
CLASS B
Net of waivers                                                         1.55% 1.55% 1.55% 1.55% 1.55%+
Before waivers                                                         1.72% 1.66% 1.69% 1.68% 1.71%+
CLASS C
Net of waivers                                                         1.55% 1.55% 1.55% 1.55% 1.55%+
Before waivers                                                         1.72% 1.66% 1.66% 1.66% 1.69%+
-----------------------------------------------------------------------------------------------------



(e)Amount is less than $.005.

(f)Amount is less than .5%.

 + The ratio includes expenses attributable to costs of proxy solicitation.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

TAX-AWARE PORTFOLIO

--------------------------------------------------------------------------------

                                                                         CLASS A
                                                                       DECEMBER 11,
                                                                        2013(a) TO
                                                                       OCTOBER 31,
                                                                           2014
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .14
Net realized and unrealized gain on investment transactions                  .50
                                                                          ------
Net increase in net asset value from operations                              .64
                                                                          ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.13)
                                                                          ------
Net asset value, end of period                                            $10.51
                                                                          ======
TOTAL RETURN
Total investment return based on net asset value(d)                         6.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $1,954
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                    .85%
 Expenses, before waivers/reimbursements^                                   3.59%
 Net investment income(c)^                                                  1.57%
Portfolio turnover rate                                                       42%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         CLASS C
                                                                       DECEMBER 11,
                                                                        2013(a) TO
                                                                       OCTOBER 31,
                                                                           2014
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .07
Net realized and unrealized gain on investment transactions                  .52
                                                                          ------
Net increase in net asset value from operations                              .59
                                                                          ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.07)
                                                                          ------
Net asset value, end of period                                            $10.52
                                                                          ======
TOTAL RETURN
Total investment return based on net asset value(d)                         5.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $  369
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                   1.55%
 Expenses, before waivers/reimbursements^                                   4.33%
 Net investment income(c)^                                                   .82%
Portfolio turnover rate                                                       42%
-----------------------------------------------------------------------------------


See footnotes on page 114.

--------------------------------------------------------------------------------

                                                                       ADVISOR CLASS
                                                                       DECEMBER 11,
                                                                        2013(a) TO
                                                                        OCTOBER 31,
                                                                           2014
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.00
                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                   .16
Net realized and unrealized gain on investment transactions                   .52
                                                                          -------
Net increase in net asset value from operations                               .68
                                                                          -------
LESS: DIVIDENDS
Dividends from net investment income                                         (.16)
                                                                          -------
Net asset value, end of period                                            $ 10.52
                                                                          =======
TOTAL RETURN
Total investment return based on net asset value(d)                          6.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $14,584
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                     .55%
 Expenses, before waivers/reimbursements^                                    3.82%
 Net investment income(c)^                                                   1.76%
Portfolio turnover rate                                                        42%
------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


A settlement agreement between the Adviser and the New York State Attorney General requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses". If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Calculators"). Your actual expenses may be higher or lower.


NATIONAL PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97       85.97     10,527.00
   3             10,527.00      526.35    11,053.35       89.53     10,963.82
   4             10,963.82      548.19    11,512.01       93.25     11,418.76
   5             11,418.76      570.94    11,989.70       97.12     11,892.58
   6             11,892.58      594.63    12,487.21      101.15     12,386.06
   7             12,386.06      619.30    13,005.36      105.34     12,900.02
   8             12,900.02      645.00    13,545.02      109.71     13,435.31
   9             13,435.31      671.77    14,107.08      114.27     13,992.81
   10            13,992.81      699.64    14,692.45      119.01     14,573.44
   ---------------------------------------------------------------------------
   Cumulative                $5,866.20                $1,292.76


HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  390.65    $10,094.35
   2             10,094.35      504.72    10,599.07       96.45     10,502.62
   3             10,502.62      525.13    11,027.75      100.35     10,927.40
   4             10,927.40      546.37    11,473.77      104.41     11,369.36
   5             11,369.36      568.47    11,937.83      108.63     11,829.20
   6             11,829.20      591.46    12,420.66      113.03     12,307.63
   7             12,307.63      615.38    12,923.01      117.60     12,805.41
   8             12,805.41      640.27    13,445.68      122.36     13,323.32
   9             13,323.32      666.17    13.989.49      127.30     13,862.19
   10            13,862.19      693.11    14,555.30      132.45     14,422.85
   ---------------------------------------------------------------------------
   Cumulative                $5,836.08                $1,413.23


CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97       85.97     10,527.00
   3             10,527.00      526.35    11,053.35       89.53     10,963.82
   4             10,963.82      548.19    11,512.01       93.25     11,418.76
   5             11,418.76      570.94    11,989.70       97.12     11,892.58
   6             11,892.58      594.63    12,487.21      101.15     12,386.06
   7             12,386.06      619.30    13,005.36      105.34     12,900.02
   8             12,900.02      645.00    13,545.02      109.71     13,435.31
   9             13,435.31      671.77    14,107.08      114.27     13,992.81
   10            13,992.81      699.64    14,692.45      119.01     14,573.44
   ---------------------------------------------------------------------------
   Cumulative                $5,866.20                $1,292.76

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  380.46    $10,104.54
   2             10,104.54      505.23    10,609.77       99.73     10,510.04
   3             10,510.04      525.50    11,035.54      103.73     10,931.81
   4             10,931.81      546.59    11,478.40      107.90     11,370.50
   5             11,370.50      568.53    11,939.03      112.23     11,826.80
   6             11,826.80      591.34    12,418.14      116.73     12,301.41
   7             12,301.41      615.07    12,916.48      121.41     12,795.07
   8             12,795.07      639.75    13,434.82      126.29     13,308.53
   9             13,308.53      665.43    13,973.96      131.36     13,842.60
   10            13,842.60      692.13    14,534.73      136.63     14,398.10
   ---------------------------------------------------------------------------
   Cumulative                $5,834.57                $1,436.47


MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  378.42    $10,106.58
   2             10,106.58      505.33    10,611.91       91.26     10,520.65
   3             10,520.65      526.03    11,046.68       95.00     10,951.68
   4             10,951.68      547.58    11,499.26       98.89     11,400.37
   5             11,400.37      570.02    11,970.39      102.95     11,867.44
   6             11,867.44      593.37    12,460.81      107.16     12,353.65
   7             12,353.65      617.68    12,971.33      111.55     12,859.78
   8             12,859.78      642.99    13,502.77      116.12     13,386.65
   9             13,386.65      669.33    14,055.98      120.88     13,935.10
   10            13,935.10      696.76    14,631.86      125.83     14,506.03
   ---------------------------------------------------------------------------
   Cumulative                $5,854.09                $1,348.06


MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35      123.00     10,480.35
   3             10,480.35      524.02    11,004.37      127.65     10,876.72
   4             10,876.72      543.84    11,420.56      132.48     11,288.08
   5             11,288.08      564.40    11,852.48      137.49     11,714.99
   6             11,714.99      585.75    12,300.74      142.69     12,158.05
   7             12,158.05      607.90    12,765.95      148.09     12,617.86
   8             12,617.86      630.89    13,248.75      153.69     13,095.06
   9             13,095.06      654.75    13,749.81      159.50     13,590.31
   10            13,590.31      679.52    14,269.83      165.53     14,104.30
   ---------------------------------------------------------------------------
   Cumulative                $5,780.99                $1,676.69


MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35      110.27     10,493.08
   3             10,493.08      524.65    11,017.73      114.58     10,903.15
   4             10,903.15      545.16    11,448.31      119.06     11,329.25
   5             11,329.25      566.46    11,895.71      123.72     11,771.99
   6             11,771.99      588.60    12,360.59      128.55     12,232.04
   7             12,232.04      611.60    12,843.64      133.57     12,710.07
   8             12,710.07      635.50    13,345.57      138.79     13,206.78
   9             13,206.78      660.34    13,867.12      144.22     13,722.90
   10            13,722.90      686.15    14,409.05      149.85     14,259.20
   ---------------------------------------------------------------------------
   Cumulative                $5,808.38                $1,549.18

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  383.52    $10,101.48
   2             10,101.48      505.07    10,606.55      100.74     10,505.81
   3             10,505.81      525.29    11,031.10      104.78     10,926.32
   4             10,926.32      546.32    11,472.64      108.97     11,363.67
   5             11,363.67      568.18    11,931.85      113.33     11,818.52
   6             11,818.52      590.93    12,409.45      117.87     12,291.58
   7             12,291.58      614.58    12,906.16      122.59     12,783.57
   8             12,783.57      639.18    13,422.75      127.49     13,295.26
   9             13,295.26      664.76    13,960.02      132.60     13,827.42
   10            13,827.42      691.37    14,518.79      137.90     14,380.89
   ---------------------------------------------------------------------------
   Cumulative                $5,830.68                $1,449.79


NEW YORK PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97       87.03     10,525.94
   3             10,525.94      526.30    11,052.24       90.63     10,961.61
   4             10,961.61      548.08    11,509.69       94.38     11,415.31
   5             11,415.31      570.77    11,986.08       98.29     11,887.79
   6             11,887.79      594.39    12,482.18      102.35     12,379.83
   7             12,379.83      618.99    12,998.82      106.59     12,892.23
   8             12,892.23      644.61    13,536.84      111.00     13,425.84
   9             13,425.84      671.29    14,097.13      115.60     13,981.53
   10            13,981.53      699.08    14,680.61      120.38     14,560.23
   ---------------------------------------------------------------------------
   Cumulative                $5,863.89                $1,303.66


OHIO PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  381.48    $10,103.52
   2             10,103.52      505.18    10,608.70      102.90     10,505.80
   3             10,505.80      525.29    11,031.09      107.00     10,924.09
   4             10,924.09      546.20    11,470.29      111.26     11,359.03
   5             11,359.03      567.95    11,926.98      115.69     11,811.29
   6             11,811.29      590.56    12,401.85      120.30     12,281.55
   7             12,281.55      614.08    12,895.63      125.09     12,770.54
   8             12,770.54      638.53    13,409.07      130.07     13,279.00
   9             13,279.00      663.95    13,942.95      135.25     13,807.70
   10            13,807.70      690.39    14,498.09      140.63     14,357.46
   ---------------------------------------------------------------------------
   Cumulative                $5,827.13                $1,469.67


PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35      108.15     10,495.20
   3             10,495.20      524.76    11,019.96      112.40     10,907.56
   4             10,907.56      545.38    11,452.94      116.82     11,336.12
   5             11,336.12      566.81    11,902.93      121.41     11,781.52
   6             11,781.52      589.08    12,370.60      126.18     12,244.42
   7             12,244.42      612.22    12,856.64      131.14     12,725.50
   8             12,725.50      636.28    13,361.78      136.29     13,225.49
   9             13,225.49      661.27    13,886.76      141.64     13,745.12
   10            13,745.12      687.26    14,432.38      147.21     14,285.17
   ---------------------------------------------------------------------------
   Cumulative                $5,812.98                $1,527.81

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  381.48    $10,103.52
   2             10,103.52      505.18    10,608.70       92.30     10,516.40
   3             10,516.40      525.82    11,042.22       96.07     10,946.15
   4             10,946.15      547.31    11,493.46       99.99     11,393.47
   5             11,393.47      569.67    11,963.14      104.08     11,859.06
   6             11,859.06      592.95    12,452.01      108.33     12,343.68
   7             12,343.68      617.18    12,960.86      112.76     12,848.10
   8             12,848.10      642.41    13,490.51      117.37     13,373.14
   9             13,373.14      668.66    14,041.80      122.16     13,919.64
   10            13,919.64      695.98    14,615.62      127.16     14,488.46
   ---------------------------------------------------------------------------
   Cumulative                $5,850.16                $1,361.70



TAX-AWARE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  381.48    $10,103.52
   2             10,103.52      505.18    10,608.70      375.55     10,233.15
   3             10,233.15      511.66    10,744.81      380.37     10,364.44
   4             10,364.44      518.22    10,882.66      385.25     10,497.41
   5             10,497.41      524.87    11,022.28      390.19     10,632.09
   6             10,632.09      531.60    11,163.69      395.19     10,768.50
   7             10,768.50      538.43    11,306.93      400.27     10,906.66
   8             10,906.66      545.33    11,451.99      405.40     11,046.59
   9             11,046.59      552.33    11,598.92      410.60     11,188.32
   10            11,188.32      559.42    11,747.74      415.87     11,331.87
   ---------------------------------------------------------------------------
   Cumulative                $5,272.04                $3,940.17


*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about each Portfolio, including its operations and investment policies. The Portfolios' SAI and independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672
                  For Literature: 800-227-4618

ON THE INTERNET:  www.ABglobal.com


Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.



FUND                            SEC FILE NO.
--------------------------------------------
AB Municipal Income Fund, Inc.   811-04791
AB Municipal Income Fund II      811-07618
AB Bond Fund, Inc.               811-02383

                                                                  PRO-0116-0115

                                    [GRAPHIC]

[LOGO]


     (Shares Offered--Exchange Ticker Symbol)
      > AB National Portfolio
        (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX; Advisor Class-ALTVX)

      > AB High Income Municipal Portfolio
        (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)

      > AB California Portfolio
        (Class A-ALCAX; Class B-ALCBX; Class C-ACACX; Advisor Class-ALCVX)

      > AB Arizona Portfolio
        (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)

      > AB Massachusetts Portfolio
        (Class A-AMAAX; Class B-AMABX; Class C-AMACX)

      > AB Michigan Portfolio
        (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)

      > AB Minnesota Portfolio
        (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)

      > AB New Jersey Portfolio
        (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)

      > AB New York Portfolio
        (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX; Advisor Class-ALNVX)

      > AB Ohio Portfolio
        (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)

      > AB Pennsylvania Portfolio
        (Class A-APAAX; Class B-APABX; Class C-APACX)

      > AB Virginia Portfolio
        (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

      > AB Tax-Aware Fixed Income Portfolio
        (Class A-ATTAX; Class C-ATCCX; Advisor Class-ATTYX; Class 1; Class 2)


c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                January 30, 2015


--------------------------------------------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 30, 2015, for the AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio (the "Fund Portfolios") of AB Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B (except for the AB High Income Municipal Portfolio), Class C and Advisor Class shares of the Fund Portfolios, for the AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the "Fund II Portfolios") of AB Municipal Income Fund II (the "Fund II") that offers the Class A, Class B and Class C shares of the Fund II Portfolios, and for the AB Tax-Aware Fixed Income Portfolio (the "Tax-Aware Portfolio") of AB Bond Fund, Inc. (the "Bond Fund") that offers the Class A, Class C and Advisor Class shares of the Tax-Aware Portfolio (the Fund, Fund
II and Bond Fund are together referred to as the "Funds"; each of the Fund Portfolios, Fund II Portfolios and Tax-Aware Portfolio is referred to as a "Portfolio" and together as the "Portfolios") (the "Prospectus"). Financial statements for the Funds for the year ended October 31, 2014, in the case of the Fund Portfolios and Tax-Aware Portfolio, September 30, 2014, in the case of the Fund II Portfolios, are included in the Funds' annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Funds' Prospectus and the Funds' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABglobal.com.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----


DESCRIPTION OF THE PORTFOLIOS.................................................2
INVESTMENT RESTRICTIONS......................................................96
MANAGEMENT OF THE FUNDS......................................................97
EXPENSES OF THE FUNDS.......................................................135
PURCHASE OF SHARES..........................................................145
REDEMPTION AND REPURCHASE OF SHARES.........................................171
SHAREHOLDER SERVICES........................................................174
NET ASSET VALUE.............................................................177
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................181
PORTFOLIO TRANSACTIONS......................................................188
GENERAL INFORMATION.........................................................192
FINANCIAL STATEMENTS AND REPORT  OF INDEPENDENT
  REGISTERED PUBLIC ACCOUNTING FIRM.........................................229
APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS...............................A-1
APPENDIX B:  STATEMENT OF POLICIES AND  PROCEDURES FOR PROXY VOTING.........B-1


--------------------------
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------


            Except as otherwise noted, the Portfolios' investment objectives and policies described below and in the Prospectus are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Board of Directors or Board of Trustees of the Funds (each a "Board" and together, the "Boards") with respect to a Portfolio without approval of the shareholders of such Portfolio. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Portfolios will achieve their investment objectives.


            Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


            Each Portfolio that invests in a particular state ("State Portfolio") may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.


Alternative Minimum Tax
-----------------------


            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of a Portfolio may be invested.


Insurance Feature
-----------------


            The insurance feature is generally described in the Prospectus under "Additional Information about the Portfolios' Risks and Investments--Insured Securities."

            The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.


            It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.


Risk of Concentration in a Single State
---------------------------------------


            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Additional Information About the Portfolios' Risks and Investments" in the Prospectus. See also "Appendix A:
Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from the Annual Information Statement dated June 13, 2014, as updated on November 25, 2014, with respect to New York, the Comprehensive Annual Financial Report dated June 30, 2013 with respect to Arizona, and Official Statements dated April 2014 with respect to Pennsylvania, June 2014 with respect to Michigan, August 2014 with respect to Minnesota, September 2014 with respect to Massachusetts and Ohio, November 2014 with respect to California and Virginia, and December 2014 with respect to New Jersey in connection with the issuance of certain securities, and other documents and sources, and do not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.


NEW YORK PORTFOLIO
------------------


            The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 13, 2014, and the Update to the Annual Information Statement dated November 25, 2014.


            Debt Reform Act of 2000
            -----------------------

            The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.


            The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.


            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules consistent with the limits.

            The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2013).


            Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. Available cap room, in regards to debt outstanding, is expected to decline from $3.3 billion in 2013-14 to $366 million in 2016-17. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

            New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2014, total State-related debt outstanding was $55.2 billion, equal to approximately 5.2% of personal income. New York ranks fifth in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.


            For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

            The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


            As of March 31, 2014, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Budget Capital Plan projects that about $312 million in general obligation bonds will be issued in 2014-15.


            Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.


            The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. Based on current assumptions, DOB anticipates that there will be $30.8 billion of State PIT Revenue Bonds outstanding during fiscal year 2014-15.


            New York Local Government Assistance Corporation
            ------------------------------------------------

            In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

            As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

            State Authorities
            -----------------


            The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2013, there were 19 Authorities that had aggregate outstanding debt of approximately $175 billion, only a portion of which constitutes State-supported or State-related debt.


            Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2014-15 fiscal year.

            Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

            The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


            Fiscal Year 2014
            ----------------

            The State ended FY 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The FY 2014 closing balance was $625 million greater than the FY 2013 closing balance, reflecting an increase in the level of available resources to the State.

            General Fund receipts, including transfers from other funds, totaled $61.9 billion in FY 2014, an increase of $3.1 billion (5.2%) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8%) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during FY 2013.

            General Fund disbursements, including transfers to other funds, totaled $61.2 billion in FY 2014, an increase of $2.3 billion (3.9%) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.


            Fiscal Year 2013
            ----------------


            The State ended FY 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2013 closing balance was $177 million less than the FY 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.


            General Fund receipts, including transfers from other funds, totaled $58.8 billion in FY 2013. Total receipts during FY 2013 were $1.9 million (3.3%) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

            General Fund disbursements, including transfers to other funds, totaled $59.0 billion in FY 2013, $2.5 billion (4.4%) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

            Fiscal Year 2012
            ----------------

            The State ended FY 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The FY 2012 closing balance was $411 million greater than the FY 2011 closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of FY 2012, the first deposit to the State's "rainy day" reserves since FY 2008.

            General Fund receipts, including transfers from other funds, totaled $56.9 billion in FY 2012. Total receipts during FY 2012 were $2.5 billion (4.5%) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

            General Fund disbursements, including transfers to other funds, totaled $56.5 billion in FY 2012, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth is largely due to the phase-out of extraordinary Federal aid that temporarily reduced State-share spending in FY 2011. Annual General Fund spending for agency operations in FY 2012 was lower than in FY 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs.


            Economic Overview
            -----------------

            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for half of all nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

            Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

            The trade, transportation and utilities sector accounts for the second largest component of nonagricultural jobs in New York but is only the fifth largest, when measured by wage share. This sector accounts for less employment and wages for the State than for the nation.

            New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

            Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

            Federal, State and local government together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

            The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.


            In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed in mid-2006, with the State rate below that of the nation from the start of the national recession through the end of 2011. The State unemployment rate rose above the national rate again in 2012, where it remains.

            State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2013, New York per capita personal income was $54,063, compared to $44,543 for the nation as a whole.


            Recent Developments
            -------------------




            Preliminary data indicate that New York State employment for the first half of 2014 was stronger than previously thought. The State's private sector labor market has continued to perform well, exhibiting robust growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Real estate and construction activity also remain strong. After losing jobs for six consecutive quarters from the third quarter of 2012 to the end of 2013, the finance and insurance sector finally started to gain jobs at the beginning of 2014. However, preliminary data suggest that government employment fell more than previously thought during the first half of 2014, and is expected to continue to contract through the second half as well.

            The performance of the State's private sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. DOB continues to forecast single-digit growth in finance and insurance sector bonuses for the 2014 bonus season, but there are considerable upside and downside risks to that forecast.


            New York City
            -------------

            The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

            Other Localities
            ----------------


            Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2014, the State Legislature authorized 24 bond issuances to finance local government operating deficits.

            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources.





            Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the "Restructuring Board"). The Restructuring Road consists of ten members, including the Director of the State Budget, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a "fiscally eligible municipality," the Restructuring Board is authorized to perform a number of functions, including a review of the municipality's operations and making recommendations on reform and restructuring. The Restructuring Board is also authorized under certain circumstances to resolve labor disputes between municipal employers and employee organizations.


            Litigation
            ----------


            The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State's financial policies or practices. These proceedings could affect adversely the financial condition of the State in FY 2015 or thereafter.

            Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2015 Financial Plan. The State believes that the FY 2015 Enacted Budget includes sufficient reserves for the payment of judgments that may be required during FY 2015. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential FY 2015 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced FY 2015 Enacted Budget.


CALIFORNIA PORTFOLIO
--------------------


            The following is based on information obtained from an Official Statement, dated November 13, 2014, relating to State of California $1,206,210,000 Various Purpose General Obligation Bonds (the "Official Statement").


            Constitutional Limits on Spending and Taxes
            -------------------------------------------

            Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

            Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

            Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

            The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.


            The Department of Finance projected the Appropriations Limit to be $89.716 billion and $89.902 billion under the Appropriations Limit in Fiscal Years 2013-14 and 2014-15, respectively.


            Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.

            Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

            State Indebtedness
            ------------------

            The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

            The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


            As of September 1, 2014, the State had outstanding $79.270 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $27.062 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

            The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $3.622 billion of variable rate general obligation bonds, representing about 4.4% of the State's total outstanding general obligation bonds as of October 15, 2014.

            In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $11.266 billion General Fund-supported lease-purchase debt outstanding through Fiscal Year 2013-14.


            As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

            Cash Management in Fiscal Year 2012-13
            --------------------------------------

            The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 million of RANs on August 23, 2012.

            As in previous years, the Legislature enacted a cash management bill which authorizes deferral of certain payments during Fiscal Year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July and October 2012.

            The State continued to benefit from $1.7 billion of additional internal borrowable resources in the State Agency Investment Fund ("SAIF") during the first part of the fiscal year. The deposits in the SAIF were returned in late April 2013. The Legislature created a Voluntary Investment Program Fund, which could provide additional short-term cash management borrowing resources, but there are no current plans for use of this Fund.

            Cash Management in Fiscal Year 2013-14
            --------------------------------------

            The State's cash management plan in Fiscal Year 2013-14 consists primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion. In addition, pursuant to legislation enacted in the last fiscal year, within Fiscal Year 2013-14 a payment of $250 million to the California State University ("CSU") and a payment of $500 million to the University of California are planned to be deferred. Such deferrals are at the discretion of the Director of Finance and shall be repaid in May or June of 2014. The CSU has agreed that in lieu of a payment deferral it will deposit a like amount into a fund in the State Treasury that can be borrowed by the General Fund.


            Cash Management in Fiscal Year 2014-15
            --------------------------------------

            The State entered Fiscal Year 2014-15 in the strongest cash position since the start of the recession in 2008. For the first time since 2007-08, the State began the current fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.922 billion. The State currently expects to manage its cash flow needs for Fiscal Year 2014-15 entirely through the use of internal borrowing and an external RANs borrowing of $2.8 billion. This is the smallest RAN since Fiscal Year 2006-07, and compares with RANs of $10 billion in Fiscal Year 2012-13 and $5.5 billion in Fiscal Year 2013-14.


            State fiscal officers constantly monitor the State's cash position and if it appears that cash resources may become inadequate, they will consider the use of other cash management techniques as described above, including seeking additional legislation.

            The Budget Process
            ------------------

            The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

            The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

            Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, the Budget Act must be approved by a majority vote of each House of the Legislature (prior to Proposition 25, a two-thirds majority vote was required). The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

            Current Fiscal Year Budget
            --------------------------


            The 2014-15 Budget, including the 2014 Budget Act, was enacted on June 20, 2014. It includes a multi-year plan that is balanced, establishes a rainy day fund, addresses the CALSTRS unfunded liabilities, and pays down a substantial portion of budgetary debt from past years.

            General Fund revenues and transfers for Fiscal Year 2014-15 are projected at $105.5 billion, an increase of $3.3 billion or 3.2% compared with revised estimates for Fiscal Year 2013-14. General Fund expenditures for Fiscal Year 2014-15 are projected at $108.0 billion, an increase of $7.3 billion or 7.2% compared with revised estimates for Fiscal Year 2013-14. The projected excess of expenditures over revenues and transfers is due in part to a budgetary accounting treatment of the Budget Stabilization Account ("BSA") transfer and to the significant amount of expenditures to pay down "wall of debt" liabilities.

            The 2013 Budget Act
            -------------------


            The 2013-14 Budget, including the 2013 Budget Act that was enacted on June 27, 2013, provides a multi-year General Fund plan that is balanced. For the current fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year-end, and continues to pay down budgetary debt from past years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the fiscal year just ended. On September 12, 2013, the Governor signed legislation appropriating an additional $315 million during Fiscal Year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

            General Fund revenues and transfers for Fiscal Year 2013-14 are projected at $97.1 billion, a decrease of $1.1 billion or 1.1% compared with revised estimates for Fiscal Year 2012-13. General Fund expenditures for Fiscal Year 2013-14 are projected at $96.3 billion, an increase of $0.6 billion or 0.6% compared with revised estimates for Fiscal Year 2012-13. It should be noted that revenues, expenditures and reserve estimates are updated following the end of the fiscal year; therefore, these estimates are subject to change.

            The 2012 Budget Act
            -------------------

            The 2012-13 Budget closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions). General Fund revenues and transfers for Fiscal Year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with Fiscal Year 2011-12. General Fund expenditures for Fiscal Year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. General Fund spending outside of Proposition 98 is projected to decline by $1.5 billion, or 2.8%, excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.


            Economic Overview
            -----------------


            The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State's 2013 population of about 38.2 million represented over 12% of the total United States population.

            California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

            The California economy is experiencing a gradual and broadening recovery. California's recovery spread to more sectors of the economy in 2013, with continued progress in early 2014. Growth in the high-technology, international trade, and tourism secrots are being supplemented by better residential construction and real estate conditions. Overall, California's real GDP increased by 2% in 2013, and totaled $2.2 trillion at current prices, making it the 8th largest economy in the world. While the current drought is one of the most severe in California's history, it is expected that farmers will largely be able to offset the effects of surface water shortfalls through groundwater pumping, shifting crop patterns, and planting fewer acres. A continuation of drought conditions past 2014 would have more severe impacts, as options for adjustment would be even more limited.

            California set a new record for merchandise exports in 2013. Export values totaled $168.13 billion, surpassing the $161.9 billion recorded in 2012. Exports of manufactured goods and non-manufactured goods (agricultural products and raw materials) in 2013 were up 4.6% and 7.1%, respectively, from 2012.

            In 2013, per capita personal income in California averaged $47,401, compared to $44,543 for the nation. The unemployment rate in June 2014 was 6.1%, compared to 6.7% for the nation. In 2013, the trade, transportation and utilities sector represented the largest component (18.5%) of California's non-farm workforce, followed by federal, state and local government (15.6%), professional and business services (15.4%), educational and health services (15.2%) and leisure and hospitality (11.0%).


            Litigation
            ----------

            The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State's expenditures or its revenues.

ARIZONA PORTFOLIO
-----------------

            The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


            The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2013, as well as other State publications.


            Economic Climate
            ----------------


            Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the State's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000). Arizona is the second fastest growing state in the United States, and from 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The continuing population growth has been driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona's population growth peaked at 3.6% in 2005 and 2006. Arizona's estimated population as of July 1, 2014 was 6,667,302.

            Arizona's main economic sectors include services, healthcare, trade, and leisure/hospitality. During November, 2014, the services sector (including federal, state and local government services) employed approximately 894.1 million people (34.4% of the workforce); the trade, transportation and utilities sector employed approximately 494.0 million people (19.0% of the workforce); the education and healthcare sector employed approximately 396.6 million people (15.2% of the workforce); and the leisure/hospitality sector employed approximately 290.8 million people (11.2% of the workforce). Many of these jobs are directly related to tourism, an industry that, according to a report prepared for the Arizona Office of Tourism, produced $19.8 billion in direct spending in Arizona in 2013 and added $7.7 million to the State's gross domestic product.

            In November 2014, total non-farm employment increased by 2.6% over November 2013; the number of private sector jobs increased by 2.9%, while government jobs increased by 0.9%. Professional and business services reported the largest gain (5.5%); education and health services gained 4.7%; leisure and hospitality gained 4.4%; and financial activities gained 3.0%.

            The seasonally adjusted unemployment rate in Arizona during November 2014 was 6.8% (1.0% above the national average), compared to 7.8% during November 2013.


            Geographically, Arizona is the nation's sixth largest state (113,635 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.


            Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. With per capita personal income of $36,823 in 2013, compared to $44,543 nationwide, Arizona ranked 41st nationwide (compared to 40th in 2012).


            Financial Condition
            -------------------

            The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

            While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.


            GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2013, there were $5.844 billion in revenue bonds, $296 million in GANs and $3.075 billion in COPs outstanding.


            Arizona's Constitution provides that the State may contract debts not to exceed $350,000. This, as a practical matter, precludes the use of general revenue bonds for State projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the State. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, State gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

            Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

            Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

            Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's Constitution that requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in State revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the State tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.


            Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2013 fiscal year with a total fund balance of $423.2 million, compared to the previous year's total fund balance deficit of $79.7 million.

            The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. The two major Enterprise Funds are the Universities and the Industrial Commission Special Fund. The Enterprise Funds ended the June 30, 2013 fiscal year with a reported net position of $3.1 billion, an increase of $340.4 million during the year.


            Litigation
            ----------

            The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

MASSACHUSETTS PORTFOLIO
-----------------------

            The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


            The following was obtained from an Official Statement, dated September 23, 2014, relating to $1,200,000,000 General Obligation Revenue Anticipation Notes, Series A, B and C, and The Commonwealth of Massachusetts Information Statement dated September 8, 2014.


            Economic Climate
            ----------------


            Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, the next 25 years are expected to bring about a continued change in the age distribution of the population. The share of the 65 and over age group, and especially the 85 and over age group, will continue to grow. Income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen-month period between 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. In March 2014, the Massachusetts unemployment rate was 6.6%, close to the national rate of 6.8%.

            Average per capita personal income for Massachusetts residents was $56,923 in 2013, as compared to the national average of $44,543. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

            The Massachusetts services sector, with 50.4% of the non-agricultural work force in 2012-2013, is the largest sector in the Massachusetts economy. Government employment represents 13.0% of total non-agricultural employment in Massachusetts. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased 0.5% in 2005 and continued to increase every year through 2008. After a large dip in 2009, employment grew steadily through 2013, when non-farm employment grew by 3.1%. The seasonally adjusted estimate for 2013 is about 3.4 million, well above the previous peak months in 2001, and about 10,000 more than the last peak in April 2008. In 2004, manufacturing employment declined 3.5% from 2003, a much smaller decline than the annual declines in the previous two years (10.2% in 2002 and 7.0% in 2003). After a steep decline of 9.5% in 2009, the decline in 2010 was 2.2%, followed by a slight uptick of 0.2% in 2011, and continued to increase steadily as of December 2013.


            Financial Condition
            -------------------


            Under its Constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in fiscal year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. The statutory limit on direct debt during fiscal 2015 is approximately $19.76 billion.


            The Commonwealth is authorized to issue three types of direct debt - general obligation debt, special obligation debt and federal grant anticipation debt.

            Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.


            Fiscal 2013
            -----------

            The fiscal 2013 budget was enacted by the legislature on June 28, 2012 and approved by the Governor on July 8, 2012. A $1.250 billion interim budget for the first ten days of fiscal 2013 had been enacted by the Legislature and approved by the Governor on June 26, 2012. Total spending in the fiscal 2013 budget approved by the Governor amounted to approximately $32.508 billion, after accounting for $31.7 million in veto overrides. Spending contemplated by the fiscal 2013 budget was approximately $1.225 billion, or 3.93%, greater than fiscal 2012 estimated spending levels at the time of the signing of the budget.

            The fiscal 2013 budget relied on $616 million in one-time resources to support recurring spending, down from the fiscal 2012 assumption of $669 million. Among the one-time resources assumed as part of the fiscal 2013 budget was a $350 million withdrawal from the Stabilization Fund, the use of fiscal 2013 interest earnings on the Stabilization Fund and an additional $110.1 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.

            On October 15, 2012, the Secretary for Administration and Finance certified that projected operating revenues remained sufficient to support projected expenses for fiscal 2013. He noted that while tax receipts, at the time of the certification, were $95 million below budgeted estimates, it was premature to conclude that tax revenues would end the year below the budgeted estimate or to estimate the extent of any such shortfall that might occur. The Secretary also noted, however, that there were a number of risks to tax revenues meeting the budgeted estimate for the fiscal year, including slower-than-projected economic growth, a potential automatic reduction in the state's income tax rate and the potential failure of the federal government to address the so-called "fiscal cliff." Accordingly, the Secretary announced the immediate implementation of spending and hiring controls and launched contingency planning measures.

            On December 4, 2012, the Governor filed legislation containing proposed solutions to the projected $540 million tax revenue shortfall, including $225 million in spending reductions across executive branch agencies.

            Fiscal 2014
            -----------




            The fiscal 2014 budget was enacted by the legislature on July 1, 2013 and approved by the Governor on July 12, 2013. A $4.075 billion interim budget for the first 30 days of fiscal 2014 had been enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounted to approximately $34.063 billion, after accounting for $435.4 million in veto overrides.

            The fiscal 2014 budget relied on $667 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget was a $350 million withdrawal from the Stabilization Fund and using unspent debt service appropriations instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 State Retiree Benefits Trust Fund deposit ($56 million). The net withdrawal, after accounting for a deposit of $41.4 million of excess capital gains revenue was $308.6 million. The fiscal 2014 Stabilization Fund ending balance is projected to be $1.248 billion.

            On October 15, 2013, the Secretary of Administration and Finance certified that based on available data on tax collections and economic trends he did not believe it was necessary to revise the fiscal 2014 tax revenue estimate of $22.797 billion. He noted that while year-to-date tax revenues through September were $199 million above the budgetary benchmark, in light of the repeal of the software sales tax and economic uncertainty related to ongoing federal budget dynamics, it was prudent to retain the existing tax revenue estimate.

            On January 14, 2014, based on updated projections presented at the consensus revenue hearing and year-to-date tax collections through December, the Secretary increased the estimate by $403 million to $23.200 billion. The revised estimate represents a 1.8% increase to the original estimate and a 4.9% increase over fiscal 2013 collections.

            Fiscal 2015
            -----------

            The fiscal 2015 budget was enacted by the legislature on June 30, 2014 and approved by the Governor on July 11, 2014. A $4.6 billion interim budget for the first month of fiscal 2015 had been enacted by the legislature and approved by the Governor on June 26, 2014. Total spending in the fiscal 2015 budget approved by the Governor amounts to approximately $36.491 billion, after accounting for $16.1 million in vetoes. The fiscal 2015 budget is approximately $1.946, or 5.6%, greater than fiscal 2014 estimated spending levels at the time of the signing of the budget.

            The fiscal 2015 budget relies on $423 million in one-time resources to support recurring spending, down from the fiscal 2014 assumption of $667 million. Among the one-time resources assumed as part of the fiscal 2015 budget is a $140 million withdrawal from the Stabilization Fund (a $30 million net withdrawal after accounting for the aforementioned projected deposit of fiscal 2015 excess capital gains revenue), $85 million from potential unspent debt service appropriations to fund the fiscal 2015 OPEB transfer, $46 million from the FAS 109 delay and $35 million from a tax amnesty program. The Stabilization Fund is projected to have a $1.218 billion balance at the end of fiscal 2015.


            Litigation
            ----------

            There are pending in courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

            The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


            The following is based on information obtained from an Official Statement, dated June 24, 2014, relating to $85,295,000 State of Michigan General Obligation Environmental Program Bonds, Series 2014A and 2014B.


            Economic Climate
            ----------------


            In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2013, total manufacturing employment averaged 555,100, compared to 536,900 in 2012. Michigan's average unemployment rate in 2013 was 8.8%, down from 9.1% in 2012.

            Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2013 conference was held on May 15, 2014. The May 2014 forecast is summarized below.

            The U.S. economy grew by 1.9% in 2013. The State's U.S. economic forecast projects the U.S. economy to grow by 2.4% in 2014, 3.0% in 2015, and 3.2% in 2016. Light vehicle sales rose to 15.5 million units in 2013 and will continue to increase to a projected 16.0 million units in 2014, 16.3 million in 2015 and 16.6 million in 2016.

            The U.S. Consumer Price Index (CPI) increased 1.5% in 2013 and is expected to increase 1.6% in 2014, 1.7% in 2015 and 1.9% in 2016. Ninety-day T-bill rates averaged 0.1% in 2013, and are expected to average 0.1% in 2014, 0.3% in 2015, and 1.0% in 2016.

            Total Michigan wage and salary employment increased by 1.4% in 2013 and is expected to increase 0.7% in 2014, 1.2% in 2015, and 1.3% in 2016. The State's unemployment rate fell to 8.8% in 2013 and is projected to decline to 7.6% in 2014, 7.1% in 2015, and 6.6% in 2016.

            Michigan personal income rose 2.5% in 2013, and is expected to rise 3.3% in 2014, 4.3% in 2015, and 4.6% in 2016. Prices, as measured by the Detroit CPI, increased 1.6% in 2013. Consequently, real (inflation adjusted) State personal income rose 1.0% in 2013, and is projected to increase by 2.0% in 2014, 2.6% in 2015, and 2.8% in 2016.


            Financial Condition
            -------------------

            As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income. If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Any excesses of less than one percent may be transferred into Michigan's Counter Cyclical Budget and Economic Stabilization Fund ("BSF"), Michigan's "Rainy Day Fund." Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.


            The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2012-2013.


            The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

            Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.


            Total revenue and other sources of funds for general governmental operations for Fiscal Year 2012-2013 were $9,018.4 million and were projected to be $8,702.2 million for Fiscal Year 2013-2014.

            Expenditures and other uses of funds for governmental operations in Fiscal Year 2012-2013 were $9076.4 million, of which $1,557.9 million supported K-12 and higher education and $3,707.9 million supported health services. Expenditures and other uses of funds for governmental operations in Fiscal Year 2013-14 were projected to be $9,828.2 million, of which $1,577.1 million supported K-12 and higher education and $3,853.4 million supported health services.

            The Budget Stabilization Fund ("BSF") was established in 1977 to serve as the State's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $2.2 million on September 30, 2008, $2.2 million on September 30, 2009, $2.2 million on September 30, 2010. During fiscal year 2011, the BSF was reclassified and accounted for as a subfund of the General Fund where its committed balance was $2.2 million on September 30, 2011, $365.1 million on September 30, 3012, and $505.6 million on September 30, 2013. The enacted budget for Fiscal Year 2013-14 appropriates $75.0 million into the BSF.


            The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

            The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.


            2012-13 Budget
            --------------

            The Governor's Fiscal Year 2012-13 Executive Budget was submitted to the Legislature on February 9, 2012 and signed by the Governor in June 2012. Revenues for Fiscal Year 2012-13 for the Executive Budget were estimated at the January 13, 2012 Consensus Revenue Estimating Conference, and these estimates were revised at the May 16, 2012 conference. Actual revenues for Fiscal Year 2012-13 will vary from the current estimates.

            General Purpose revenue generated from enacted ongoing sources and estimated at the Consensus Revenue Estimating Conference is estimated to be $8,969.9 million. After factoring in revenue items not included in the revenue estimates, including certain transfers, tax changes enacted subsequent to the revenue conference, other revenue adjustments, and the beginning balance, total available General Fund - General Purpose resources are forecast to be $9,137.0 million.

            Income tax collections will total an estimated $7,907.5 million, including $1,249.5 million in new revenue from the recently enacted changes. The General Fund - General Purpose portion of net income tax collections will equal an estimated $5,576.4 million for Fiscal Year 2012-13.

            The Michigan business tax, which was repealed for most businesses effective January 1, 2012, will pay out more in refunds than will be collected in revenue in Fiscal Year 2012-13 and, as a result, net collections are estimated at a negative $552.4 million. The new corporate income tax is expected to generate $838.9 million in Fiscal Year 2012-13. All of the loss in Michigan business tax revenue in Fiscal Year 2012-13 will impact the General Fund, and all of the revenue generated by the new corporate income tax will go to the General Fund.

            2013-14 Budget
            --------------

            The Governor's Fiscal Year 2013-14 Executive Budget was submitted to the Legislature on February 7, 2013 and signed by the Governor in June 2013. Revenues for Fiscal Year 2013-14 for the Executive Budget were initially estimated at the January 11, 2013 Consensus Revenue Estimating Conference, and these estimates were revised at the May 15, 2013 conference. Actual revenues for Fiscal Year 2013-14 will vary from the current estimates.

            General Purpose revenue generated from enacted ongoing sources and estimated at the Consensus Revenue Estimating Conference is estimated to be $9,446.1 million. After factoring in revenue items not included in the revenue estimates, including certain transfers, other revenue adjustments, and the beginning balance, total available General Fund - General Purpose resources are forecast to be $9,686.1 million.

            Income tax collections will total an estimated $8,268.9 million. The General Fund - General Purpose portion of net income tax collections will equal an estimated $5,914.1 million for Fiscal Year 2013-14.

            The Michigan business tax, which was repealed for most businesses effective January 1, 2012, will once again pay out more in refunds than will be collected in revenue in Fiscal Year 2013-14 and as a result, net collections are estimated at a negative $550.0 million. The new corporate income tax is expected to generate $957.0 million in Fiscal Year 2013-14.

            Litigation
            ----------

            The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

            The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


            The following is based on information obtained from an Official Statement, dated August 12, 2014, relating to $895,235,000 State of Minnesota General Obligation State Bonds, consisting of $429,670,000 General Obligation State Various Purpose Bonds, Series 2014A, $288,000,000 General Obligation State Trunk Highway Bonds, Series 2014B, $26,040,000 General Obligation Taxable State Various Purpose Bonds, Series 2014C, $28,210,000 General Obligation Taxable State Various Purpose Refunding Bonds, Series 2014D, and $123,315,000 General Obligation State Trunk Highway Refunding Bonds, Series 2014E.


            Economic Climate
            ----------------

            Minnesota's population grew by 12.4% from 1990 to 2000, about the same as the United States as a whole during that period. During the period 2000-2010 the population in Minnesota grew by 7.2%, compared to 9.5% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.79% through 2030, compared to 0.87% nationally.


            In 2013, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors except one (education and health services), the share of total State employment was within two percentage points of national employment share.

            In the period 1990 to 2000, overall employment growth in Minnesota increased by 25.70%, exceeding the nation, whose growth increased by 20.45%. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2010 periods. In the durable goods industries, the State's employment in 2013 was highly concentrated in computers and electronics, fabricated metal products, and machinery categories. Of particular importance is the computers and electronics category in which 23.0% of the State's durable goods employment was concentrated in 2013, as compared to 14.2% for the United States as a whole.

            The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2013, 40.5% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 33.0% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the United States as a whole.


            Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, and logging dropped from 8.4 thousand employed in 1990 to 6.0 thousand employed in 2010. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.


            Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2013, Minnesota per capita personal income was estimated to be 107.4% of its U.S. counterpart. In level of personal income, Minnesota ranked seventh in 1990 and fourth in 2010 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and sixth during the period 2000 to 2010 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000-2010 period, Minnesota non-agricultural employment declined by 1.6%, while regional non-agricultural employment declined by 6.9%.

            In 2009, Minnesota's unemployment rate averaged 8.0%, compared to the national average of 9.3%. In 2010, Minnesota's unemployment rate averaged 7.4%, compared to the national average of 9.6%. In 2011, Minnesota's unemployment rate averaged 6.5%, compared with the national average of 9.0%. In 2012, Minnesota's unemployment rate averaged 5.7%, compared with the national average of 8.1%. In 2013, Minnesota's unemployment rate averaged 5.1%, compared with the national average of 7.4%.


            Financial Condition
            -------------------

            Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

            Prior to 1995, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts, the Cash Flow Account and the Budget Reserve Account, each having a different function.

            The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium (July 1, 2013 - June 30, 2015).

            The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $656 million.

            Previous Biennium (2011-2013)
            -----------------------------

            The February 2013 forecast updated General Fund revenues and expenditures projected for the Previous Biennium. Forecast revenues were expected to be $35.161 billion, up $217 million (0.6%) from November's estimates after adjusting for 2013 legislative action to conform to federal law changes. In the absence of the conformity changes, an additional $19 million in revenue would have been reported for fiscal 2013. Forecast spending is expected to be $35.159 billion, $63 million below previous projections. These changes, coupled with a $15 million reduction in the projected Stadium Reserve, yielded a forecast balance of $295 million.

            After the November 2012 forecast, total General Fund reserves were $944 million: $350 million in the Cash Flow Account and $644 million in the Budget Reserve. Current law requires any forecast balance be first allocating in restoring reserves to a statutory maximum of $653 million - $9 million was allocated for this purpose. Additionally, a residual $4 million forecast balance was added to the Budge Reserve after a required school shift repayment, increasing the Budget Reserve to $656 million. The Biennium will end with $1.006 billion in General Fund reserves and an estimated $1 million in the Stadium Reserve Account.

            Current Biennium (2013-2015)
            ----------------------------

            The November 2012 forecast provided the first official forecast for the Current Biennium, as well as revenue and expenditure planning estimates for the Next Biennium. In November 2012, a shortfall of just under $1.1 billion was projected for the Current Biennium. Revisions in the February 2013 forecast reduced the projected budget shortfall to $627 million. General Fund revenues for the Current Biennium were forecasted to be $36.116 billion, $955 million (2.7%) higher than estimates for the Previous Biennium. Projected current law spending was expected to be $36.744 billion, $1.302 billion (3.7%) higher than the Previous Biennium.

            The reserve amounts for the Current Biennium are unchanged from levels in the Previous Biennium. Total General Fund reserves were $1.006 billion: $350 million in the Cash Flow Account and $656 million in the Budget Reserve. The projected reserve balance in the Stadium Reserve Account was zero. Similar to the Previous Biennium, the forecast reduction in lawfully gambling revenues for the Next Biennium reflects a slower than expected implementation of electronic gaming options and reduced estimates for daily revenue per gaming device. This has reduced amounts previously projected for the reserve.


            During the 2013 Legislative Session, the Legislature enacted a number of revenue and expenditure measures in the General Fund for the Current Biennium. The 2013 Legislative Session ended on the constitutional deadline of May 20, 2013 with a balanced budget for the Current Biennium. The enacted budget resolved the $627 million projected budget deficit, increased net General Fund revenues by $2.306 billion and appropriated $1.606 billion for State and local programs. After accounting for all the revenue, expenditure and reserve changes enacted in the Current Biennium, the General Fund balance at the end of the biennium was estimated to be $46 million.

            Legislation enacted in the 2014 Legislative Session included multiple changes to reserve levels and policy. In FY 2015 the budget reserve was increased by $150 million to $811 million. No changes were made to the cash flow account level of $350 million. General Fund reserves for the Current Biennium total $1.161 billion. Statutory changes governing the Budget Reserve set a target level of approximately 10% of annual revenues, permit the target level to adjust to changes in revenues and create an automatic process to dedicate one-third of future forecast balances to the Budget Reserve to meet reserve target levels.


            Litigation
            ----------

            There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $15 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

            The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities). In addition, during periods when the Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


            The following is based on information obtained from an Official Statement, dated December 3, 2014, relating to $525,000,000 State of New Jersey General Obligation Bonds (Various Purposes).


            Economic Climate
            ----------------

            New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,196 persons per square mile, per the 2010 Census, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.49% and between 1990 and 2000 the growth rate accelerated to 0.85%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. The growth rate decreased to 0.44% between 2000 and 2010. Furthermore, New Jersey is located at the center of the megalopolis that extends from Boston to Washington, and that includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

            The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.


            According to the United States Commerce Department, Bureau of Economic Analysis, New Jersey's gross state product rose 1.1% from 22012 to 2013, adjusted for inflation, less than the national gain of 1.8%. The State's increase in gross state product ranked thirty-seventh among the 50 states.

            The housing sector is recovering. More than 24,000 building permits were granted in 2013, an increase of approximately 35% from 2012. The housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of homeownership. However, the significant number of housing properties still in the judicial foreclosure process may temper the recovery in the housing sector.

            New Jersey payroll employment in 2013 was 3.96 million, which was 1.5% higher than in 2012. The average unemployment rate in 2013 was 7.2%, compared to 9.3% in 2012. Personal income in New Jersey during 2013 was $498.30 billion, compared to $487.44 billion during 2012, which represented 152.9% and 149.5% of personal income in 2013 and 2012, respectively. Per capita income in 2013 was $55,993, compared to $54,987 in 2012, which represented 125.7% of the per capita income in the national as a whole in both 2012 and 2013.


            Certain Constitutional Provisions
            ---------------------------------

            The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

            The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings.

            The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election.


            The State's governmental funds reported June 30, 2013 combined ending fund balances of $7.4 billion, an increase of $0.5 billion from the prior fiscal year.


            State Indebtedness
            ------------------


            During the fiscal year ended June 30, 2013, the State's long-term debt obligations for governmental activities totaled $78.4 billion, a 9.2% increase over the prior fiscal year. During Fiscal Year 2013, the State issued $5.5 billion in bonds. New money issuances represented $2.1 billion, primarily for transportation system improvements, while $3.4 billion represented five refunding transactions that provided the State with $145.1 million in net present value savings. During Fiscal Year 2013, the State paid $3.8 billion in debt service on its long-term debt obligations. Non-bonded portions of the State's long-term debt totaled $38.0 billion. This amount represents a $5.0 billion increase from the prior fiscal year and is mainly attributable to increases in net pension obligations.


            State Authorities
            -----------------

            The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.


            Legislation enacted in 1992 by the State authorizes the New Jersey Sports and Exposition Authority ("NJSEA") to issue bonds for various purposes, related to sports and entertainment facilities, payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2014 there were approximately $440,465,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.

            In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in June 2012, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $1,247,000,000 for the fiscal year beginning July 1, 2012, $849,200,000 for the fiscal year beginning July 1, 2013, $735,300,000 for the fiscal year beginning July 1, 2014, and $626,800,000 for the fiscal year beginning July 1, 2015, except that if the permitted amount of debt, or any portion thereof, is not incurred in a fiscal year, it may be issued in a subsequent fiscal year. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2014, there were approximately $14,803,355,716 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

            Pursuant to legislation, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue bonds for various purposes, including Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2014, there were approximately $132,900,459 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

            Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2014, there were approximately $2,322,283,187 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement that provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

            The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2014 stood at an aggregate principal amount of $2,749,645,000. Of this total, $14,280,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $2,469,075,000 and $266,290,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.


            Litigation
            ----------

            At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

OHIO PORTFOLIO
--------------

            The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.


            The following is based on information obtained from an Official Statement, dated September 25, 2014, relating to $58,165,000 State of Ohio Certificates of Participation, Series 2014.


            Economic Climate
            ----------------

            Ohio's 2010 decennial census population of 11,536,504 indicated a 1.6% population growth since 2000 and ranked Ohio seventh among the states in population.


            Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2013, according to preliminary data, Ohio ranked seventh in the nation with approximately $565.3 billion in gross state product and was fourth in manufacturing with an approximate value of $99.8 billion and fifth in durable goods with an approximate value of $47.5 billion. As a percentage of Ohio's preliminary 2013 gross state product, manufacturing was responsible for 17.7%, with 22.3% attributable to the goods-producing sectors and 34.1% to business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state, with 2013 merchandise exports totaling $50.5 billion. The State's leading export industries are machinery, motor vehicles, and aircraft/spacecraft, which together accounted for 45.7% of the value of Ohio's merchandise exports in 2013.

            Payroll employment in Ohio, in the diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010 and increased in 2011 through 2013. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 87% of all non-agricultural payroll workers in Ohio.

            With 14.0 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,462 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2012 crop production value of $6.8 billion represented 3.0% of total U.S. crop production value. Ohio accounts for more than 4.0% of total U.S. cash receipts for chicken/eggs, corn, cucumbers/processing, floriculture, maple, pumpkins, soybeans, squash, sweet corn, and tomatoes/fresh. In 2012, Ohio's agricultural sector total output (consisting of crops, livestock, poultry and dairy, and services and forestry) reached $11.2 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $5.0 billion.


            Financial Condition
            -------------------

            Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

            The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in the 2008-2009 Biennium as had been done several times in prior fiscal years.


            Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The GRF fund balance for Fiscal Year ended June 30, 2013 was $1.11 billion. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used (as occurred in the 2008-09 Biennium) may carry a balance of up to 5% of the GRF revenue for the preceding fiscal year. The BSF had a balance of $1.48 billion, which equals 5%, at the end of Fiscal Year 2013.


            At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

            The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

            Under the State's current biennial appropriations Act, State personal income tax rates, applying generally to federal adjusted gross income, are being reduced 10% over a three-year period (8.5% in calendar year 2013, an additional 0.5% in calendar year 2014, and an additional 1.0% in calendar year
2015). The indexing of the State income tax brackets and the personal exemption are suspended for tax years 2013 through 2015 until these rate reductions are fully implemented. That legislation also established a deduction for pass-through entity business income of 50% of annual adjusted gross income up to $250,000.

            Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2011 was 3%. A school district income tax is currently approved in 184 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.

            Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1970 to seventh in 1990, moving to between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

            2012-2013 Biennium
            ------------------

            Consistent with State law, the Governor's Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium, the Act included targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting certain tax law changes and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues).

            The State ended Fiscal year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. Of that ending GRF fund balance the State deposited $995.9 million into the BSF, increasing its balance to $1.48 billion, which is the statutorily designated 5% of Fiscal Year 2013 GRF revenues.

            Current Biennium
            ----------------

            Consistent with State law, the Governor's Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $62.0 billion (a 15.1% increase from the 2012-13 GRF biennial expenditures) and total GRF biennial revenue (not including $963.2 million carry-forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues).

            The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.


            The State ended Fiscal Year 2014 with GRF cash and fund balances of $1.70 billion and $1.28 billion, respectively. Of that ending GRF fund balance, the State transferred $300 million into the Medicaid reserve fund and $229 million into a small business tax deduction fund to fully offset the one-time cost of the temporary increase in the deduction for small business income for tax year 2014, and carried forward the remaining $748 million to cover the expected and planned for variance of Fiscal Year 2015 GRF appropriations over estimated revenue and to satisfy the requirement to maintain one-half of one percent of Fiscal Year 2014 GRF revenues ($146 million) as an ending fund balance. The Ohio Office of Budget and Management is currently projecting a positive GRF fund balance at the end of Fiscal Year 2015. As noted above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a "deficit" position.


            Municipalities
            --------------

            Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 932 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

            A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).


            The fiscal emergency legislation was amended in 1996 to extend its application to counties and townships. In 2011, the fiscal emergency legislation was further amended to establish a "fiscal caution" category. There are currently 23 local governments in fiscal emergency status, three in fiscal watch status, and 10 in fiscal caution status.


            Litigation
            ----------

            The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

            The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.


            The following was obtained from an Official Statement, dated April 29, 2014, relating to the issuance of $834,945,000 Commonwealth of Pennsylvania General Obligation Bonds, First Series of 2014.


            Economic Climate
            ----------------

            The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.


            Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $7.3 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, exceeding $1.3 billion in economic activity in 2013. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.


            Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas and about 2.2 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

            Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Pennsylvania is easily accessible for inter and intra state trade and commerce.


            The Commonwealth is highly urbanized. Of the Commonwealth's 2013 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, 12.7 million people in 2013, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 or over.

            Non-agricultural employment in Pennsylvania over the ten years ending in 2013 increased at an annual rate of 0.02%. This rate compares to a 0.03% rate for the Mid-Atlantic Region and 0.04% for the nation during the same period.

            Non-manufacturing employment in Pennsylvania has increased in recent years to 90.2% of total employment in 2013. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.8% of 2013 non-agricultural employment, has fallen behind both the services sector, the trade sector and the government sector as the fourth largest single source of employment within the Commonwealth. In 2013, the services sector accounted for 48.4% of all non-agricultural employment, the trade sector accounted for 14.9%, and the government sector accounted for 12.6%.

            Within the manufacturing sector of Pennsylvania's economy, which now accounts for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated materials industries was 14.4% of Pennsylvania manufacturing employment but only 1.4% of total Pennsylvania non-agricultural employment in 2013.

            Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5% in 2010, compared to the 4.4% annual unemployment rate in 2007. As of February 2014, the seasonally adjusted unemployment rate for the Commonwealth was 6.2%.


            Personal income in the Commonwealth for 2012 was $556.7 billion, an increase of 3.3% over the previous year. During the same period, national personal income increased at a rate of 4.2%. Based on the 2012 personal income estimates, per capita income for 2012 was at $43,616 in the Commonwealth compared to per capita income in the United States of $42,693.


            The Commonwealth's 2013 average hourly wage rate of $19.16 for manufacturing and production workers compared to the national average of $20.13 for 2013.


            Financial Condition
            -------------------

            The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

            Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

            Financial Results for Recent Fiscal Years (Budgetary Basis)
            -----------------------------------------------------------

            Fiscal 2013. The subdued level of economic recovery from the most recent national recession continued to impact the Commonwealth's revenue receipts during Fiscal Year 2013. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2% during Fiscal Year 2013. Final Commonwealth General Fund revenues for the fiscal year totaled $28,646.9 million. Total Fiscal Year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for Fiscal Year 2014 of $320.347 million. However, after accounting for a positive Fiscal Year 2013 beginning balance of $672.581 million, the Commonwealth ended Fiscal Year 2013 with an unappropriated surplus balance of $540.918 million, which was the third straight year of securing a significant year-end unappropriated balance.

            General Fund revenues increased $968.9 million, or 3.5%, during Fiscal Year 2013 when measured on a year-over-year basis as compared to Fiscal Year 2012. Tax revenue collections grew $918.6 million, or 3.4%, on a year-over-year basis from Fiscal Year 2012 to Fiscal Year 2013 while non-tax revenue collections increased $50.3 million, or 9.5%, primarily from an increase in escheats from Fiscal Year 2012 to Fiscal Year 2013. Corporate tax receipts were $226.0 million higher than Fiscal Year 2012 levels.

            Fiscal 2012. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6% during Fiscal Year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,680.0 million. Total Fiscal Year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating balance for Fiscal Year 2012 of -$433.3 million. However, after accounting for a positive fiscal year 2012 beginning balance of $1,072.8 million, the Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from Fiscal Year 2011) such unappropriated ending balance since prior to the last recession.

            General Fund revenues increased $180.8 million or 0.7% during Fiscal Year 2012 when measured on a year-over-year basis as compared to Fiscal Year 2011. Tax revenue collections grew $687.8 million or 2.6% on a year-over-year basis from Fiscal Year 2011 to Fiscal Year 2012 while non-tax revenue collections declined $507.2 million or 48.9%, primarily from a reduction in balance transfers from Fiscal Year 2011 to Fiscal Year 2012. Corporate tax receipts were $91.2 million lower than Fiscal Year 2011 levels. Year-over-year growth in corporate taxes was -3.1% during Fiscal Year 2012 as corporate net income tax collections decreased 5.1% and capital stock and franchise tax receipts increase 2.2% while collections from the gross receipts tax increased 8.6% on a year-over-year basis. Personal income taxes were $364.8 million above Fiscal Year 2011 actual collection and the year-over-year growth in personal income tax receipts was 3.5%. Personal income tax collections attributable to withholding increased by 3.5% or $282.9 million during Fiscal Year 2012 and tax collections from the non-withholding portion of the personal income tax increased 3.4% or $81.9 million on a year-over-year basis.



            Financial Results for Recent Fiscal Years (GAAP Basis)
            ------------------------------------------------------


            Fiscal 2014. GAAP basis information for Fiscal Year 2014 is not available at this time.

            Fiscal 2013. At June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs.

            Total revenues increased by $991 million, reflecting an overall improvement in the economy. Personal income tax revenue was the largest contributing factor, increasing by $655 million. Corporation income tax also contributed to this positively by adding a $251 million year-over-year increase.

            Total General Fund expenditures and other uses increased by 0.4% during the Fiscal Year ended June 30, 2013, to $1,215.4 million. Total expenditures increased by a net of $65 million. The largest increases were in public education ($491 million) and protection of persons and property ($409 million) programs. The significant decreases were in economic development ($271 million), health and human services ($291 million) and capital outlay $110 million) programs.


            Fiscal 2012. At June 30, 2012, the General Fund reported a fund balance of $1,260.0 million, a decrease of $361.0 million (22.3%) from the reported $1,621.0 million balance at June 30, 2011. On a net basis, total assets increased by $261.0 million to $10,839.0 million. Liabilities increased by $622 million to $9,840.0 million. The negative change in fund balance for the General Fund for Fiscal Year 2012 of $361.0 million represents a decline from the net amount of changes in the fund balance of $1,336.0 million, which occurred during Fiscal Year 2011.

            General Fund tax revenues increased overall by $693 million (2.68%) during the Fiscal Year ended June 30, 2012. This overall increase is attributable to all tax types except the Corporation taxes and Cigarette taxes, which decreased by $154 million and $23 million when compared to the Fiscal Year ended June 30, 2011.


            Total General Fund expenditures decreased by 2.9% during the Fiscal Year ended June 30, 2012.





            Fiscal Year 2015 Proposed Budget
            --------------------------------

            A proposed fiscal year 2015 budget was submitted by the Governor to the General Assembly on February 4, 2014. The proposed budget proposes spending of $29,400 million of Commonwealth funds, an increase of $925 million, or 3.3% over Fiscal Year 2014. Revenues to support the proposed funding are estimated to be $30,500 million, a 4.9% increase over current estimates for Fiscal Year 2014.

            In February 2014, the General Assembly began appropriations committee hearings for the Fiscal Year 2015 budget. Further legislative debate is anticipated before both houses vote to adopt the General Appropriation Bill for the 2015 Fiscal Year.


            Fiscal 2014 Budget
            ------------------


            The enacted Fiscal Year 2014 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28,422.3 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments. Enacted General Fund appropriations represented an increase of $705.1 million, or 2.5% on a year-over-year basis, for Fiscal Year 2014.


            General Fund revenues from all sources are estimated to increase $443.954 million, or 1.6%, on a year-over-year basis during Fiscal Year 2014 after factoring in planned tax refunds expenditures. The enacted budget does not include any tax increases, but does implement several tax changes intended to catalyze positive economic growth and therefore increased state revenue proposed in the Governor's Executive Budget.


            The Fiscal Year 2014 General Fund budget aims to keep spending in line with available resources without raising taxes in Pennsylvania. Administrative spending of the Commonwealth was again reduced and included the proposed elimination of more than 900 positions. There are approximately 3,000 fewer Commonwealth employees than there were three years ago.

            Actual revenues to the General Fund through January 2014 are slightly (0.3%) below the Fiscal Year 2014 estimate. The largest shortfalls to the estimate year to date are primarily in the Personal Income and Sales and Use taxes, but offset in part by above estimate receipts from Corporate taxes. While there were revisions to various individual revenue item estimates, the total General Fund revenue estimate for Fixcal Year 2014 was unchanged.

            A revised estimate of expenditures for Fiscal Year 2014 was also included in the proposed Fiscal Year 2015 proposed budget by the Governor. Supplemental appropriation needs for Fiscal Year 2014 were identified totaling $69.9 million, principally for programs of the Department of Public Welfare and the Department of Corrections. These supplemental appropriations are anticipated to be funded by the lapse of an estimated $70 million from other appropriations that will not be spent during the fiscal year.

            Further revised estimates for Fiscal Year 2014 gave rise to a projected Fiscal Year 2014 ending unappropriated fund balance of $215.9 million for the General Fund.


            City of Philadelphia
            --------------------

            Philadelphia is the largest city in the Commonwealth with an estimated population of 1,526,006 according to the 2010 U.S. Census.


            The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan covering Fiscal Years 2014 through 2018 approved by PICA on September 17, 2013.


            No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

            Commonwealth Debt
            -----------------

            The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for highway purposes, which is paid from Motor Vehicle Fund appropriations.

            Net outstanding general obligation debt totaled $10,860.3 million at June 30, 2013, a net increase of $132.8 million from June 30, 2012. Over the 10-year period ending June 30, 2013, total outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8%.

            Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

            Litigation
            ----------


            In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. This cap does not apply to tax appeals. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2013 is $20.0 million.


VIRGINIA PORTFOLIO
------------------

            The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.


            The following is based on information obtained from an Official Statement, dated November 19, 2014, relating to Commonwealth of Virginia Transportation Capital Projects Revenue Bonds, Series 2014.


            Economic Climate
            ----------------


            The Commonwealth's 2013 estimated population of 8,260,405 was 2.6% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2013 population density was 208.6 persons per square mile, compared with 88.7 persons per square mile for the United States.


            The Commonwealth is divided into five distinct regions -- a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.


            The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2013 population of 5,949,859 (including Washington's and Maryland's population of 1,924,057). Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

            According to the U.S. Department of Commerce, Virginians received over $402 billion in personal income in 2013. In 2013, Virginia had per capita income of $48,773, ranking tenth among the states and greater than the national average of $44,543. From 2004 to 2013, the Commonwealth's 2.9% average annual rate of growth in per capita income was more than the national growth rate of 3.0%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

            Employment in the Information Services sector decreased by 9.7% from 2009 to 2013, which may in part be due to intense telecommunications competition. The Professional and Business Services sector, however, gained 6.3% over the same period. From 2009 to 2013, employment in the Financial Activities sector decreased by 3.1%. The Private Education and Health sector employment level increased by 8.5% from 2009 to 2013. The Leisure and Hospitality sector employment level increased by 10.0% over the same period.

            The Retail Trade sector increased by 0.2% from 2009 to 2013. The Wholesale Trade sector decreased by 4.0% from 2009 to 2013.

            With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2013, federal government civilian employment in the Commonwealth averaged approximately 173,600, for a 2.3% gain between 2009 and 2013.

            State government employment averaged 160,000 in the Commonwealth for 2013, for a 0.2% decrease between 2009 and 2013. Approximately 50% of state government employment is related to general government administration and 50% is related to higher education.

            Manufacturing employment dropped 2.3% between 2009 and 2013.

            The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. During 2013, an average of 5.5% of the Commonwealth's population was unemployed, compared to 7.4% for the nation.


            Budgetary Process
            -----------------

            The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") for the next biennium and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act").

            In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.



            The 2012-14 Appropriation Act
            -----------------------------

            On December 19, 2011. Governor McDonnell presented the Budget Bill for the 2012-14 biennium that began July 1, 2012. The proposed 2012 Budget Bill was considered by the 2012 Session of the Virginia General Assembly, which convened on January 11, 2012. The General Assembly adjourned on March 10, 2012, without adopting a biennial budget and immediately convened in a special session to consider the reintroduced 2012 Budget Bill. On April 18, 2012, the General Assembly approved the 2012 Budget Bill and sent it to the Governor for signature. On May 4, 2012, the Governor offered 99 amendments, the most significant of which addressed two overarching themes: job creation and K-12 education. Other amendments were technical in nature.

            The General Assembly reconvened on May 14, 2012 and rejected 24 of the Governor's proposed amendments. On June 11, 2012, Governor McDonnell vetoed one item, ruled a second item unconstitutional, and signed the 2012 Budget Bill into law.

            The 2012-14 Appropriation Act became effective July 1, 2012, and honors the priorities Governor McDonnell set in the introduced budget. It prioritizes spending on the core functions of government; reduces the unfunded liabilities in the Virginia Retirement System; provides $33.7 million in new funding for economic development and private sector job creation; furnishes $30 million in Fiscal Year 2013 in new mental health funding; and directs $880.9 million in new funding to K-12 and higher education systems. The 2012-14 Appropriation Act also provides additional deposits into the Revenue Stabilization Fund of $132.7 million in 2013 and $166.4 million as a preliminary appropriation for 2014.

            2013 Amendments to the 2012-14 Appropriation Act
            ------------------------------------------------

            On December 17, 2012, Governor McDonnell presented his proposed amendments to the 2012-14 Appropriation Act. In these amendments, the Governor addressed increased liquidity to guard against future economic uncertainty and the potential impact of federal spending reductions; increased support for instructional spending in public education; continued investments in higher education; improvements in funding availability for transportation; and improvements in support of localities.

            The Governor called for spending reductions through a combination of targeted savings, reduction plans, and other appropriation reductions. The Governor asked agencies to submit reduction plans equating to 4% of their general fund budgets. These plans produced a total of $58.8 million in savings. In addition, targeted reductions in Medicaid and Direct Aid to Public Education totaled $33.9 million.

            The 2013 amendments to the 2012 Appropriation Act became effective May 3, 2013.


            The 2014-2016 Appropriation Act
            -------------------------------

            On December 16, 2013, outgoing Governor McDonnell presented the Budget Bill for the 2014-2016 biennium that began on July 1, 2014. The introduced 2014 Budget Bill focused on the core functions of government and would have appropriated $96.8 billion from all funding sources for total state government operations, and would have left an unappropriated general fund balance on June 30, 2016 of $50.9 million. The revised economic forecast that the introduced budget utilized projected general fund revenues to grow 4.2% in Fiscal Year 2015 and 3.9% in Fiscal Year 2016.

            The proposed 2014 Budget Bill was considered by the 2014 Session of the Virginia General Assembly, which convened on January 8, 2014. On January 11, 2014, Terry McAuliffe was inaugurated as Governor of the Commonwealth. The General Assembly adjourned on March 8, 2014 without adopting a biennial budget. A special session of the General Assembly convened on March 24, 2014 to consider the reintroduced 2014 Budget Bill, which was ultimately enacted into law as the 2014-2016 Appropriation Act after several amendments to address a potential revenue shortfall. The 2014-2016 Appropriation Act appropriates $97.1 billion from al funding sources for total state government operations (including an $860 million revenue reserve) and leaves an unappropriated general fund balance on June 30, 2016 of $5.7 million.


            Litigation
            ----------

            The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

            Additional Investment Policies and Practices
            --------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.

            General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

            The Portfolios may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

            Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

            Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.


            Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.


            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.


            Each Fund Portfolio and Fund II Portfolio (other than the High Income Portfolio) will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's or BBB or higher (including BBB+ and BBB-) by S&P or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A.


            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios' portfolios.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            Proposals have been considered by Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the NAV and yield of the Portfolio would be affected. In addition, the Adviser would likely need to reevaluate the Portfolios' investment objectives and policies.

Asset-Backed Securities, Mortgage-Related Securities and Structured Securities
------------------------------------------------------------------------------

            Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.


            The Portfolios may invest in mortgage-related securities, which are typically securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks, and which are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMRSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets. In addition, the Tax-Aware Portfolio may invest in CMO residuals and adjustable-rate mortgage securities ("ARMS").


            Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or U.S. Department of Veterans Affairs ("VA")-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are each a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of a "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.


            ARMS, another type of mortgage-related security, bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            A Portfolio may invest in SMRS, which are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.


            A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lead to illiquid markets in the sector.


            A Portfolio may also invest in commercial mortgage-backed securities, which are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            The Tax-Aware Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Tax-Aware Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            The Tax-Aware Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Tax-Aware Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Tax-Aware Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            The Tax-Aware Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.


            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or to adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues . Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            o MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            o MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            o CREDIT RISK. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            o COUNTERPARTY RISK. The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

                  New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            o LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            o LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            o REGULATORY RISK. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

            o OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.


            Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the Commodity Futures Trading Commission ("CFTC") thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies are subject to additional disclosure, record keeping and reporting requirements. The Adviser and the Portfolios have claimed an exclusion from the definition of CPO under CFTC Rule
4.5 under the CEA with respect to the Portfolios and are not currently subject to these registration, record keeping and reporting requirements under the CEA.


Use of Options, Futures, Forwards and Swaps by the Portfolios
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            -- FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            The Tax-Aware Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Tax-Aware Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Tax-Aware Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Tax-Aware Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            The Tax-Aware Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Tax-Aware Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Tax-Aware Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Tax-Aware Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Tax-Aware Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.


            -- OPTIONS ON SECURITIES AND MUNICIPAL AND U.S. GOVERNMENT SECURITIES. In an effort, among other things, to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on securities, including municipal securities and U.S. Government securities. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A put option written by a Portfolio is "covered" if the Portfolio holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of a security.

            In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

            A Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- OPTIONS ON SECURITIES INDICES AND MUNICIPAL AND U.S. GOVERNMENT SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

            A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.


            -- OTHER OPTION STRATEGIES. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Tax-Aware Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            -- OPTIONS ON FOREIGN CURRENCIES. The Tax-Aware Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Tax-Aware Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Tax-Aware Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Tax-Aware Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Tax-Aware Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Tax-Aware Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            The Tax-Aware Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where the Tax-Aware Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Tax-Aware Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Tax-Aware Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Tax-Aware Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Tax-Aware Portfolio also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, the Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Tax-Aware Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Tax-Aware Portfolio and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Tax-Aware Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Tax-Aware Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Tax-Aware Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Tax-Aware Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Tax-Aware Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.


            -- FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


            The Tax-Aware Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Tax-Aware Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Tax-Aware Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Tax-Aware Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            The Tax-Aware Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            The Tax-Aware Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Tax-Aware Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Tax-Aware Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and, with respect to the Fund Portfolios and Fund II Portfolios, will be used only for hedging purposes.


            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

            -- CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


            -- CURRENCY SWAPS. The Tax-Aware Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Tax-Aware Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Tax-Aware Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. The Tax-Aware Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.


            -- SWAPS: INTEREST RATE TRANSACTIONS. A Portfolio may enter into interest rate swaps, swaptions, and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest rate payments that the Portfolio is contractually obligated to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal.


            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


            -- INFLATION (CPI) SWAPS. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

            -- TOTAL RETURN SWAPS. The Portfolios may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolios are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolios will receive a payment from or make a payment to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.


            - Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Tax-Aware Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Tax-Aware Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

            -- EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            -- CURRENCY TRANSACTIONS. The Tax-Aware Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Tax-Aware Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Tax-Aware Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Tax-Aware Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).

            Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Currency Exchange Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Tax-Aware Portfolio in futures contracts, swaps, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Tax-Aware to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise. In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Tax-Aware Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.


Forward Commitments and When-Issued and Delayed Delivery Securities
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            The Portfolios may use forward commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and the Portfolio assumes the rights and risks of ownership of the security but the Portfolio does not pay for the securities until they are received. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables the Tax-Aware Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Tax-Aware Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Tax-Aware Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Tax-Aware Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Tax-Aware Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.


            When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

General
-------

            The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

            A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

Effects of Borrowing and Use of Leverage
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            A Portfolio, including, in particular, the High Income Portfolio, may use borrowings for investment purposes subject to the limits imposed by the 1940 Act.

            Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio will provide the Portfolio's shareholders with a potentially higher yield. The Portfolios may also use leverage for investment purposes by entering into transactions such as forward contracts and Tender Option Bond ("TOBs") transactions. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net return than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

            Certain transactions, such as derivative transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolios' restriction concerning senior securities. The segregation of assets is intended to enable a Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.


Cyber Security Risk
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            As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.


Illiquid Securities
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            A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio OTC and the cover for options written by the Portfolio OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in each Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
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            Each of the Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------


            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight of the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.


            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.

            A Portfolio may invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Boards and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.


Loan Participations and Assignments
-----------------------------------

            The Tax-Aware Portfolio may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans"), either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). A loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between the Tax-Aware Portfolio and a borrower may affect the ability of the Tax-Aware Portfolio to receive principal and interest payments.

            The success of the Tax-Aware Portfolio's investments in Participations and Assignments may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

            The Tax-Aware Portfolio's investment in Participations typically will result in the Tax-Aware Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Tax-Aware Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Tax-Aware Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Tax-Aware Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Tax-Aware Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Tax-Aware Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

            When the Tax-Aware Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Tax-Aware Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Tax-Aware Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

            The Tax-Aware Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Tax-Aware Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Tax-Aware Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Tax-Aware Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

            Loans in which the Tax-Aware Portfolio may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. The Tax-Aware Portfolio may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.


Preferred Stock
---------------

            Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


            A Portfolio may seek additional income by investing in repurchase agreements; Fund Portfolios and Fund II Portfolios may invest in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.


            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios' rights. The Boards have established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.


            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            The Tax-Aware Portfolio may engage in reverse repurchase agreements which involve sales by the Tax-Aware Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Tax-Aware Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Tax-Aware Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Tax-Aware Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to the Tax-Aware Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, the Tax-Aware Portfolio obtains additional cash to invest on other securities. The Tax-Aware Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Tax-Aware Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Tax-Aware Portfolio's shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Tax-Aware Portfolio on the reverse repurchase transactions.

            Dollar rolls involve sales by the Tax-Aware Portfolio of securities for delivery in the current month and the Tax-Aware Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Tax-Aware Portfolio forgoes principal and interest paid on the securities. The Tax-Aware Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Similar to reverse repurchase agreements, dollar rolls create leverage because the Tax-Aware Portfolio uses the sale proceeds during the roll period to make investments in other fixed-income securities.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Tax-Aware Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Tax-Aware Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Rights and Warrants
-------------------

            The Tax-Aware Portfolio may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales
-----------

            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.


Standby Commitment Agreements
-----------------------------

            The Tax-Aware Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit the Tax-Aware Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Tax-Aware Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Tax-Aware Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Tax-Aware Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Tax-Aware Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


Structured Products
-------------------

            A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Tender Option Bond ("TOB") Transactions
---------------------------------------

            A Portfolio may enter into TOB transactions ("TOBs") in which the Portfolio sells a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the GNMA, the FHA, the VA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC (as discussed under "Asset-backed Securities, Mortgage-Related Securities and Structured Securities"), and governmental CMOs. The securities of these entities are now in effect backed by the full faith and credit of the U.S. Government. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Asset-backed Securities, Mortgage-Related Securities and Structured Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Municipal or Other Fixed-Income Securities
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            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

When-Issued Securities and Forward Commitments
----------------------------------------------

            A Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

            At the time the Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

            If a Portfolio is fully or almost fully invested with "when-issued" or "forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging the Portfolio in this manner may increase the volatility of the Portfolio's NAV.

Zero-Coupon Municipal or Other Securities
-----------------------------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            A Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolios believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Future Developments
-------------------

            A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

            Many fixed-income securities, including certain municipal securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

            Non-rated municipal or other fixed-income securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            A Portfolio may invest in lower-rated securities and the High Income Portfolio invests principally in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.


            The Adviser will try to reduce the risk inherent in the Tax-Aware Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments in high-yielding securities, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            In the event that the credit rating of a security held by the Tax-Aware Portfolio is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Tax-Aware Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Tax-Aware Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

            In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

U.S. Corporate Fixed-Income Securities
--------------------------------------

            The Tax-Aware Portfolio may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Tax-Aware Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Tax-Aware Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

            As a matter of fundamental policy, a Portfolio may not:

            (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;


            (2)   issue any senior security (as that term is defined in the 1940
                  Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, with respect to Tax-Aware Portfolio, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;


            (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
                  (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

            (5) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

            As a fundamental policy, Arizona, Massachusetts, New Jersey, New York and Ohio Portfolios may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the CEA or commodities contracts except for futures contracts and options on futures contracts.


            As a fundamental policy, National, High Income, California, Michigan, Minnesota, Pennsylvania, Virginia and Tax-Aware Portfolios may purchase or sell commodities or options thereon to the extent permitted by applicable law.


            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.

            The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------


            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds' Boards (see "Management of the Portfolios" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling approximately $473 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


                 AXA and its subsidiaries                    62.9%
                 AllianceBernstein Holding, L.P.             35.7
                 Unaffiliated holders                         1.4
                                                       ----------------
                                                            100.0%
                                                       ================

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2014, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.5% economic interest in the Adviser as of September 30, 2014.


Advisory Agreements and Expenses
--------------------------------

            Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Portfolios. Such officers and employees, as well as certain directors or trustees of the Portfolios, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Portfolios including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Portfolios at cost and the payments therefore must be specifically approved by each Portfolio's Board. The Portfolios paid to the Adviser a total of $55,614, $54,807, $54,934, $55,614 and $56,885 in respect of such services during the fiscal year of the Fund ended October 31, 2014 for the National, California, High Income, New York and Tax-Aware Portfolios, respectively, a total of $62,117, $58,217, $61,461, $57,829, $57,829, $57,829, $75,727 and $62,117 in respect of such services during the fiscal year of Fund II ended September 30, 2014 for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            The Advisory Agreements continue in effect with respect to each Portfolio, except the Tax-Aware Portfolio, provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Directors or Trustees (the "Directors"), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party as defined by the 1940 Act. Most recently, the Boards approved the continuance of the Advisory Agreements for each Portfolio, except the Tax-Aware Portfolio, for another annual term at their meetings held on November 4-6, 2014.

            The Advisory Agreement became effective with respect to the Tax-Aware Portfolio on December 11, 2013. The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a majority vote of the holders of the outstanding voting securities of the Portfolio or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter.


            Any material amendment to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Portfolios and by the vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser.

            The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


            Effective September 7, 2004, under the terms of the Advisory Agreements, the Portfolios, except the High Income Portfolio and Tax-Aware Portfolio, pay the Adviser .45 of 1% of the first $2.5 billion, .40 of 1% of the next $2.5 billion and .35 of 1% of the excess over $5 billion of each Portfolio's average daily net assets. Effective December 17, 2009, the High Income Portfolio pays the Adviser a contractual advisory fee of .50 of 1.00% of the first $2.5 billon, .45 of 1.00% of the excess over $2.5 billon up to $5 billion and .40 of 1.00% of the excess over $5 billion of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. Effective December 11, 2013, the Tax-Aware Portfolio pays the Adviser a monthly fee at an annualized rate of .50% of the Portfolio's average daily net assets.

            With respect to the Fund Portfolios and Fund II Portfolios, the Adviser has contractually agreed for the period from the effective date of the Portfolio's Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operational expenses, excluding interest expense, do not exceed the amounts noted for the Portfolios listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.



Portfolio                             Share Class                 Expense Cap
---------                             -----------                 -----------

National Portfolio                    Class A                        0.75%
                                      Class B                        1.50%
                                      Class C                        1.50%
                                      Advisor Class                  0.50%

California Portfolio                  Class A                        0.75%
                                      Class B                        1.50%
                                      Class C                        1.50%
                                      Advisor Class                  0.50%

New York Portfolio                    Class A                        0.75%
                                      Class B                        1.50%
                                      Class C                        1.50%
                                      Advisor Class                  0.50%

Arizona Portfolio                     Class A                        0.78%
                                      Class B                        1.53%
                                      Class C                        1.53%

Massachusetts Portfolio               Class A                        0.77%
                                      Class B                        1.52%
                                      Class C                        1.52%

Michigan Portfolio                    Class A                        0.85%
                                      Class B                        1.60%
                                      Class C                        1.60%

Minnesota Portfolio                   Class A                        0.85%
                                      Class B                        1.60%
                                      Class C                        1.60%

New Jersey Portfolio                  Class A                        0.82%
                                      Class B                        1.57%
                                      Class C                        1.57%

Ohio Portfolio                        Class A                        0.80%
                                      Class B                        1.55%
                                      Class C                        1.55%

Pennsylvania Portfolio                Class A                        0.85%
                                      Class B                        1.60%
                                      Class C                        1.60%

Virginia Portfolio                    Class A                        0.80%
                                      Class B                        1.55%
                                      Class C                        1.55%

High Income Portfolio                 Class A                        0.80%
                                      Class C                        1.55%
                                      Advisor Class                  0.55%

Tax-Aware Portfolio                   Class A                        0.80%
                                      Class C                        1.55%
                                      Class 1                        0.65%
                                      Class 2                        0.55%
                                      Advisor Class                  0.55%

            With respect to the Tax-Aware Portfolio, the Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) do not exceed on an annual basis the amounts for the Tax-Aware Portfolio listed in the table above. This fee waiver and/or expense reimbursement agreement may not be terminated before January 30, 2016. Fees waived and expenses borne by the Adviser are subject to reimbursement by the Tax-Aware Portfolio until December 11, 2016, provided that no reimbursement payment will be made that would cause the Portfolio's total annual operating expenses to exceed the amounts listed above or cause the total of the payments to exceed the Portfolio's total initial offering expenses.

            For the three most recent fiscal years (or since inception) of the Portfolios, the Adviser's advisory fees for each Portfolio were as follows:


                                              Amounts waived or Reimbursed
                                              under Fee Waiver and/or
Portfolio              Advisory Fees          Expense Reimbursement Agreement
---------              -------------          -------------------------------

National
2014                    $4,216,476                      $  481,922
2013                     4,969,075                         686,403
2012                     4,436,262                       1,010,697

High Income
2014                    $7,461,802                      $1,149,892
2013                     6,795,042                       1,165,235
2012                     4,446,659                         819,490

New York
2014                    $2,401,210                      $  356,372
2013                     3,079,269                         376,624
2012                     2,950,562                         623,409

California
2014                    $2,556,120                      $  283,721
2013                     2,926,874                         340,448
2012                     3,006,543                         586,798

Arizona
2014                    $  620,560                      $  277,436
2013                       771,761                         248,835
2012                       775,700                         278,827

Massachusetts
2014                    $1,149,540                      $  227,160
2013                     1,377,687                         187,162
2012                     1,304,587                         175,351

Michigan
2014                    $  285,149                      $  195,432
2013                       424,385                         109,710
2012                       446,583                          41,343

Minnesota
2014                    $  387,248                      $  163,406
2013                       477,490                         124,739
2012                       498,371                         124,242

New Jersey
2014                    $  607,102                      $  170,792
2013                       724,660                         123,839
2012                       703,419                         137,654

Ohio
2014                    $  568,140                      $  207,861
2013                       739,082                         174,581
2012                       712,317                         175,924

Pennsylvania
2014                    $  478,611                      $  177,497
2013                       580,841                         117,372
2012                       595,901                          53,557

Virginia
2014                    $1,034,529                      $  264,343
2013                     1,329,722                         327,068
2012                     1,252,456                         467,827

Tax-Aware
2014                    $   58,177                      $  377,177


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Blended Style Series, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Core Opportunities Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AB Pooling Portfolios, The AB Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, Alliance California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.



                                                                                   OTHER PUBLIC
                                                                                   COMPANY
                                                                     PORTFOLIOS    DIRECTORSHIPS
                                                                     IN AB FUND    HELD BY
NAME, ADDRESS*,                                                      COMPLEX       DIRECTOR IN
AGE AND                       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      THE PAST
(YEAR FIRST ELECTED**)        PAST FIVE YEARS OR LONGER              BY DIRECTOR   FIVE YEARS
---------------------------   ------------------------------------   -----------   -------------
INDEPENDENT DIRECTORS
---------------------------

Chairman of the Board

Marshall C. Turner, Jr., #    Private Investor since prior to          116         Xilinx, Inc.
73                            2010.  Former CEO of Dupont                          (programmable logic
(2005)                        Photomasks, Inc. (components of                      semi-conductors)
                              semi-conductor manufacturing),                       since prior to 2010
                              2003-2006, and interim CEO                           and SunEdison, Inc.
                              1999-2000.  He has extensive                         (semi-conductor
                              operating and early-stage                            substrates, solar
                              investment experience,                               materials and solar
                              including prior service as a                         power plants) since
                              general partner of three                             prior to 2010 until
                              institutional venture capital                        July 2014
                              partnerships, and serves on the
                              boards of three education and
                              science-related non-profit
                              organizations.  He has served
                              as a director of one AB fund
                              since 1992, and director or
                              trustee of multiple AB funds
                              since 2005.  He has been
                              Chairman of the AB Funds since
                              January 2014, and the Chairman
                              of the Independent Directors
                              Committees of such Funds since
                              February 2014.

John H. Dobkin, #             Independent Consultant since             116         None
72                            prior to 2010.  Formerly,
(1998)                        President of Save Venice, Inc.
                              (preservation organization)
                              from 2001-2002; Senior Advisor
                              from June 1999-June 2000 and
                              President of Historic Hudson
                              Valley (historic preservation)
                              from December 1989-May 1999.
                              Previously, Director of the
                              National Academy of Design. He
                              has served as a director or
                              trustee of various AB Funds
                              since 1992 and as Chairman of
                              the Audit Committees of a
                              number of such Funds from
                              2001-2008.

Michael J. Downey, #          Private Investor since prior to          116         Asia Pacific Fund,
71                            2010.  Formerly, managing                            Inc. (registered
(2005)                        partner of Lexington Capital,                        investment company)
                              LLC (investment advisory firm)                       since prior to 2010,
                              from December 1997 until                             and The Merger Fund
                              December 2003.  He served as a                       (registered
                              director of Prospect                                 investment company)
                              Acquisition Corp. (financial                         since prior to 2010
                              services) from 2007 until 2009.                      until 2013
                              From 1987 until 1993, Chairman
                              and CEO of Prudential Mutual
                              Fund Management, director of
                              the Prudential mutual funds,
                              and member of the Executive
                              Committee of Prudential
                              Securities Inc.  He has served
                              as a director or trustee of the
                              AB Funds since 2005 and is a
                              director and Chairman of one
                              other registered investment
                              company.

William H. Foulk, Jr., #      Investment Adviser and an                116         None
82                            Independent Consultant since
(1998)                        prior to 2010. Previously, he
                              was Senior Manager of Barrett
                              Associates, Inc., a registered
                              investment adviser.  He was
                              formerly Deputy Comptroller and
                              Chief Investment Officer of the
                              State of New York and, prior
                              thereto, Chief Investment
                              Officer of the New York Bank
                              for Savings. He has served as a
                              director or trustee of various
                              AB Funds since 1983, and was
                              Chairman of the Independent
                              Directors Committees of the AB
                              Funds from 2003 until early
                              February 2014.  He served as
                              Chairman of such Funds from
                              2003 through December 2013.

D. James Guzy, #              Chairman of the Board of SRC             116         PLX Technology
78                            Computers Inc.                                       (semi-conductors)
(2005)                        (semi-conductors), with which                        since prior to 2010
                              he has been associated since                         until November 2013
                              prior to 2010. He served as                          and Cirrus Logic
                              Chairman of the Board of PLX                         Corporation
                              Technology (semi-conductors)                         (semi-conductors)
                              since prior to 2010 until                            since prior to 2010
                              November 2013. He was a                              and until July 2011
                              director of Intel Corporation
                              (semi-conductors) from 1969
                              until 2008, and served as
                              Chairman of the Finance
                              Committee of such company for
                              several years until May 2008.
                              He has served as a director or
                              trustee of one or more of the
                              AB Funds since 1982.

Nancy P. Jacklin, #           Professorial Lecturer at the             116         None
66                            Johns Hopkins School of
(2006)                        Advanced International Studies
                              since 2008. Formerly, U.S.
                              Executive Director of the
                              International Monetary Fund
                              (which is responsible for the
                              stability of the international
                              monetary system) (December
                              2002-May 2006); Partner,
                              Clifford Chance (1992-2002);
                              Sector Counsel, International
                              Banking and Finance, and
                              Associate General Counsel,
                              Citicorp (1985-1992); Assistant
                              General Counsel
                              (International), Federal
                              Reserve Board of Governors
                              (1982-1985); and Attorney
                              Advisor, U.S. Department of the
                              Treasury (1973-1982).  Member
                              of the Bar of the District of
                              Columbia and of New York; and
                              member of the Council on
                              Foreign Relations. She has
                              served as a director or trustee
                              of the AB Funds since 2006 and
                              has been Chairman of the
                              Governance and Nominating
                              Committees of the Funds since
                              August 2014.

Garry L. Moody, #             Independent Consultant.                  116         None
62                            Formerly, Partner, Deloitte &
(2008)                        Touche LLP (1995-2008) where he
                              held a number of senior
                              positions, including Vice
                              Chairman, and U.S. and Global
                              Investment Management Practice
                              Managing Partner; President,
                              Fidelity Accounting and Custody
                              Services Company (1993-1995);
                              and Partner, Ernst & Young LLP
                              (1975-1993), where he served as
                              the National Director of Mutual
                              Fund Tax Services and Managing
                              Partner of its Chicago Office
                              Tax department.  He is a member
                              of both the Governing Council
                              of the Independent Directors
                              Council (IDC), an organization
                              of independent directors of
                              mutual funds, and the Trustee
                              Advisory Board of BoardIQ, a
                              biweekly publication focused on
                              issues and news affecting
                              directors of mutual funds.  He
                              has served as a director or
                              trustee, and as Chairman of the
                              Audit Committees, of the AB
                              Funds since 2008.

Earl D. Weiner, #             Of Counsel, and Partner prior            116         None
75                            to January 2007, of the law
(2007)                        firm Sullivan & Cromwell LLP;
                              and is a former member of the
                              ABA Federal Regulation of
                              Securities Committee Task Force
                              to draft editions of the Fund
                              Director's Guidebook. He has
                              served as director or trustee
                              of the AB Funds since 2007 and
                              served as Chairman of the
                              Governance and Nominating
                              Committees of the AB Funds from
                              2007 until August 2014.

INTERESTED DIRECTOR
-------------------
Robert M. Keith, +            Senior Vice President of the             116         None
1345 Avenue of the Americas   Adviser++ and the head of AB
New York, NY  10105           Investments, Inc. ("ABI")++
54                            since July 2008; Director of
(2010)                        ABI and President of the AB
                              Mutual Funds. Previously, he
                              served as Executive Managing
                              Director of ABI from December
                              2006 to June 2008.  Prior to
                              joining ABI in 2006, Executive
                              Managing Director of Bernstein
                              Global Wealth Management, and
                              prior thereto, he was Senior
                              Managing Director and Global
                              Head of Client Service and
                              Sales of the Adviser's
                              institutional investment
                              management business since 2004.
                              Prior thereto, he was Managing
                              Director and Head of North
                              American Client Service and
                              Sales in the Adviser's
                              institutional investment
                              management business, with which
                              he had been associated since
                              prior to 2004.


----------------


* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Funds' Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his various positions, including his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Funds.


            The business and affairs of the Funds are overseen by the Boards. Directors who are not "interested persons" of the Funds as defined in the 1940 Act are referred to as "Independent Directors", and Directors who are "interested persons" of the Funds are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Each Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director of the Fund, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committee from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013 and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser, with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with the Funds' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and each Fund's charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.


            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's independent compliance officer), its independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.


            Board Committees. Each Fund's Board has three standing committees of the Board - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee met three times each during the Funds' most recently completed fiscal years.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met three times each during the Funds' most recently completed fiscal year.


            Each Fund's Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.





            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during each Fund's most recently completed fiscal year.

            The dollar range of each Portfolio's securities owned by each Director and the aggregate dollar range of securities in the AB Fund Complex owned by each Director are set forth below.



              Dollar Range of Equity Securities in the Portfolios
                            As of December 31, 2014

                         NATIONAL          HIGH INCOME     NEW YORK   CALIFORNIA
                         PORTFOLIO         PORTFOLIO       PORTFOLIO  PORTFOLIO
                         ---------         -----------     ---------  ----------
John H. Dobkin           None              None              None        None
Michael J. Downey        None              None              None        None
William H. Foulk, Jr.    None              None              None        None
D. James Guzy            None              None              None        None
Nancy P. Jacklin         $50,001-$100,000  None              None        None
Robert M. Keith          None              None              None        None
Garry L. Moody           None              None              None        None
Marshall C. Turner, Jr.  None              None              None        None
Earl D. Weiner           None              None              None        None



                         ARIZONA   MASSACHUSETTS MICHIGAN  MINNESOTA   TAX-AWARE
                         PORTFOLIO PORTFOLIO     PORTFOLIO PORTFOLIO   PORTFOLIO
                         --------- ------------- --------- ----------  ---------
John H. Dobkin             None        None        None       None       None
Michael J. Downey          None        None        None       None       None
William H. Foulk, Jr.      None        None        None       None       None
D. James Guzy              None        None        None       None       None
Nancy P. Jacklin           None        None        None       None       None
Robert M. Keith            None        None        None       None       None
Garry L. Moody             None        None        None       None       None
Marshall C. Turner, Jr.    None        None        None       None       None
Earl D. Weiner             None        None        None       None       None


                         NEW JERSEY     OHIO          PENNSYLVANIA    VIRGINIA
                         PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                         ----------     ---------     ------------    ---------
John H. Dobkin              None          None            None           None
Michael J. Downey           None          None            None           None
William H. Foulk, Jr.       None          None            None           None
D. James Guzy               None          None            None           None
Nancy P. Jacklin            None          None            None           None
Robert M. Keith             None          None            None           None
Garry L. Moody              None          None            None           None
Marshall C. Turner, Jr.     None          None            None           None
Earl D. Weiner              None          None            None           None


                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES IN THE AB FUND COMPLEX
Name of Director                               AS OF DECEMBER 31, 2014
----------------                               -----------------------
John H. Dobkin                                      Over $100,000
Michael J. Downey                                   Over $100,000
William H. Foulk, Jr.                               Over $100,000
D. James Guzy                                       Over $100,000
Nancy P. Jacklin                                    Over $100,000
Robert M. Keith                                         None
Garry L. Moody                                      Over $100,000
Marshall C. Turner, Jr.                             Over $100,000
Earl D. Weiner                                      Over $100,000


Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.

                              POSITION(S)
NAME, ADDRESS,*               HELD WITH               PRINCIPAL OCCUPATION
AND AGE                       FUND                    DURING PAST FIVE YEARS
-------                       -----------             ----------------------



Robert M. Keith,              President and Chief     See biography above.
54                            Executive Officer

Philip L. Kirstein,           Senior Vice President   Senior Vice President and
69                            and Independent         Independent Compliance
                              Compliance Officer      Officer of the AB Funds,
                                                      with which he has been
                                                      associated since October
                                                      2004. Prior thereto, he
                                                      was Of Counsel to
                                                      Kirkpatrick & Lockhart,
                                                      LLP from October 2003 to
                                                      October 2004, and General
                                                      Counsel of Merrill Lynch
                                                      Investment Managers, L.P.
                                                      since prior to March 2003.

Robert B. (Guy) Davidson III, Senior Vice President   Senior Vice President of
53                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Douglas J. Peebles,           Senior Vice President   Senior Vice President of
49                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Michael G. Brooks,            Vice President          Senior Vice President of
66                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Fred S. Cohen,                Vice President          Senior Vice President of
56                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Wayne D. Godlin,              Vice President          Senior Vice President of
53                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Jon P. Denfeld,               Vice President          Vice President of the
44                                                    Adviser,** with which he
                                                      has been associated since
                                                      prior to 2010.

Terrance T. Hults,            Vice President          Senior Vice President of
48                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Shawn E. Keegan,              Vice President          Vice President of the
43                                                    Adviser,** with which
                                                      he has been associated
                                                      since prior to 2010.

Emilie D. Wrapp,              Secretary               Senior Vice President,
59                                                    Assistant General Counsel
                                                      and Assistant Secretary of
                                                      ABI,** with which she has
                                                      been associated since
                                                      prior to 2010.

Joseph J. Mantineo,           Treasurer and Chief     Senior Vice President of
55                            Financial Officer       ABIS,** with which he has
                                                      been associated since
                                                      prior to 2010.

Vincent S. Noto               Chief Compliance        Chief Compliance Officer
50                            Officer                 of the AB Funds, and Vice
                                                      President of ABIS,** with
                                                      which he has been
                                                      associated since prior to
                                                      2010.

Phyllis J. Clarke,            Controller              Vice President of the
54                                                    ABIS,** with which she has
                                                      been associated since
                                                      prior to 2010.


-------------------
* The address for each of the Funds' officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Funds.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" of a Portfolio. The aggregate compensation paid to each of the Directors by the Portfolios during their fiscal years ended October 31, 2014 and September 30, 2014, the aggregate compensation paid to each of the Directors during calendar year 2014 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.



                                                                   Aggregate
                                                                   Compensation
                           Aggregate          Aggregate            from the
Name of Director           Compensation       Compensation         Tax-Aware
of the Fund                From the Fund      from the Fund II     Portfolio
-----------                -------------      ----------------     -------------

John H. Dobkin              $ 6,552            $ 6,552              $ 13,104
Michael J. Downey           $ 6,552            $ 6,552              $ 13,104
William H. Foulk, Jr.       $ 7,958            $ 7,958              $ 15,916
D. James Guzy               $ 6,552            $ 6,552              $ 13,104
Nancy P. Jacklin            $ 6,627            $ 6,627              $ 13,254
Robert M. Keith             $     0            $     0              $      0
Garry L. Moody              $ 7,430            $ 7,424              $ 14,854
Marshall C. Turner, Jr.     $ 8,989            $ 8,989              $ 17,978
Earl D. Weiner              $ 6,925            $ 6,925              $ 13,850





                                                          Total Number of Investment      Total Number of Investment
                                                          Companies in the AB Fund        Portfolios within the
                               Total                      Complex, Including the          AB Fund Complex,
                               Compensation from the      Fund, as to which the           Including the Fund, as to
Name of Director               AB Fund Complex,           Director is a                   which the Director is a
of the Fund                    Including the Funds        Director or Trustee             Director or Trustee
-----------                    -------------------        --------------------------      -------------------------

John H. Dobkin                  $ 262,000                   31                             116
Michael J. Downey               $ 262,000                   31                             116
William H. Foulk, Jr.           $ 262,000                   31                             116
D. James Guzy                   $ 262,000                   31                             116
Nancy P. Jacklin                $ 269,500                   31                             116
Robert M. Keith                 $       0                   31                             116
Garry L. Moody                  $ 297,000                   31                             116
Marshall C. Turner, Jr.         $ 457,000                   31                             116
Earl D. Weiner                  $ 272,500                   31                             116




            As of January 7, 2015, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.


Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------


            The management of, and investment decisions for, the Portfolios' portfolios are made by the Municipal Bond Investment Team, with respect to the Fund Portfolios and the Fund II Portfolios, and by the senior Investment Management Team, with respect to Tax-Aware Portfolio. The investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael G. Brooks, Fred S. Cohen (except for High Income Portfolio), R. B. (Guy) Davidson III, Wayne Godlin and Terrance T. Hults. The investment professionals with the most significant responsibility for the day-to-day management of the Tax-Aware Portfolio's portfolio are: Mr. Davidson, Mr. Hults, Jon P. Denfeld and Shawn E. Keegan. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Funds' Prospectus.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges(2) of the Portfolios' equity securities owned directly or beneficially by the Portfolios' portfolio managers as of October 31, 2014 for the High Income Municipal Portfolio and the New York Portfolio are set forth below. The Portfolios' portfolio managers did not directly or beneficially own equity securities in any of the other Portfolios as of October 31, 2014 and September 30, 2014, as applicable.


--------
(2) The ranges presented include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").



                        HIGH INCOME MUNICIPAL PORTFOLIO
                        -------------------------------


Michael G. Brooks                                         None
Fred S. Cohen                                             None
R. B. (Guy) Davidson, III                         $500,001-$1,000,000
Wayne Godlin                                              None
Terrance T. Hults                                   $10,001-$50,000


                               NEW YORK PORTFOLIO
                               ------------------

Michael G. Brooks                                             None
Fred S. Cohen                                                 None
R. B. (Guy) Davidson, III                                     None
Wayne Godlin                                                  None
Terrance T. Hults                                       $10,001-$50,000


            As of September 30, 2014 and October 31, 2014, employees of the Adviser had approximately $81,687,722, and $82,858,486, respectively, invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Portfolios), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2014 with regard to the National, High Income, California, New York and Tax-Aware Portfolios, and as of September 30, 2014 with regard to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios.


- National Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                         Total        Total         Registered     of Registered
                         Number of    Assets of     Investment     Investment
                         Registered   Registered    Companies      Companies
                         Investment   Investment    Managed with   Managed with
                         Companies    Companies     Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              28      $15,818,000,000    None            None
Fred S. Cohen               28      $15,818,000,000    None            None
R. B. (Guy) Davidson III    28      $15,818,000,000    None            None
Wayne Godlin                28      $15,818,000,000    None            None
Terrance T. Hults           28      $15,818,000,000    None            None


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                         Total        Total         Registered     of Registered
                         Number of    Assets of     Investment     Investment
                         Registered   Registered    Companies      Companies
                         Investment   Investment    Managed with   Managed with
                         Companies    Companies     Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              28     $14,900,000,000    None            None
R. B. (Guy) Davidson III    28     $14,900,000,000    None            None
Wayne Godlin                28     $14,900,000,000    None            None
Terrance T. Hults           28     $14,900,000,000    None            None


- California Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                         Total        Total         Registered     of Registered
                         Number of    Assets of     Investment     Investment
                         Registered   Registered    Companies      Companies
                         Investment   Investment    Managed with   Managed with
                         Companies    Companies     Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              28      $16,649,000,000     None          None
Fred S. Cohen               28      $16,649,000,000     None          None
R. B. (Guy) Davidson III    28      $16,649,000,000     None          None
Wayne Godlin                28      $16,649,000,000     None          None
Terrance T. Hults           28      $16,649,000,000     None          None


- New York Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                         Total        Total         Registered     of Registered
                         Number of    Assets of     Investment     Investment
                         Registered   Registered    Companies      Companies
                         Investment   Investment    Managed with   Managed with
                         Companies    Companies     Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              28      $16,255,000,000     None          None
Fred S. Cohen               28      $16,255,000,000     None          None
R. B. (Guy) Davidson III    28      $16,255,000,000     None          None
Wayne Godlin                28      $16,255,000,000     None          None
Terrance T. Hults           28      $16,255,000,000     None          None


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                           Total        Total        of Other       of Other
                           Number       Assets       Pooled         Pooled
                           of Other     of Other     Investment     Investment
                           Pooled       Pooled       Vehicles       Vehicles
                           Investment   Investment   Managed with   Managed with
                           Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager          Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks               12       $882,000,000     None           None
R. B. (Guy) Davidson III     12       $882,000,000     None           None
Wayne Godlin                 12       $882,000,000     None           None
Terrance T. Hults            12       $882,000,000     None           None


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS(3)

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total       Total         of Other       of Other
                          Number      Assets        Accounts       Accounts
                          of Other    of Other      Managed with   Managed with
                          Accounts    Accounts      Performance-   Performance-
Portfolio Manager         Managed     Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              1,593   $11,426,000,000     3         $339,000,000
R. B. (Guy) Davidson III    1,593   $11,426,000,000     3         $339,000,000
Wayne Godlin                1,593   $11,426,000,000     3         $339,000,000
Terrance T. Hults           1,593   $11,426,000,000     3         $339,000,000


--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- California, New York and National Portfolios

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                           Total        Total        of Other       of Other
                           Number       Assets       Pooled         Pooled
                           of Other     of Other     Investment     Investment
                           Pooled       Pooled       Vehicles       Vehicles
                           Investment   Investment   Managed with   Managed with
                           Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager          Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              12        $882,000,000     None             None
Fred S. Cohen               12        $882,000,000     None             None
R. B. (Guy) Davidson III    12        $882,000,000     None             None
Wayne Godlin                12        $882,000,000     None             None
Terrance T. Hults           12        $882,000,000     None             None


- California, New York and National Portfolios

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS(4)

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total       Total         of Other       of Other
                          Number      Assets        Accounts       Accounts
                          of Other    of Other      Managed with   Managed with
                          Accounts    Accounts      Performance-   Performance-
Portfolio Manager         Managed     Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks            1,593   $11,426,000,000     3            $339,000,000
Fred S. Cohen             1,593   $11,426,000,000     3            $339,000,000
R. B. (Guy) Davidson III  1,593   $11,426,000,000     3            $339,000,000
Wayne Godlin              1,593   $11,426,000,000     3            $339,000,000
Terrance T. Hults         1,593   $11,426,000,000     3            $339,000,000


--------

(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- Arizona Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks               30      $9,394,000,000    None          None
Fred S. Cohen                30      $9,394,000,000    None          None
R. B. (Guy) Davidson III     30      $9,394,000,000    None          None
Wayne Godlin                 30      $9,394,000,000    None          None
Terrance T. Hults            30      $9,394,000,000    None          None


- Massachusetts Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks               33     $18,674,000,000     None           None
Fred S. Cohen                33     $18,674,000,000     None           None
R. B. (Guy) Davidson III     33     $18,674,000,000     None           None
Wayne Godlin                 33     $18,674,000,000     None           None
Terrance T. Hults            33     $18,674,000,000     None           None


- Michigan Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,865,000,000    None           None
Fred S. Cohen               33      $18,865,000,000    None           None
R. B. (Guy) Davidson III    33      $18,865,000,000    None           None
Wayne Godlin                33      $18,865,000,000    None           None
Terrance T. Hults           33      $18,865,000,000    None           None


- Minnesota Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,837,000,000    None           None
Fred S. Cohen               33      $18,837,000,000    None           None
R. B. (Guy) Davidson III    33      $18,837,000,000    None           None
Wayne Godlin                33      $18,837,000,000    None           None
Terrance T. Hults           33      $18,837,000,000    None           None


- New Jersey Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,793,000,000    None           None
Fred S. Cohen               33      $18,793,000,000    None           None
R. B. (Guy) Davidson III    33      $18,793,000,000    None           None
Wayne Godlin                33      $18,793,000,000    None           None
Terrance T. Hults           33      $18,793,000,000    None           None


- Ohio Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,804,000,000    None           None
Fred S. Cohen               33      $18,804,000,000    None           None
R. B. (Guy) Davidson III    33      $18,804,000,000    None           None
Wayne Godlin                33      $18,804,000,000    None           None
Terrance T. Hults           33      $18,804,000,000    None           None


- Pennsylvania Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,818,000,000    None           None
Fred S. Cohen               33      $18,818,000,000    None           None
R. B. (Guy) Davidson III    33      $18,818,000,000    None           None
Wayne Godlin                33      $18,818,000,000    None           None
Terrance T. Hults           33      $18,818,000,000    None           None


- Virginia Portfolio

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              33      $18,694,000,000    None           None
Fred S. Cohen               33      $18,694,000,000    None           None
R. B. (Guy) Davidson III    33      $18,694,000,000    None           None
Wayne Godlin                33      $18,694,000,000    None           None
Terrance T. Hults           33      $18,694,000,000    None           None


- All Portfolios of Fund II

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                           Total        Total        of Other       of Other
                           Number       Assets       Pooled         Pooled
                           of Other     of Other     Investment     Investment
                           Pooled       Pooled       Vehicles       Vehicles
                           Investment   Investment   Managed with   Managed with
                           Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager          Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks              12        $824,000,000     None             None
Fred S. Cohen               12        $824,000,000     None             None
R. B. (Guy) Davidson III    12        $824,000,000     None             None
Wayne Godlin                12        $824,000,000     None             None
Terrance T. Hults           12        $824,000,000     None             None



- All Portfolios of Fund II

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS(5)

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total       Total         of Other       of Other
                          Number      Assets        Accounts       Accounts
                          of Other    of Other      Managed with   Managed with
                          Accounts    Accounts      Performance-   Performance-
Portfolio Manager         Managed     Managed       based Fees     based Fees
--------------------------------------------------------------------------------


Michael Brooks            1,592   $11,319,000,000     3            $348,000,000
Fred S. Cohen             1,592   $11,319,000,000     3            $348,000,000
R. B. (Guy) Davidson III  1,592   $11,319,000,000     3            $348,000,000
Wayne Godlin              1,592   $11,319,000,000     3            $348,000,000
Terrance T. Hults         1,592   $11,319,000,000     3            $348,000,000


--------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.



- Tax-Aware Portfolio


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                          Total        Total        Registered     of Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------

R. B. (Guy) Davidson III    28      $16,767,000,000    None           None
Jon P. Denfeld              36      $ 8,323,000,000    None           None
Terrance T. Hults           28      $16,767,000,000    None           None
Shawn E. Keegan              2      $   332,000,000    None           None



--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                           Total        Total        of Other       of Other
                           Number       Assets       Pooled         Pooled
                           of Other     of Other     Investment     Investment
                           Pooled       Pooled       Vehicles       Vehicles
                           Investment   Investment   Managed with   Managed with
                           Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager          Managed      Managed      based Fees     based Fees
--------------------------------------------------------------------------------

R. B. (Guy) Davidson III    12      $   882,000,000      None            None
Jon P. Denfeld              29      $   899,000,000      None            None
Terrance T. Hults           12      $   882,000,000      None            None
Shawn E. Keegan             13      $16,482,000,000      None            None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total       Total         of Other       of Other
                          Number      Assets        Accounts       Accounts
                          of Other    of Other      Managed with   Managed with
                          Accounts    Accounts      Performance-   Performance-
Portfolio Manager         Managed     Managed       based Fees     based Fees
--------------------------------------------------------------------------------

R. B. (Guy) Davidson III   1,593    $11,426,000,000    3           $339,000,000
Jon P. Denfeld               119    $11,203,000,000    1           $391,000,000
Terrance T. Hults          1,593    $11,426,000,000    3           $339,000,000
Shawn E. Keegan              119    $11,203,000,000    1           $391,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and that investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreements
--------------------------------


            Each Fund has entered into a Distribution Services Agreement ("Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B, Class C shares and Class 1 shares, as applicable, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Rule 12b-1 Plan").


            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Rule 12b-1 Plan continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors and by a majority of the Directors who are not parties to the Agreements or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto ("Qualified Directors"). Most recently, continuance of the Agreements was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of Qualified Directors at their meetings held on November 4-6, 2014.

            All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of a Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days' written notice except that a Portfolio may terminate the Rule 12b-1 Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C or Class 1 shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares, Class C shares and Class 1 shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B, Class C and Class 1 shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI's compensation with respect to Class B, Class C and Class 1 shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C and Class 1 shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.

            Pursuant to the Plan, each class of each Portfolio pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.30% of a Portfolio's aggregate average daily net assets attributable to the Class A shares and 1.00% of a Portfolio's aggregate average daily net assets attributable to the Class B shares and Class C shares to compensate ABI for distribution expenses. For Class A shares, the Board currently limits the distribution services fee to 0.25%. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate daily net assets of a Portfolio attributable to each of the Class A, Class B and Class C shares constitutes a service fee that ABI will use for personal services and/or the maintenance of shareholder accounts.

            During the fiscal year ended October 31, 2014, for the National, High Income, New York, California and Tax-Aware Portfolios, and during the fiscal year ended September 30, 2014, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                 Percentage Per
                       Distribution Services     Annum of the Aggregate
                       Fees for Expenditures     Average Daily Net Assets
Portfolio              Payable to ABI            Attributable to Class A Shares*
---------              ----------------------    -------------------------------


National                 $1,857,569                      0.30%
High Income              $1,811,042                      0.30%
New York                 $1,314,673                      0.30%
California               $1,335,686                      0.30%
Arizona                  $  331,181                      0.30%
Massachusetts            $  591,210                      0.30%
Michigan                 $  129,081                      0.30%
Minnesota                $  206,297                      0.30%
New Jersey               $  310,992                      0.30%
Ohio                     $  277,815                      0.30%
Pennsylvania             $  250,311                      0.30%
Virginia                 $  521,037                      0.30%
Tax-Aware                $    1,610                      0.30%


--------
* The Board has limited the distribution services fee for Class A shares to 0.25% beginning in February 2015.


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

--------


Category                  National        High Income    New York      California   Arizona      Massachusetts   Michigan
of Expense                Portfolio       Portfolio      Portfolio     Portfolio    Portfolio    Portfolio       Portfolio
-------------             -----------     -----------    ---------     ----------   ---------    -------------   -----------


Advertising/
Marketing                 $    8,428      $    8,284     $    5,882   $    5,981   $  1,590      $  2,853        $    624

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders              $    1,427      $    1,299     $      998   $    1,027   $    250      $    452        $     97

Compensation to
Underwriters              $  225,144      $  223,411     $  159,495   $  162,069   $ 39,971      $ 71,500        $ 15,694

Compensation to
Dealers                   $2,000,218      $2,890,913     $1,423,215   $1,332,638   $347,444      $606,752        $127,210

Compensation to Sales
Personnel                 $   76,203      $  271,383     $   40,717   $   14,604   $  5,485      $ 30,273        $  1,144

Interest, Carrying or
Other Financing
Charges                   $        0      $        0     $        0   $        0   $      0      $      0        $      0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                 $  275,695      $  269,471     $  195,409   $  198,497   $ 48,006      $ 85,768        $ 18,668

Totals                    $2,587,115      $3,664,761     $1,825,716   $1,714,816   $442,746      $797,598        $163,437





                                Minnesota      New Jersey     Ohio           Pennsylvania     Virginia      Tax-Aware
Category of Expense             Portfolio      Portfolio      Portfolio      Portfolio        Portfolio     Portfolio
-------------------             ---------      ----------     ---------      ------------     ---------     ---------


Advertising/ Marketing          $    992       $  1,498       $  1,337       $  1,204         $  2,500      $    4

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders            $    155       $    238       $    212       $    191         $    393      $    0

Compensation to
Underwriters                    $ 24,945       $ 37,670       $ 33,599       $ 30,223         $ 63,034      $  208

Compensation to Dealers         $206,506       $313,958       $288,300       $254,002         $520,487      $2,587

Compensation to Sales
Personnel                       $  7,045       $  9,855       $  6,611       $  4,087         $ 12,593      $  467

Interest, Carrying or Other
Financing Charges               $      0       $      0       $      0       $      0         $      0      $    0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)                       $ 29,936       $ 45,041       $ 40,205       $ 36,297         $ 75,577      $  254

Totals                          $269,579       $408,260       $370,264       $326,004         $674,584      $3,520



            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows for the periods indicated:


                                                 Percentage Per
                       Distribution Services     Annum of the Aggregate
                       Fees for Expenditures     Average Daily Net Assets
Portfolio              Payable to ABI            Attributable to Class B Shares
---------              ----------------------    -------------------------------



National                     $21,779                     1.00%
New York                     $37,491                     1.00%
California                   $ 7,102                     1.00%
Arizona                      $ 6,200                     1.00%
Massachusetts                $10,098                     1.00%
Michigan                     $ 4,081                     1.00%
Minnesota                    $   987                     1.00%
New Jersey                   $ 7,486                     1.00%
Ohio                         $ 4,544                     1.00%
Pennsylvania                 $ 6,197                     1.00%
Virginia                     $ 9,631                     1.00%

            During the fiscal year ended October 31, 2014, for the National, New York, California and Tax-Aware Portfolios, and during the fiscal year ended September 30, 2014, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:



                                National       New York       California     Arizona      Massachusetts
Category of Expense             Portfolio      Portfolio      Portfolio      Portfolio    Portfolio
-------------------             ---------      ---------      ---------      ---------    -------------


Advertising/ Marketing          $   29        $    54        $   10          $   10       $   13

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders            $    5        $    11        $    2          $    2       $    2

Compensation to
Underwriters                    $  796        $ 1,340        $  263          $  223       $  367

Compensation to Dealers         $7,119        $11,576        $2,381          $1,853       $3,829

Compensation to Sales
Personnel                       $   38        $    36        $    9          $    0       $   21

Interest, Carrying or Other
Financing Charges               $    0        $     0        $    0          $    0       $    0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)                       $  962        $ 1,643        $  311          $  269       $  434

Totals                          $8,949        $14,660        $2,976          $2,357       $4,466





                                 Michigan     Minnesota    New Jersey  Ohio        Pennsylvania   Virginia
Category of Expense              Portfolio    Portfolio    Portfolio   Portfolio   Portfolio      Portfolio
-------------------              ---------    ---------    ---------   ---------   -------------  ---------


Advertising/ Marketing           $    6       $  1         $    11     $8          $10            $13

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders             $    0       $  0         $     2     $1          $2             $2

Compensation to
Underwriters                     $  145       $ 37         $   266      $164        $222           $344

Compensation to Dealers          $1,550       $295         $ 1,451      $1,367      $1,945         $3,155

Compensation to Sales
Personnel                        $   11       $  0         $    51      $0          $5             $12

Interest, Carrying or Other
Financing Charges                $    0       $  0         $     0      $0          $0             $0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)                        $  175       $ 42         $   323      $189        $263           $413

Totals                           $1,887       $375         $ 2,104      $1,729      $2,447         $3,939




            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows for the periods indicated:

                                                 Percentage Per
                       Distribution Services     Annum of the Aggregate
                       Fees for Expenditures     Average Daily Net Assets
Portfolio              Payable to ABI            Attributable to Class C Shares
---------              ----------------------    -------------------------------


National                    $1,331,165                    1.00%
High Income                 $2,237,983                    1.00%
New York                    $  745,597                    1.00%
California                  $  834,185                    1.00%
Arizona                     $  268,887                    1.00%
Massachusetts               $  573,534                    1.00%
Michigan                    $  199,314                    1.00%
Minnesota                   $  171,906                    1.00%
New Jersey                  $  304,990                    1.00%
Ohio                        $  331,938                    1.00%
Pennsylvania                $  223,013                    1.00%
Virginia                    $  552,534                    1.00%
Tax-Aware                   $    1,093                    1.00%

            During the fiscal year ended October 31, 2014, for the National, High Income, New York, California and Tax-Aware Portfolios, and during the fiscal year ended September 30, 2014, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:



                                 National      High Income      New York      California    Arizona     Massachusetts
Category of Expense              Portfolio     Portfolio        Portfolio     Portfolio     Portfolio   Portfolio
-------------------              ---------     ---------        ---------     -----------   ----------  -------------


Advertising/ Marketing           $    1,790    $    2,942       $  1,005      $  1,116      $    390    $    831

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other

Than Current Shareholders        $      305    $      471       $    171      $    192      $     63    $    130

Compensation to Underwriters     $   48,519    $   82,257       $ 27,154      $ 30,361      $  9,741    $ 20,805

Compensation to Dealers          $1,352,649    $2,361,562       $760,584      $860,873      $276,344    $568,091

Compensation to Sales
Personnel                        $    6,707    $   67,944       $  3,772      $  2,299      $  1,124    $  2,289

Interest, Carrying or Other
Financing Charges                $        0    $        0       $      0      $      0      $      0    $      0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)                        $   59,317    $  100,350       $ 33,216      $ 37,208      $ 11,670    $ 24,902

Totals                           $1,469,287    $2,615,526       $825,902      $932,049      $299,332    $617,048




                                Michigan       Minnesota      New Jersey     Ohio           Pennsylvania  Virginia     Tax-Aware
Category of Expense             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio    Portfolio
-------------------             ---------      ----------     ---------      ------------   -----------   ---------    ---------


Advertising/
Marketing                        $    291      $    249       $    440       $    476       $    319       $    796    $    1

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                     $     45      $     39       $     70       $     75       $     50       $    126    $    0

Compensation to
Underwriters                     $  7,274      $  6,244       $ 11,068       $ 12,022       $  8,094       $ 20,005    $   41

Compensation to
Dealers                          $216,109      $170,094       $308,081       $345,549       $225,671       $575,486    $3,411

Compensation to
Sales Personnel                  $    470      $    830       $  1,717       $  1,162       $    607       $  3,108    $  312

Interest, Carrying
or Other Financing
Charges                          $      0      $      0       $      0       $      0       $      0       $      0    $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                        $  8,655      $  7,464       $ 13,257       $ 14,405       $  9,705       $ 24,043    $   46

Totals                           $232,844      $184,920       $334,633       $373,689       $244,446       $623,564    $3,811




            During the fiscal year ended October 31, 2014, for the National, High Income, New York, California and Tax-Aware Portfolios, and during the fiscal year ended September 30, 2014, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, unreimbursed distribution expenses incurred and carried over for reimbursement in future years in respect of the Class B and Class C shares, as applicable, of each Portfolio were as follows:



                                      National      High Income    New York     California    Arizona      Massachusetts
Class                                 Portfolio     Portfolio      Portfolio    Portfolio     Portfolio    Portfolio
-----                                 ---------     ------------   ---------    -----------   ---------    -------------


Class B                               $       0     $       0      $      0      $     0      $      0     $      0
(% of the net assets of Class B)              0%            0%            0%           0%            0%           0%

Class C                               $ 138,122     $ 377,543      $ 80,305      $97,864      $ 30,444     $ 43,515
(% of the net assets of Class C)            .11%          .15           .11%         .11%          .12%         .08%






                                      Michigan      Minnesota      New Jersey   Ohio          Pennsylvania   Virginia     Tax-Aware
Class                                 Portfolio     Portfolio      Portfolio    Portfolio     Portfolio      Portfolio    Portfolio
-----                                 ---------     ---------      ---------    ---------     ---------      ---------    ---------
Class B                               $       0     $      0       $      0     $      0      $      0       $      0            --
(% of the net assets of Class B)              0%           0%             0%           0%            0%             0%           --


Class C                               $  33,530     $ 13,014       $ 29,644     $ 41,749      $ 21,433       $ 71,030       $ 2,719
(% of the net assets of Class C)            .18%         .08%           .10%         .13%          .10%           .13%          .74%



Transfer Agency Agreements
--------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

            ABIS receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares, and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended October 31, 2014, with respect to the Fund and the Bond Fund, and September 30, 2014, with respect to the Fund II, the Funds paid ABIS $445,904 and $195,327, respectively, under the transfer agency agreements.





            Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios".


            Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund; (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


General
-------


            Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Only the Fund's Portfolios offer Advisor Class shares and the High Income Portfolio does not offer Class B shares.


            Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Portfolio Shares
------------------------------------------------

            The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


            Although the Portfolios do not invest in securities of foreign issuers, except for the Tax-Aware Portfolio, such investments may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV, ordinarily at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

            The Portfolios may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios' ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


            o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire those shares, including through an exchange.


            The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV per share is computed as of the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


            The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Portfolio Closing Time are priced at the NAV computed as of the Portfolio Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the next business day.


            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from affiliates in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Portfolio Closing Time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Portfolio Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time on such following business day.


            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue share certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent.


            Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of CDSC and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Class A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------


            During the Fund's fiscal years ended October 31, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $1,504,387, $1,153,802 and $429,188, respectively. Of these amounts, ABI received the amounts of $1,659, $3,215 and $0, respectively, for the National Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the High Income Portfolio were $3,114,571, $2,562,294 and $2,012,046, respectively. Of these amounts, ABI received amounts of $0, $7,263 and $0, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the New York Portfolio were $1,454,296, $840,255 and $373,344, respectively. Of these amounts, ABI received the amounts of $0, $16 and $0, respectively, for the New York Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the California Portfolio were $356,758, $311,166 and $28,793, respectively. Of these amounts, ABI received the amounts of $109, $310 and $0, respectively, for the California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Minnesota Portfolio were $99,485, $100,686 and $32,085, respectively. Of these amounts, ABI received the amounts of $246, $161 and $56, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the New Jersey Portfolio were $115,799, $110,190 and $34,748, respectively. Of these amounts, ABI received the amounts of $0, $0 and $182, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Ohio Portfolio were $132,670, $114,761 and $42,910, respectively. Of these amounts, ABI received the amounts of $0, $260 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Pennsylvania Portfolio were $96,702, $69,825 and $33,254, respectively. Of these amounts, ABI received the amounts of $0, $78 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Michigan Portfolio were $130,211, $88,482 and $11,205, respectively. Of these amounts, ABI received the amounts of $0, $0 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Massachusetts Portfolio were $288,206, $365,343 and $164,699, respectively. Of these amounts, ABI received the amounts of $520, $138 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Virginia Portfolio were $419,337, $237,005 and $66,394, respectively. Of these amounts, ABI received the amounts of $377, $588 and $54, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2012, 2013 and 2014, the aggregate amounts of underwriting commission payable with respect to shares of the Arizona Portfolio were $160,319, $129,220 and $53,330, respectively. Of these amounts, ABI received the amounts of $0, $110 and $30, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Bond Fund's fiscal year ended October 31, 2014, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Aware Portfolio was $7,723. Of this amount, ABI received $0, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).


            The following table shows the CDSCs received by ABI from each share class during the Portfolios' last three fiscal years or since inception.

                                Amounts          Amounts         Amounts
Fiscal Year                     ABI Received     ABI Received    ABI Received
Ended                           In CDSCs From    In CDSCs From   In CDSCs From
September 30   Portfolio        Class A Shares   Class B Shares  Class C Shares
------------   ---------        --------------   --------------  ---------------



2014           National         $  12,238        $   200          $14,886
2013                              109,591            663           29,553
2012                               23,011          1,199            8,018


2014           High Income      $  79,584            N/A           $62,053
2013                              153,166            N/A            87,962
2012                               18,873            N/A            23,228


2014           California       $   6,786        $     0           $ 1,701
2013                                2,646             95             7,777
2012                                  981            389             5,025


2014           New York         $  60,639        $   490           $ 4,998
2013                               62,284          1,632            30,401
2012                               14,409            871             9,108


2014           Minnesota        $  11,980        $     0           $ 3,559
2013                                2,270              0             7,984
2012                                    0              0             2,157


2014           New Jersey       $       0        $ 1,065           $ 5,025
2013                                   63             59             2,473
2012                                  196            566               773


2014           Ohio             $     144        $   121           $ 1,582
2013                                    0              0             4,420
2012                                    0             17             3,061


2014           Pennsylvania     $       0        $   105           $   412
2013                                9,305             54             4,706
2012                                    0              0               438


2014           Michigan         $       0        $     0           $ 2,395
2013                                    0             22             3,063
2012                                    0            279             2,394


2014           Massachusetts    $  55,241        $   214           $ 7,897
2013                               25,337              1            14,094
2012                                    0            130             8,047


2014           Virginia         $       0        $     0           $ 1,191
2013                               31,492            138             9,759
2012                                    0            278             2,902


2014           Arizona          $     600        $    48           $ 5,175
2013                                    0            538             3,477
2012                                5,250            924             1,659

2014           Tax-Aware        $       0            N/A           $    10


Class A Shares
--------------


            The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.


                                  Sales Charge
                                  ------------

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                 3.09%             3.00%              3.00%
$100,000 up to $250,000        2.04              2.00               2.00
$250,000 up to $500,000        1.01              1.00               1.00
$500,000 and above             0.00              0.00               0.00


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature".


            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and


            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.


Class B Shares
--------------


            Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued
(i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

            Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.


            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.


            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $500,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                             Contingent Deferred Sales
                                             Charge for the Portfolios
Year Since Purchase                  as a % of Dollar Amount Subject to Charge
-------------------                  -----------------------------------------

First                                              3.00%
Second                                             2.00%
Third                                              1.00%
Fourth                                              None


            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of CollegeBoundfund units.


            Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code, as amended, (the "Code") and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative,
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trust granter, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


Advisor Class Shares
--------------------


            Advisor Class shares of the New York, California, National and Tax-Aware Portfolios may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C or Class 1 shares.


Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.


            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class 1 Shares. Class 1 shares are offered only to Bernstein Clients. Class 1 shares incur a .25% distribution services fee and thus have a lower expense ratio and pay correspondingly higher dividends than Class A and Class C shares.

            Class 2 Shares. Class 2 shares are offered only to institutional clients of the Adviser and Bernstein Clients who meet certain minimum requirements for assets under management with Bernstein after giving effect to their investment in the Tax-Aware Portfolio. Class 2 shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C and Class 1 shares.


            Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------


            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.



            Currently, the AB Mutual Funds include:

AB Blended Style Series, Inc.
     -AB 2000 Retirement Strategy
     -AB 2005 Retirement Strategy
     -AB 2010 Retirement Strategy
     -AB 2015 Retirement Strategy
     -AB 2020 Retirement Strategy
     -AB 2025 Retirement Strategy
     -AB 2030 Retirement Strategy
     -AB 2035 Retirement Strategy
     -AB 2040 Retirement Strategy
     -AB 2045 Retirement Strategy
     -AB 2050 Retirement Strategy
     -AB 2055 Retirement Strategy
AB Bond Fund, Inc.
     -AB All Market Real Return Portfolio
     -AB Bond Inflation Strategy
     -AB Credit Long/Short Portfolio
     -AB Government Reserves Portfolio
     -AB High Yield Portfolio
     -AB Intermediate Bond Portfolio
     -AB Limited Duration High Income Portfolio
     -AB Municipal Bond Inflation Strategy
     -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
     -AB All Market Growth Portfolio
     -AB All Market Income Portfolio
     -AB Concentrated Growth Fund
     -AB Emerging Markets Multi-Asset Portfolio
     -AB Emerging Markets Growth Portfolio
     -AB Global Core Equity Portfolio
     -AB Long/Short Multi-Manager Fund
     -AB Market Neutral Strategy - U.S.
     -AB Multi-Manager Alternative Strategies Fund
     -AB Multi-Manager Select 2010 Portfolio
     -AB Multi-Manager Select 2015 Portfolio
     -AB Multi-Manager Select 2020 Portfolio
     -AB Multi-Manager Select 2025 Portfolio
     -AB Multi-Manager Select 2030 Portfolio
     -AB Multi-Manager Select 2035 Portfolio
     -AB Multi-Manager Select 2040 Portfolio
     -AB Multi-Manager Select 2045 Portfolio
     -AB Multi-Manager Select 2050 Portfolio
     -AB Multi-Manager Select 2055 Portfolio
     -AB Multi-Manager Select Retirement Allocation Fund
     -AB Select US Equity Portfolio
     -AB Select US Long/Short Portfolio
     -AB Small Cap Growth Portfolio
     -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Exchange Reserves
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
     -California Portfolio
     -High Income Municipal Portfolio
     -National Portfolio
     -New York Portfolio
AB Municipal Income Fund II
     -Arizona Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AB Trust
     -AB Discovery Value Fund
     -AB International Value Fund
     -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
     -AB Balanced Wealth Strategy
     -AB Conservative Wealth Strategy
     -AB Growth Fund
     -AB Tax-Managed Balanced Wealth Strategy
     -AB Tax-Managed Conservative Wealth Strategy
     -AB Tax-Managed Wealth Appreciation Strategy
     -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
     - Intermediate California Municipal Portfolio
     - Intermediate Diversified Municipal Portfolio
     - Intermediate New York Municipal Portfolio
     - International Portfolio
     - Short Duration Portfolio
     - Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.ABglobal.com.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;


            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner or child under the age of 21 is the participant; and


            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


            The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Portfolio or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).


            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.


            Dividend Reinvestment Program. Under a Portfolio's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

            (b) your checks remain uncashed for nine months.

            Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

            Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

            For 2015, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million, for distribution services and education support related to the AB Mutual Funds. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and education support related to the AB Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreements" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.


            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Commonwealth Financial Network
            Donegal Securities
            JP Morgan Securities
            Lincoln Financial Advisors Corp.
            Lincoln Financial Securities Corp.
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Northwestern Mutual Investment Services
            PNC Investments
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            Santander Securities
            UBS Financial Services
            US Bancorp Investments
            Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.


            Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


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                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on the Portfolios' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption
----------

            Subject only to the limitations described below, the Funds' Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

            Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Portfolio Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


            Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.


            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believe to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Portfolio may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time on the Exchange on any day will be executed at the NAV determined as of the Portfolio Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

Account Closure
---------------

            Each Portfolio reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------


            You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Adviser) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Fund for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Portfolio for Advisor Class shares or Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AB Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.


            Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day. Telephone requests for exchange received before the Portfolio Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.


            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.


Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036 as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
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Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Mutual Fund Application to authorize the Funds to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Funds by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Funds and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                                NET ASSET VALUE

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            The NAV of each Portfolio is calculated on each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:



            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor;

            (n) forward and spot currency pricing is provided by an independent vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) short-term securities held in money market funds: the valuation of securities held in AB's money market funds is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The Adviser also determines the net asset value of each money market fund based upon money market prices provided by an independent pricing vendor on a daily basis. This allows the Adviser to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

            (q) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AllianceBernstein Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.

            (r) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (s) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (t) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

            (u) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            Each Portfolio values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Boards. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Boards have delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Boards, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values each Portfolio's assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.


            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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General
-------

            Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Portfolio's taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.


            Substantially all of the dividends paid by the Portfolios (other than the Tax-Aware Portfolio) are anticipated to be exempt from federal income taxes. In the case of the Tax-Aware Portfolio, a substantial portion of its dividends are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.


            Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

            If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

            Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to OTC options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero-coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero-coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

            New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities or U.S. Government Securities. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporate tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

            Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. Government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

            Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

            Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gain distributions, are subject to Michigan income taxes.


            Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota AMT on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.


            New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

            Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio corporate franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

            Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax (scheduled to expire on December 31, 2015).


            Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Boards, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            Most transactions for the Portfolios, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

            No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.


            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impractical to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with the Portfolio.


            Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the officers of the Funds or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.


            The Portfolios did not pay any brokerage commissions for the past three fiscal years.

            The Portfolios may, from time to time, place orders for the purchase or sale of securities with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Portfolios paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.


Disclosure of Portfolio Holdings
--------------------------------

            The Funds believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.


            Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABglobal.com). The Adviser generally posts on the website a complete schedule of the Portfolios' securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolios hold, a summary of the Portfolios' top ten holdings (including name and the percentage of each Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Funds' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


            The Adviser has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds' Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio's portfolio holdings: (i) the Funds' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds' custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

            Municipal Income Fund
            ---------------------


            The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc. Effective January 20, 2015, the Fund changed its name from AllianceBernstein Municipal Income Fund, Inc. to AB Municipal Income Fund, Inc.


            All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the SEC, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

            Municipal Income Fund II
            ------------------------

            The Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II. Effective January 20, 2015, the Fund II changed its name from AllianceBernstein Municipal Income Fund II to AB Municipal Income Fund II.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.


            Bond Fund
            ---------

            The Bond Fund is a Maryland corporation organized in 1973 under the name Alliance Bond Fund, Inc. The Bond Fund's name became AllianceBernstein Bond Fund, Inc. on March 31, 2003. The Tax-Aware Portfolio was organized in 2013 as a series of the Bond Fund under the name AllianceBernstein Tax-Aware Fixed Income Portfolio. Effective January 20, 2015, the Bond Fund changed its name from AllianceBernstein Bond Fund Inc. to AB Bond Fund, Inc.

            All Funds
            ---------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

            The Boards are authorized to issue and sell shares of a Portfolio and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.


Principal Holders
-----------------


            The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 9, 2015.


                                                     NO. OF SHARES     % OF
NAME AND ADDRESS                                     OF CLASS          CLASS
----------------                                     --------------    --------



NATIONAL PORTFOLIO
------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           4,813,700             8.64%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          5,437,237             9.76%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                5,161,669             9.27%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                3,765,137             6.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           4,740,376             8.51%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             4,702,042             8.44%

CLASS B SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              18,051            11.48%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                 7,927             5.04%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             13,536             8.61%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   31,136            19.80%

Oppenheimer & Co. Inc.
FBO Matthew J. O'Connell &
Jacqueline G. O'Connell TTEE
O'Connell Joint Revocable Trust
U/A/DTD 6/29/2009
4431 Chula Vista                                         9,791             6.23%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              25,034            15.92%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,501,510            11.85%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          3,385,368            26.72%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,408,154            11.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,175,187             9.28%

Raymond James
Omnibus For Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          690,005             5.45%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             1,060,195             8.37%

ADVISOR CLASS SHARES:
--------------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         1,582,333             6.53%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,418,596             5.86%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          2,879,196            11.88%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                3,176,670            13.11%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        7,269,397            30.00%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             5,920,002            24.44%

HIGH INCOME PORTFOLIO
---------------------

CLASS A SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           7,048,441            12.78%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          9,308,572            16.88%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                9,925,409            18.00%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                3,153,606             5.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           7,315,211            13.27%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             5,580,770            10.12%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           4,648,861            20.62%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          5,546,175            24.60%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                4,779,104            21.20%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                          1,287,849             5.71%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        1,166,490             5.17%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             1,737,443             7.71%

ADVISOR CLASS SHARES:
--------------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         6,293,107             7.57%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           5,265,855             6.34%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                         20,462,486            24.62%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                7,971,434             9.59%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             9,081,373            10.93%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             6,443,034            14.80%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             2,787,267             6.40%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                               2,683,897             6.16%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                6,730,875            15.46%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           9,336,822            21.44%

CLASS B SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                24,295            10.41%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                26,900            11.53%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             23,962            10.27%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   30,649            13.14%

Vitzeslav R. Rafaelov &
Yori Rafaelov JTWROS
242 East 7th Street
Brooklyn, NY  11218-2611                                37,969            16.27%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             648,110             8.93%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             1,640,929            22.60%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            962,441            13.26%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  461,196             6.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,899,760            26.16%

ADVISOR CLASS SHARES:
--------------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             203,947             9.85%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               193,101             9.33%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            457,785            22.11%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  504,108            24.35%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             292,663            14.13%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               285,961            13.81%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           6,242,981            16.15%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          5,575,505            14.42%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                4,930,490            12.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           3,813,039             9.86%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             2,011,177             5.20%

CLASS B SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                               3,179             7.72%

John and Josephine Tuberosi
Family Trust
UA DTD 07/15/1994
2035 Upland Street
Rancho Palos Verdes, CA 90275-1121                       2,457             5.97%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                 7,146            17.35%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   13,492            32.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ  07310                                   6,071            14.74%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             731,931             9.98%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          2,038,505            27.79%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,385,692            18.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             785,993            10.72%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               492,758             6.72%

ADVISOR CLASS SHARES:
---------------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             642,955            15.24%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               255,090             6.05%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,047,076            24.83%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,402,772            33.26%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               488,568            11.58%

ARIZONA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Edward D. Jones & Co.
For the Benefit of Customers
12555 Manchester Road
Saint Louis, MO  63131-3729                            609,688             6.25%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,550,128            15.88%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             2,265,454            23.21%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            918,887             9.41%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  509,473             5.22%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             974,306             9.98%

CLASS B SHARES:
---------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                41,157            83.12%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                 2,638             5.33%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               3,432             6.93%

CLASS C SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            374,473            16.39%

JPMorgan Clearing Corp. Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               277,521            12.15%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               119,975             5.25%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            286,923            12.56%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  293,799            12.86%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          133,498             5.84%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund OPS Manager
510 Marquette Ave. S
Minneapolis, MN  55402-1110                            114,270             5.00%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          2,358,949            13.79%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,249,278             7.30%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                5,406,553            31.61%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,189,305             6.95%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ  07086-6761                            1,102,876             6.45%

CLASS B SHARES:
--------------

Dena Enos and Ryan D. Enos JT
114 Trowbridge St., Unit 2
Cambridge, MA  02138-3102                                4,541             7.85%

Jeffrey P. O'Connor
140 Elm St.
W. Springfield, MA  01089-2708                           3,896             6.74%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             21,764            37.64%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                    7,882            13.63%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   13,019            22.51%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               5,542             9.58%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,028,006            21.54%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  253,354             5.31%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  958,040            20.08%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             465,546             9.76%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
---------------

Edward D. Jones & Co.
For the Benefit of Customers
12555 Manchester Rd.
Saint Louis, MO  63131-3729                            294,188             7.78%

First Clearing, LLC
Special Custody Account for the Exclusive Benefit
of Customer
2801 Market St.
Saint Louis, MO  63103-2523                            429,109            11.35%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               342,913             9.07%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               192,150             5.08%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            248,497             6.57%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  247,289             6.54%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             498,800            12.95%

CLASS B SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                 2,527             6.96%

Leslie W. Neinas TTEE
Linda C. Luke TTEE
Neinas Fam. Rev. Liv. Tr.
UA DTD 11/05/2004
47762 N. Shore Dr.
Belleville, MI 48111-2231                               17,029            46.90%

Michael C. Chapman &
Shannon C. Chapman JTWROS
2634 Thistlewood Dr.
Howell, MI  48843-7275                                   2,060             5.67%

Michael B. Maxwell &
Ruth A. Maxwell
JTWROS TOD/DE
2273 Tamara Rd., NW
Kalkaska, MI 49646-8941                                  3,869            10.65%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                              3,066             8.44%

Rita M. Atkinson TOD
Ann M. Wolfis
Subject to STA TOD Rules
8751 E. De. Ave.
Richland, MI  49083-9694                                 2,142             5.90%

CLASS C SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               151,723             8.26%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            240,836            13.11%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                 101,920             5.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             126,191             6.87%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          240,941            13.12%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               111,205             6.05%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                           336,269             5.06%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            528,814             7.96%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,287,094            19.38%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          356,144             5.36%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund Operations Manager
60 S. 6th St., MSC P08
Minneapolis, MN  55402-4413                            436,555             6.57%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               671,386            10.11%

CLASS B SHARES:
--------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                             2,947            33.63%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                                449             5.13%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                    4,636            52.91%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                                  457             5.22%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            214,326            13.91%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            104,081             6.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  127,216             8.26%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             161,259            10.47%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                           84,572             5.49%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
Minneapolis, MN 55402-1110                             104,668             6.80%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                              180,969            11.75%

NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          1,054,769            10.29%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               519,433             5.07%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,043,967            10.19%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  966,125             9.43%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                1,816,275            17.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             728,430             7.11%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                              677,851             6.61%

CLASS B SHARES:
---------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            10,863            22.75%

Elizabeth J. Barrett
783 Hartwell St.
Teaneck, NJ  07666-5310                                  2,436             5.10%

Patricia Barrett
131 East Magnolia Ave.
Maywood, NJ 07607-1945                                  10,489            21.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              15,166            31.76%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            750,847            24.70%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               283,554             9.33%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            782,686            25.75%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  260,307             8.56%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  189,032             6.22%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             204,431             6.72%

OHIO PORTFOLIO
--------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          1,205,919            13.66%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               620,201             7.02%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                              644,692             7.30%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            628,186             7.11%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  653,487             7.40%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  784,868             8.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,137,562            12.88%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                              587,518             6.65%

CLASS B SHARES:
--------------

Dorothy M. Sprauer TTEE
FBO Dorothy M. Sprauer Rev. Liv. Trust.
U/A DTD 08/04/2000
6200 Flemington Rd.
Dayton, OH  45459-1906                                   1,367             6.48%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                 8,895            42.16%

John B. Streicher TOD/DE
494 Coachman Ct.
Cincinnati, OH  45238-5114                               2,924            13.86%

Marsha I. Grigsby
5829 Oldensburgh Way
Dublin, OH  43016-3274                                   3,294            15.61%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                    1,619             7.67%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                    1,115             5.29%

CLASS C SHARES:
---------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                           221,451             7.00%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            446,694            14.11%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            551,512            17.43%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  181,282             5.73%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             266,119             8.41%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               565,123            17.86%

PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            510,564           6.46%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             871,435          11.03%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                408,453           5.17%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   508,939           6.44%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                 1,514,886          19.18%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              652,505           8.26%

CLASS B SHARES:

Ann C. Kindig TOD
Robert A. Kindig
Subject to STA TOD Rules
1064 Browersox Rd.
Middlesburg, PA  17842                                    1,691           5.18%

Carolyn A. Walker &
Stephen E. Walker JTWROS
41 Kensington Dr.
Camp Hill, PA  17011-7911                                 2,169           6.65%

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                              3,005           9.21%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               3,004           9.21%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               4,192          12.85%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                     3,601          11.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                3,881          11.90%

CLASS C SHARES:

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            110,053           5.21%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             721,727          34.14%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             394,295          18.65%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   149,173          7.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              132,305           6.26%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          2,102,113            13.49%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             1,277,674             8.20%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          3,226,950            20.71%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,125,707             7.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  933,052             5.99%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             952,082             6.11%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ  07086-6761                              912,956             5.86%

CLASS B SHARES:
--------------

Connie D. Cronin
PSC 276 Box 115
APO AP 96548-0002                                        3,613             6.01%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             12,747            21.19%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                12,734            21.17%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   15,030            24.99%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            754,929            15.22%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,706,152             34.40

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  559,180            11.28%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  340,216             6.86%

TAX-AWARE PORTFOLIO
-------------------

CLASS A SHARES
--------------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza III, 3rd Floor
Jersey City, NJ  07311                                 155,702            87.91%

The Sienkiewicz Childrens Irrevocable Trust
U/A DTD 09/07/2011
Eric J. Sienkiewicz TTEE
41733 Standish Dr.
Clinton Township, MI  48038-5204                         9,569             5.40%

CLASS C SHARES
--------------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   30,774            92.62%

ADVISOR CLASS SHARES
--------------------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains, NY  10601-1712                           902,604            67.13%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               134,168             9.98%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             143,215            10.65%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  155,655            11.58%



Custodian and Accounting Agent
------------------------------


            State Street Bank and Trust Company ("State Street), 1 Iron Street, Boston, Massachusetts 02210, acts as custodian for the securities and cash of the Funds but plays no part in deciding the purchase or sale of portfolio securities. Subject to the oversight of the Bond Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Tax-Aware Portfolio's foreign securities.


Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreements between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------


            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.


Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.


            Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.ABglobal.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------



            The financial statements of AB Municipal Income Fund, Inc. for the fiscal year ended October 31, 2014, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2014, was filed on Form N-CSR with the SEC on January 7, 2015.

            The financial statements of AB Municipal Income Fund II for the fiscal year ended September 30, 2014, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II's annual report. The annual report, dated September 30, 2014, was filed on Form N-CSR with the SEC on December 5, 2014.

            The financial statements of AB Tax-Aware Fixed Income Portfolio for the fiscal period ended October 31, 2014, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2014, was filed on Form N-CSR with the SEC on January 7, 2015.

            The Boards of AB Municipal Income Fund, Inc. and AB Municipal Income Fund II recently approved changes in the fiscal year ends of the Portfolios from October 31 and September 30, respectively, to May 31.

            The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABglobal.com.

--------------------------------------------------------------------------------

                 APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

            The ratings of fixed-income securities by NRSROs including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

            A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

            Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

            The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

            Excerpts from Moody's description of its municipal bond ratings: Aaa
- judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

            Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

            S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
-------------

International Long-Term Credit Ratings
--------------------------------------

Investment Grade
----------------

            AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

            BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

            DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
-------------

International Short-Term Credit Ratings
---------------------------------------

            F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

            F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            D - Default. Denotes actual or imminent payment default.

                 Notes to Long-term and Short-term ratings:

            "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

            'NR' indicates that Fitch does not rate the issuer or issue in question.

            'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

            While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

            For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectus.

--------------------------------------------------------------------------------

                                  APPENDIX B:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

      We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

      This Proxy Voting Policy ("Proxy Voting Policy" or "Policy"), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein's investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently.

      We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.    Research Underpins Decision Making

      As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

      In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

      Research Services

      We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

      Engagement

      In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.    Proxy Voting Guidelines

      Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

      With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

                        3.1 Board and Director Proposals
                            ----------------------------

--------------------------------------------------------------------------------
1. Changes in Board Structure and Amending the Articles of Incorporation     For
--------------------------------------------------------------------------------

      Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

      Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

--------------------------------------------------------------------------------
2. Classified Boards                                                     Against
--------------------------------------------------------------------------------

      A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

--------------------------------------------------------------------------------
3. Director Liability and Indemnification                           Case-by-case
--------------------------------------------------------------------------------

      Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

      We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

--------------------------------------------------------------------------------
4. Disclose CEO Succession Plan (SHP)                                        For
--------------------------------------------------------------------------------

      Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

--------------------------------------------------------------------------------
5. Election of Directors                                                     For
--------------------------------------------------------------------------------

      We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

      We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company's history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

      We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive's pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

      We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

      a.    Controlled Company Exemption                            Case-by-case
            --------------------------------------------------------------------

      Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

      Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company's directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

      b.    Voting for Director Nominees in a Contested Election    Case-by-case
            --------------------------------------------------------------------

      Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

--------------------------------------------------------------------------------
6. Establish Additional Board Committees (SHP)                      Case-by-case
--------------------------------------------------------------------------------

      We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

--------------------------------------------------------------------------------
7. Independent Lead Director (SHP)                                           For
--------------------------------------------------------------------------------

      We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

--------------------------------------------------------------------------------
8. Limit Term of Directorship; Establish Mandatory Retirement       Case-by-case
   Age (SHP)
--------------------------------------------------------------------------------

      These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

      Taking into consideration local market practice, we generally believe that a director's qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company's board or force a director's retirement at a certain age.

--------------------------------------------------------------------------------
9. Majority of Independent(1) Directors (SHP)                                For
--------------------------------------------------------------------------------

      Each company's board of directors has a duty to act in the best interest of the company's shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

--------
(1) For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

--------------------------------------------------------------------------------
10. Majority of Independent Directors on Key Committees (SHP)                For
--------------------------------------------------------------------------------

      In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, we believe that the audit(2), nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

--------
(2) Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

--------------------------------------------------------------------------------
11. Majority Votes for Directors (SHP)                                       For
--------------------------------------------------------------------------------

      We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

      We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

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12. Prohibit CEOs from Serving on Compensation Committees (SHP)          Against
--------------------------------------------------------------------------------

      These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company's compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

--------------------------------------------------------------------------------
13. Removal of Directors Without Cause (SHP)                                 For
--------------------------------------------------------------------------------

      Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon "cause".

      We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as "cause". We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders' best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of "cause" to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

--------------------------------------------------------------------------------
14. Require Independent Board Chairman (SHP)                        Case-by-case
--------------------------------------------------------------------------------

      We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

--------------------------------------------------------------------------------
15. Require Two Candidates for Each Board Seat (SHP)                     Against
--------------------------------------------------------------------------------

      We believe that proposals like these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we oppose them.

--------------------------------------------------------------------------------
16. Stock Ownership Requirement (SHP)                                    Against
--------------------------------------------------------------------------------

      These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

                           3.2 Compensation Proposals
                               ----------------------

--------------------------------------------------------------------------------
17.  Accelerated Vesting of Equity Compensation Awards-Change       Case-by-case
     of Control (SHP)
--------------------------------------------------------------------------------

      We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

--------------------------------------------------------------------------------
18. Adopt Form of Employment Contract (SHP)                         Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

--------------------------------------------------------------------------------
19. Adopt Policies to Prohibit any Death Benefits to Senior              Against
    Executives (SHP)
--------------------------------------------------------------------------------

      We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

--------------------------------------------------------------------------------
20. Advisory Vote to Ratify Directors' Compensation (SHP)           Case-by-case
--------------------------------------------------------------------------------

      Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

--------------------------------------------------------------------------------
21. Amend Executive Compensation Plan tied to Performance                Against
    (Bonus Banking) (SHP)
--------------------------------------------------------------------------------

      These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

      We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

--------------------------------------------------------------------------------
22. Approve Remuneration for Directors and Auditors                 Case-by-case
--------------------------------------------------------------------------------

      We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we engage the company directly.

--------------------------------------------------------------------------------
23. Approve Remuneration Reports                                    Case-by-case
--------------------------------------------------------------------------------

      In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance.

      We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

      In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

--------------------------------------------------------------------------------
24. Approve Retirement Bonuses for Directors                        Case-by-case
    (Japan and South Korea)
--------------------------------------------------------------------------------

      Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board's discretion. We will analyze such proposals on a case-by-case basis, considering management's commitment to maximizing long-term shareholder value.

--------------------------------------------------------------------------------
25. Approve Special Payments to Continuing Directors and            Case-by-case
    Auditors (Japan)
--------------------------------------------------------------------------------

      In conjunction with the abolition of a company's retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

--------------------------------------------------------------------------------
26. Disclose Executive and Director Pay (SHP)                       Case-by-case
--------------------------------------------------------------------------------

      In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

--------------------------------------------------------------------------------
27. Exclude Pension Income from Performance-based Compensation (SHP)         For
--------------------------------------------------------------------------------

      We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

--------------------------------------------------------------------------------
28. Executive and Employee Compensation Plans                       Case-by-case
--------------------------------------------------------------------------------

      Executive and employee compensation plans ("Compensation Plans") usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company's Compensation Plan helps to align the long-term interests of management with shareholders:

      o Valid measures of business performance tied to the firm's strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

      o Compensation costs should be managed in the same way as any other expense;

      o Compensation should reflect management's handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

      o In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

      Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

--------------------------------------------------------------------------------
29. Limit Dividend Payments to Executives (SHP)                          Against
--------------------------------------------------------------------------------

      We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

--------------------------------------------------------------------------------
30. Limit Executive Pay (SHP)                                       Case-by-case
--------------------------------------------------------------------------------

      We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

--------------------------------------------------------------------------------
31. Mandatory Holding Periods (SHP)                                      Against
--------------------------------------------------------------------------------

      We generally vote against shareholder proposals asking companies to require a company's executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding "cashless" option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

--------------------------------------------------------------------------------
32. Pay Directors Only in Stock (SHP)                                    Against
--------------------------------------------------------------------------------

      As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

--------------------------------------------------------------------------------
33. Performance-based Stock Option Plans (SHP)                      Case-by-case
--------------------------------------------------------------------------------

      These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

--------------------------------------------------------------------------------
34. Prohibit Relocation Benefits to Senior Executives (SHP)              Against
--------------------------------------------------------------------------------

      We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

--------------------------------------------------------------------------------
35. Recovery of Performance-based Compensation (SHP)                         For
--------------------------------------------------------------------------------

      We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

--------------------------------------------------------------------------------
36. Single Trigger Change-in-Control Agreements (SHP)               Case-by-case
--------------------------------------------------------------------------------

      Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

      We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

--------------------------------------------------------------------------------
37. Submit Golden Parachutes/Severance Plans to a                 Case-by-case
    Shareholder Vote (SHP)
--------------------------------------------------------------------------------

      Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer's base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

--------------------------------------------------------------------------------
38. Submit Golden Parachutes/Severance Plans to a Shareholder     Case-by-case
    Vote prior to their being Negotiated by Management (SHP)
--------------------------------------------------------------------------------

      We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

--------------------------------------------------------------------------------
39. Submit Option Re-pricing to a Shareholder Vote (SHP)                     For
--------------------------------------------------------------------------------

      Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

--------------------------------------------------------------------------------
40. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)      For
--------------------------------------------------------------------------------

      Survivor benefit compensation plans, or "golden coffins", can require a company to make substantial payments or awards to a senior executive's beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

      We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

                3.3 Capital Changes and Anti-Takeover Proposals
                    -------------------------------------------

--------------------------------------------------------------------------------
41. Amend Exclusive Forum Bylaw (SHP)                                    Against
--------------------------------------------------------------------------------

      We will generally oppose proposals that ask the board to repeal the company's exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company's incorporation. The courts within the state of incorporation are considered best suited to interpret that state's laws.

--------------------------------------------------------------------------------
42. Amend Net Operating Loss ("NOL") Rights Plans                            For
--------------------------------------------------------------------------------

      NOL Rights Plans are established to protect a company's net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a longterm anti-takeover device.

--------------------------------------------------------------------------------
43. Authorize Share Repurchase                                               For
--------------------------------------------------------------------------------

      We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

      Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

--------------------------------------------------------------------------------
44. Blank Check Preferred Stock                                          Against
--------------------------------------------------------------------------------

      Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a "poison pill" defense or some other entrenchment device.

      We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

--------------------------------------------------------------------------------
45. Corporate Restructurings, Merger Proposals and Spin-Offs        Case-by-case
--------------------------------------------------------------------------------

      Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

--------------------------------------------------------------------------------
46. Elimination of Preemptive Rights                                Case-by-case
--------------------------------------------------------------------------------

      Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management's attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

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47. Expensing Stock Options (SHP)                                            For
--------------------------------------------------------------------------------

      U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

--------------------------------------------------------------------------------
48. Fair Price Provisions                                           Case-by-case
--------------------------------------------------------------------------------

      A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

      Fair pricing provisions attempt to prevent the "two tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

      We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

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49. Increase Authorized Common Stock                                Case-by-case
--------------------------------------------------------------------------------

      In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm's cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a "poison pill" or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions - going beyond the standard "general corporate purposes" - must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

      In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

--------------------------------------------------------------------------------
50. Issuance of Equity without Preemptive Rights                             For
--------------------------------------------------------------------------------

      We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company's outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a "poison pill" mechanism).

--------------------------------------------------------------------------------
51. Issuance of Stock with Unequal Voting Rights                    Case-by-case
--------------------------------------------------------------------------------

      Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company's strategy.

--------------------------------------------------------------------------------
52. Net Long Position Requirement                                            For
--------------------------------------------------------------------------------

      We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

--------------------------------------------------------------------------------
53. Opt Out of State Anti-takeover Law (US) (SHP)                   Case-by-case
--------------------------------------------------------------------------------

      Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

      Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state's anti-takeover laws are different and must be considered in the totality of all of a company's takeover defenses, we review these proposals on a case-by-case basis.

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54. Reincorporation                                                 Case-by-case
--------------------------------------------------------------------------------

      There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management's stated reasons for the proposed move.

      Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company's business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

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55. Reincorporation to Another jurisdiction to Permit               Case-by-case
    Majority Voting or Other Changes in Corporate
    Governance (SHP)
--------------------------------------------------------------------------------

      If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

--------------------------------------------------------------------------------
56. Stock Splits                                                             For
--------------------------------------------------------------------------------

      Stock splits are intended to increase the liquidity of a company's common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

--------------------------------------------------------------------------------
57. Submit Company's Shareholder Rights Plan to Shareholder Vote (SHP)       For
--------------------------------------------------------------------------------

      Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

      We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

--------------------------------------------------------------------------------
58. Transferrable Stock Options                                     Case-by-case
--------------------------------------------------------------------------------

      In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

      These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management's exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

                             3.4 Auditor Proposals
                                 -----------------

--------------------------------------------------------------------------------
59. Appointment of Auditors                                                  For
--------------------------------------------------------------------------------

      We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

      We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

--------------------------------------------------------------------------------
60. Approval of Financial Statements                                         For
--------------------------------------------------------------------------------

      In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

--------------------------------------------------------------------------------
61. Approval of Internal Statutory Auditors                                  For
--------------------------------------------------------------------------------

      Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company's board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management's nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

--------------------------------------------------------------------------------
62. Limit Compensation Consultant Services (SHP)                         Against
--------------------------------------------------------------------------------

      These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

      In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

      We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

      We generally apply these principles for non-US companies as well.

--------------------------------------------------------------------------------
63. Limitation of Liability of External Statutory                   Case-by-case
    Auditors (Japan)
--------------------------------------------------------------------------------

      In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company's articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company's articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

      We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

--------------------------------------------------------------------------------
64. Separating Auditors and Consultants (SHP)                       Case-by-case
--------------------------------------------------------------------------------

      We believe that a company serves its shareholders' interests by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services.

      We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

      We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

                  3.5 Shareholder Access and Voting Proposals
                      ---------------------------------------

--------------------------------------------------------------------------------
65. A Shareholder's Right to Call Special Meetings (SHP)            Case-by-case
--------------------------------------------------------------------------------

      Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

      We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

      From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

--------------------------------------------------------------------------------
66. Adopt Cumulative Voting (SHP)                                   Case-by-case
--------------------------------------------------------------------------------

      Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

      We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company's ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

      Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

--------------------------------------------------------------------------------
67. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)       For
--------------------------------------------------------------------------------

      In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

--------------------------------------------------------------------------------
68. Early Disclosure of Voting Results (SHP)                             Against
--------------------------------------------------------------------------------

      These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company's annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

--------------------------------------------------------------------------------
69. Implement Confidential Voting (SHP)                                      For
--------------------------------------------------------------------------------

      Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

      We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

--------------------------------------------------------------------------------
70. Limiting a Shareholder's Right to Call Special Meetings              Against
--------------------------------------------------------------------------------

      Companies contend that limitations on shareholders' rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

      In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

--------------------------------------------------------------------------------
71. Permit a Shareholder's Right to Act by Written Consent (SHP)             For
--------------------------------------------------------------------------------

      Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

--------------------------------------------------------------------------------
72. Proxy Access for Annual Meetings (SHP)                                   For
--------------------------------------------------------------------------------

      These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

      Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out "nuisance" proposals.

      We have voted in favor of certain resolutions calling for enhancement of shareholders' ability to access proxy materials to increase corporate boards' attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

      To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC's proposed proxy reform in 2009 intended to solve the problem of shareholders' limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of "significant, long-term shareholders" in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed "significant and longterm" if they own at least three percent of the company's shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC's 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule's effect on efficiency, competition and capital formation. We continue to monitor the situation.

      From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

--------------------------------------------------------------------------------
73. Reduce Meeting Notification from 21 Days to 14 Days (U.K.)               For
--------------------------------------------------------------------------------

      Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

      A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

--------------------------------------------------------------------------------
74. Rotation of Locale for Annual Meeting (SHP)                          Against
--------------------------------------------------------------------------------

      Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

--------------------------------------------------------------------------------
75. Shareholder Proponent Engagement Process (SHP)                           For
--------------------------------------------------------------------------------

      We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

--------------------------------------------------------------------------------
76. Supermajority Vote Requirements                                      Against
--------------------------------------------------------------------------------

      A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

      In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

               3.6 Environmental, Social and Disclosure Proposals
                   ----------------------------------------------

--------------------------------------------------------------------------------
77. Adopt a Special Corporate Policy for SEC Rule 10b5-1                 Against
    and Other Trading Plans (US) (SHP)
--------------------------------------------------------------------------------

      These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

--------------------------------------------------------------------------------
78. Adopt Guidelines for Country Selection (SHP)                    Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

--------------------------------------------------------------------------------
79. Amend EEO Statement to Include a Reference to Sexual                     For
    Orientation (US) (SHP)
--------------------------------------------------------------------------------

      We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

--------------------------------------------------------------------------------
80. Animal Testing (SHP)                                            Case-by-case
--------------------------------------------------------------------------------

      Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

--------------------------------------------------------------------------------
81. Anti-Greenmail Proposal (SHP)                                            For
--------------------------------------------------------------------------------

      Greenmails, commonly referred to as "legal corporate blackmail," are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the ability of that company's board to acquire blocks of another company's stock at above-market prices.

      We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated antitakeover features.

--------------------------------------------------------------------------------
82. Charitable Contributions (SHP)                                  Case-by-case
--------------------------------------------------------------------------------

      We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

--------------------------------------------------------------------------------
83. Genetically Altered or Engineered Food (SHP)                    Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

--------------------------------------------------------------------------------
84. Global Labor Standards (SHP)                                             For
--------------------------------------------------------------------------------

      These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization's Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

--------------------------------------------------------------------------------
85. Global Warming; Reduction of Greenhouse Gas Emissions (SHP)     Case-by-case
--------------------------------------------------------------------------------

      Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents' requests would be overly costly for, or unduly burdensome on, the company.

--------------------------------------------------------------------------------
86. Implement the MacBride Principles (Northern Ireland) (SHP)      Case-by-case
--------------------------------------------------------------------------------

      The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

      Supporters argue that the MacBride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the "hassle factor" of doing business in the economically troubled area and reduce the attractiveness of investments.

--------------------------------------------------------------------------------
87. Include Sustainability as a Performance Measure (SHP)           Case-by-case
--------------------------------------------------------------------------------

      We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

--------------------------------------------------------------------------------
88. Military Issues (SHP)                                           Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

--------------------------------------------------------------------------------
89. Nuclear Waste Disposal (SHP)                                    Case-by-case
--------------------------------------------------------------------------------

      These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

--------------------------------------------------------------------------------
90. Other Business                                                       Against
--------------------------------------------------------------------------------

      In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

--------------------------------------------------------------------------------
91. Pharmaceutical Pricing (US) (SHP)                               Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

--------------------------------------------------------------------------------
92. Plant Closings (US) (SHP)                                       Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

--------------------------------------------------------------------------------
93. Reimbursement of Shareholder Proposal Expenses (SHP)                 Against
--------------------------------------------------------------------------------

      These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

--------------------------------------------------------------------------------
94. Report on Pay Disparity (SHP)                                   Case-by-case
--------------------------------------------------------------------------------

      A report on pay disparity compares the total compensation of a company's executive officers with that of the company's lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is "excessive", and information on whether greater oversight is needed over certain aspects of the company's compensation policies.

      Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company's lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

--------------------------------------------------------------------------------
95. Report on Water Pollution Prevention Measures (SHP)                      For
--------------------------------------------------------------------------------

      We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company's own (and its contractors') facilities, taking into account national legislation and practicality.

--------------------------------------------------------------------------------
96. Report on Workplace Diversity and/or Employment Policies (SHP)           For
--------------------------------------------------------------------------------

      Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

--------------------------------------------------------------------------------
97. Reporting Political Contributions; Lobbying Expenses (SHP)               For
--------------------------------------------------------------------------------

      We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

--------------------------------------------------------------------------------
98. Submit Political Spending Program to Shareholder Advisory            Against
    Vote (SHP)
--------------------------------------------------------------------------------

      We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company's political spending program. We believe such proposals are overly intrusive on management's discretion.

--------------------------------------------------------------------------------
99. Sustainability Report (SHP)                                              For
--------------------------------------------------------------------------------

      We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

      Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This "triple bottom line" can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

      Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies' social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

--------------------------------------------------------------------------------
100. The CERES Principles (SHP)                                     Case-by-case
--------------------------------------------------------------------------------

      Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

--------------------------------------------------------------------------------
101. Tobacco (SHP)
--------------------------------------------------------------------------------

      Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

      a.    End Production of Tobacco Products                           Against
            --------------------------------------------------------------------

      These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company's risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

      Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

      b.    Spin-off Tobacco-related Business                       Case-by-case
            --------------------------------------------------------------------

      The motivation for these proposals is generally in line with what we have described immediately above -- proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies' systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spinoff its tobacco-related operating segment/subsidiary.

      When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company's risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

4.    Conflicts of Interest

      4.1   Introduction

            As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

            We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict.

      4.2   Adherence to Stated Proxy Voting Policies

            Votes generally are cast in accordance with this policy(3). In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

--------
(3) From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client's best interests.

      4.3   Disclosure of Conflicts

            When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

      4.4   Potential Conflicts List

            No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the "Potential Conflicts List"). The Potential Conflicts List includes:

            o Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International ("MSCI") Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

            o Publicly-traded companies that distribute AllianceBernstein mutual funds;

            o Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

            o Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

            o     Publicly-traded affiliated companies;

            o Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

            o Any other conflict of which a Proxy Committee member becomes aware(4).

--------
(4) The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.


            We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section
            3.6 below. We document all instances when the independent compliance officer determines our vote.

      4.5   Determine Existence of Conflict of Interest

            When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

            o If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy and our client's position on the proposal, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position, and is also consistent with the views of ISS, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer ("ICO"). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO's review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

      4.6   Review of Third Party Research Service Conflicts of Interest

            We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

      4.7   Confidential Voting

            It is AllianceBernstein's policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission ("SEC"), and we generally post all votes to our public website the quarter after the vote has been cast.

            We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

            On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

            Any substantive contact regarding proxy issues from the issuer, the issuer's agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

      4.8   A Note Regarding AllianceBernstein's Structure

            AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

            As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange ("NYSE"), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.    Voting Transparency

      We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.    Recordkeeping

      All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

      6.1   Proxy Voting Policy

            The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

      6.2   Proxy Statements Received Regarding Client Securities

            For U.S. Securities(5), AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

--------
(5) U.S. securities are defined as securities of issuers required to make reports pursuant to ss.12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.


      6.3   Records of Votes Cast on Behalf of Clients

            Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

      6.4   Records of Clients Requests for Proxy Voting Information

            Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients' proxies will be kept in the Client Group.

      6.5 Documents Prepared by AllianceBernstein that are Material to Voting Decisions

            The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional's opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.    Proxy Voting Procedures

      7.1   Vote Administration

            In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients' holdings globally.

            Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS's offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS's web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge's ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS's Taft-Hartley Voting Policy.

            If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

      7.2   Share blocking

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.

            During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

            We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

      7.3   Loaned Securities

            Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

                                    EXHIBIT

                            PROXY COMMITTEE MEMBERS
                            -----------------------

The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee
---------------

Vincent DuPont:   SVP-Equities

Linda Giuliano:   SVP-Equities

Saskia Kort:      AVP-Equities

David Lesser:     VP-Legal

James MacGregor:  SVP-Equities

Mark Manley:      SVP-Legal

Ryan Oden:        Equities

Anthony Rizzi:    VP-Operations

                                    EXHIBIT

                         PROXY VOTING GUIDELINE SUMMARY
                         ------------------------------

--------------------------------------------------------------------------------
 Shareholder
  Proposal                                          For    Against  Case-by-Case
--------------------------------------------------------------------------------

                          Board and Director Proposals

--------------------------------------------------------------------------------

           Changes in Board Structure and            X
           Amending the Articles of Incorporation
--------------------------------------------------------------------------------
           Classified Boards                                X
--------------------------------------------------------------------------------
           Director Liability and                                      X
           Indemnification
--------------------------------------------------------------------------------
    X      Disclose CEO Succession Plan              X
--------------------------------------------------------------------------------
           Election of Directors                     X
--------------------------------------------------------------------------------
           Controlled Company Exemption                                X
--------------------------------------------------------------------------------
           Voting for Director Nominees in a                           X
           Contested Election
--------------------------------------------------------------------------------
    X      Establish Additional Board                                  X
           Committees
--------------------------------------------------------------------------------
    X      Independent Lead Director                 X
--------------------------------------------------------------------------------
    X      Limit Term of Directorship;                                 X
           Establish Mandatory Retirement Age
--------------------------------------------------------------------------------
    X      Majority of Independent Directors         X
--------------------------------------------------------------------------------
    X      Majority of Independent Directors         X
           on Key Committees
--------------------------------------------------------------------------------
    X      Majority Votes for Directors              X
--------------------------------------------------------------------------------
    X      Prohibit CEOs from Serving on                    X
           Compensation Committees
--------------------------------------------------------------------------------
    X      Removal of Directors Without Cause        X
--------------------------------------------------------------------------------
    X      Require Independent Board Chairman                          X
--------------------------------------------------------------------------------
    X      Require Two Candidates for Each                  X
           Board Seat
--------------------------------------------------------------------------------
    X      Stock Ownership Requirement                      X
--------------------------------------------------------------------------------

                        Compensation Proposals

--------------------------------------------------------------------------------

    X      Accelerated Vesting of Equity                               X
           Compensation Awards-Change of Control
--------------------------------------------------------------------------------
    X      Adopt Form of Employment Contract                           X
--------------------------------------------------------------------------------
    X      Adopt Policies to Prohibit any Death             X
           Benefits to Senior Executives
--------------------------------------------------------------------------------
    X      Advisory Vote to Ratify Directors'                          X
           Compensation
--------------------------------------------------------------------------------
    X      Amend Executive Compensation Plan                X
           tied to Performance (Bonus Banking)
--------------------------------------------------------------------------------
           Approve Remuneration for Directors                          X
           and Auditors
--------------------------------------------------------------------------------
           Approve Remuneration Reports                                X
--------------------------------------------------------------------------------
           Approve Retirement Bonuses for                              X
           Directors (Japan and South Korea)
--------------------------------------------------------------------------------
           Approve Special Payments to Continuing                      X
           Directors and Auditors (Japan)
--------------------------------------------------------------------------------
    X      Disclose Executive and Director Pay                         X
--------------------------------------------------------------------------------
    X      Exclude Pension Income from               X
           Performance-based Compensation
--------------------------------------------------------------------------------
           Executive and Employee Compensation                         X
           Plans
--------------------------------------------------------------------------------
    X      Limit Dividend Payments to Executives            X
--------------------------------------------------------------------------------
    X      Limit Executive Pay                                         X
--------------------------------------------------------------------------------
    X      Mandatory Holding Periods                        X
--------------------------------------------------------------------------------
    X      Pay Directors Only in Stock                      X
--------------------------------------------------------------------------------
    X      Performance-based Stock Option Plans                        X
--------------------------------------------------------------------------------
    X      Prohibit Relocation Benefits to                  X
           Senior Executives
--------------------------------------------------------------------------------
    X      Recovery of Performance-based             X
           Compensation
--------------------------------------------------------------------------------
    X      Single Trigger Change-in-Control                            X
           Agreements
--------------------------------------------------------------------------------
    X      Submit Golden Parachutes/Severance                          X
           Plans to a Shareholder Vote
--------------------------------------------------------------------------------
    X      Submit Golden Parachutes/Severance                          X
           Plans  to  a Shareholder Vote prior
           to their being Negotiated by Management
--------------------------------------------------------------------------------
    X      Submit Option Re-pricing to a             X
           Shareholder Vote
--------------------------------------------------------------------------------
    X      Submit Survivor Benefit Compensation      X
           Plans to a Shareholder Vote
--------------------------------------------------------------------------------

                  Capital Changes and Anti-Take Over Proposals

--------------------------------------------------------------------------------
    X      Amend Exclusive Forum Bylaw                      X
--------------------------------------------------------------------------------
           Amend Net Operating Loss ("NOL")          X
           Rights Plans
--------------------------------------------------------------------------------
           Authorize Share Repurchase                X
--------------------------------------------------------------------------------
           Blank Check Preferred Stock                      X
--------------------------------------------------------------------------------
           Corporate Restructurings, Merger                            X
           Proposals and Spin-offs
--------------------------------------------------------------------------------
           Elimination of Preemptive Rights                            X
--------------------------------------------------------------------------------
    X      Expensing Stock Options                   X
--------------------------------------------------------------------------------
           Fair Price Provisions                                       X
--------------------------------------------------------------------------------
           Increase Authorized Common Stock                            X
--------------------------------------------------------------------------------
           Issuance of Equity without                X
           Preemptive Rights
--------------------------------------------------------------------------------
           Issuance of Stock with Unequal                              X
           Voting Rights
--------------------------------------------------------------------------------
           Net Long Position Requirement             X
--------------------------------------------------------------------------------
    X      Opt Out of State Anti-takeover Law (US)                     X
--------------------------------------------------------------------------------
           Reincorporation                                             X
--------------------------------------------------------------------------------
    X      Reincorporation to Another jurisdiction                     X
           to Permit Majority Voting or Other
           Changes in Corporate Governance
--------------------------------------------------------------------------------
           Stock Splits                              X
--------------------------------------------------------------------------------
    X      Submit Company's Shareholder Rights       X
           Plan to a Shareholder Vote
--------------------------------------------------------------------------------
           Transferrable Stock Options                                 X
--------------------------------------------------------------------------------

                               Auditor Proposals

--------------------------------------------------------------------------------
           Appointment of Auditors                   X
--------------------------------------------------------------------------------
           Approval of Financial Statements          X
--------------------------------------------------------------------------------
           Approval of Internal Statutory Auditors   X
--------------------------------------------------------------------------------
    X      Limit Compensation Consultant Services           X
--------------------------------------------------------------------------------
           Limitation of Liability of External                         X
           Statutory Auditors (Japan)
--------------------------------------------------------------------------------
    X      Separating Auditors and Consultants                         X
--------------------------------------------------------------------------------

                     Shareholder Access & Voting Proposals

--------------------------------------------------------------------------------
    X      A Shareholder's Right to Call Special                       X
           Meetings
--------------------------------------------------------------------------------
    X      Adopt Cumulative Voting                                     X
--------------------------------------------------------------------------------
    X      Adopt Cumulative Voting in Dual           X
           Shareholder Class Structures
--------------------------------------------------------------------------------
    X      Early Disclosure of Voting Results               X
--------------------------------------------------------------------------------
    X      Implement Confidential Voting             X
--------------------------------------------------------------------------------
           Limiting a Shareholder's Right to                X
           Call Special Meetings
--------------------------------------------------------------------------------
    X      Permit a Shareholder's Right to Act       X
           by Written Consent
--------------------------------------------------------------------------------
    X      Proxy Access for Annual Meetings          X
--------------------------------------------------------------------------------
           Reduce Meeting Notification from 21       X
           Days to 14 Days (U.K.)
--------------------------------------------------------------------------------
    X      Rotation of Locale for Annual Meeting            X
--------------------------------------------------------------------------------
    X      Shareholder Proponent Engagement Process  X
--------------------------------------------------------------------------------
           Supermajority Vote Requirements                  X
--------------------------------------------------------------------------------

                  Environmental & Social, Disclosure Proposals

--------------------------------------------------------------------------------
    X      Adopt a Special Corporate Policy for             X
           SEC Rule 1b5-1 and Other Trading Plans
--------------------------------------------------------------------------------
    X      Adopt Guidelines for Country Selection                      X
--------------------------------------------------------------------------------
    X      Amend EEO Statement to Include a          X
           Reference to Sexual Orientation
--------------------------------------------------------------------------------
    X      Animal Testing                                              X
--------------------------------------------------------------------------------
    X      Anti-Greenmail Proposal                   X
--------------------------------------------------------------------------------
    X      Charitable Contributions                                    X
--------------------------------------------------------------------------------
    X      Genetically Altered or Engineered Food                      X
--------------------------------------------------------------------------------
    X      Global Labor Standards                    X
--------------------------------------------------------------------------------
    X      Global Warming; Reduction of Greenhouse                     X
           Gas Emissions
--------------------------------------------------------------------------------
    X      Implement the MacBride Principles                           X
           (Northern Ireland)
--------------------------------------------------------------------------------
    X      Include Sustainability as a                                 X
           Performance Measure
--------------------------------------------------------------------------------
    X      Military Issues                                             X
--------------------------------------------------------------------------------
    X      Nuclear Waste Disposal                                      X
--------------------------------------------------------------------------------
           Other Business                                   X
--------------------------------------------------------------------------------
    X      Pharmaceutical Pricing                                      X
--------------------------------------------------------------------------------
    X      Plant Closings                                              X
--------------------------------------------------------------------------------
    X      Reimbursement of Shareholder Proposal            X
           Expenses
--------------------------------------------------------------------------------
    X      Report on Collateral in Derivatives              X
           Trading
--------------------------------------------------------------------------------
    X      Report on Pay Disparity                                     X
--------------------------------------------------------------------------------
    X      Report on Water Pollution Prevention      X
           Measures
--------------------------------------------------------------------------------
    X      Report on Workplace Diversity and/or      X
           Employment Policies
--------------------------------------------------------------------------------
    X      Reporting Political Contributions;        X
           Lobbying Expenses
--------------------------------------------------------------------------------
    X      Submit Political Spending Program to             X
           Shareholder Advisory Vote
--------------------------------------------------------------------------------
    X      Sustainability Report                     X
--------------------------------------------------------------------------------
    X      The CERES Principles                                        X
--------------------------------------------------------------------------------
           Tobacco
--------------------------------------------------------------------------------
    X      End Production of Tobacco Products               X
--------------------------------------------------------------------------------
    X      Spin-off Tobacco-related Business                           X
--------------------------------------------------------------------------------

                                    EXHIBIT

                     PROXY VOTING CONFLICT OF INTEREST FORM
                     --------------------------------------

           ___________                                         __________
Name of   |           |                         Date of       |          |
Security  |___________|                         Shareholder   |          |
                                                Meeting       |__________|

Short description of the conflict (client, mutual fund distributor, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

2.  Is our proposed vote contrary to our client's position?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

   [_] A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

   [_] A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

   [_] If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval                 Prepared by:
(if necessary. Email approval is acceptable.):
                                                        ------------------------

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

--------------------------------
Philip Kirstein                                         Print Name:
                                                        (______________________)
                                                        Date: __________________
Date:  __________________

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

                                    EXHIBIT

              STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
              ----------------------------------------------------

                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1.   Introduction

     AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

     Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

     SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.   Approach to ESG

     Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.   Commitment to the PRI

     In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

     After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

     In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

     The six Principles are:

            1. We will incorporate ESG issues into investment research and decision-making processes.

            AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

            2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

            AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

            3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

            AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

            4. We will promote acceptance and implementation of the Principles within the investment industry.

            AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

            5. We will work together to enhance our effectiveness in implementing the Principles.

            AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

            6. We will report on our activities and progress towards implementing the Principles.

            AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.   RI Committee

     Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

     The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

     If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

     Travis Allen:          SVP-Private Client, Washington, DC
     Erin Bigley:           SVP-Fixed Income, New York
     Valerie Brown:         SVP-Equities, New York
     Nicholas Davidson:     SVP-Value, London
     Paul DeNoon:           SVP-Fixed Income, New York
     Linda Giuliano:        SVP-Equities, New York
     Saskia Kort:           AVP-Equities, London
     Christopher Kotowicz:  SVP-Growth, Chicago
     David Lesser:          VP-Legal, New York
     Mark Manley:           SVP-Legal, New York
     Takuji Oya:            SVP-Growth, Japan
     Guy Prochilo:          SVP-Institutional Investments, New York
     Nitish Sharma:         SVP- Institutional Investments, Australia
     Liz Smith:             SVP-Institutional Investments, New York
     Willem Van Gijzen:     VP-Institutional Investments, Netherlands
     James Wallin:          SVP-Fixed Income, New York

                                     PART C
                               OTHER INFORMATION

ITEM 28.    EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated, February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a) to Post-Effective Amendment No. 87 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated November 2, 2007 and filed June 18, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2009.

            (3) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 3, 2009
                  - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 93 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 21, 2009.

            (4) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 17, 2009 and filed December 21, 2009 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 95 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 26, 2010.

            (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 22, 2010 and filed September 22, 2010 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 99 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2011.

            (6) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 103 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on September 23, 2011.

            (7) Articles Supplementary to Articles of Incorporation of the Registrant, dated January 6, 2012 and filed January 12, 2012 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (8) Articles Supplementary to Articles of Incorporation of the Registrant, dated March 5, 2013 and filed March 6, 2013 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (9) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 21, 2013 and filed November 25, 2013 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (10) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 30, 2013 and filed January 13, 2014
                  - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 122 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2014.

            (11) Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014
                  - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 123 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 12, 2014.

            (12) Articles Supplementary to Articles of Incorporation of the Registrant, dated April 22, 2014 and filed April 22, 2014 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.


            (13) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 11, 2014 and filed December 1, 2014
                  - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 131 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 12, 2014.

            (14) Articles of Amendment to Articles of Incorporation of the Registrant, dated December 12, 2014 and filed December 12, 2014 - Filed herewith.

            (15) Articles of Amendment to Articles of Incorporation of the Registrant, effective January 20, 2015 and filed January 20, 2015 - Filed herewith.


      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-02383), filed with the Securities and Exchange Commission on May 30, 2006.

      (c)   Not applicable.

      (d) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended December 29, 1992, July 1, 1999, September 7, 2004, June 14, 2006, December 16,
            2009, February 4, 2010, December 7, 2011, May 1, 2013, December 11,
            2013, May 7, 2014 and July 15, 2014 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.), dated as of July 22, 1992, as amended, April 30, 1993 - Incorporated by reference to
                  Exhibit 6(a) to Post-Effective Amendment No. 65 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-48227 and 811-02383), filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated as of June 4, 1996 - Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 2003.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.), dated as of December 16, 2004 - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (5) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (8) Selected Dealer Agreement between Alliance Bernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Loading Fund Operating Agreement between Alliance Bernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1-A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 18, 2009.

            (12) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of August 9, 2013 - Incorporated by reference to Exhibit
                  (e)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly known as
                  Alliance Fund Services, Inc.), dated as of September 14, 1988
                  - Incorporated by reference to Exhibit 9 to Post-Effective
                  Amendment No. 65 of the Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 31, 1997.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.), with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (4) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Government Reserves Portfolio - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (5) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Tax-Aware Fixed Income Portfolio - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (6) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Credit Long/Short Portfolio, dated May 7, 2014 - Incorporated by reference to Exhibit
                  (h)(6) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

            (7) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein High Yield Portfolio, dated July 15, 2014 - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.


      (j)   Consent of Independent Public Accounting Firm - Filed herewith.


      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) above.

      (n) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of the Registrant (File
                  Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000.

            (2)   Code of Ethics for AllianceBernstein L.P. and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

      Other Exhibits:

                  Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and
            Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

            (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

            Section 10. Indemnification.

                  (a) The Fund agrees to indemnify, defend and hold the
            Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

            4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

                  Insofar as indemnification for liabilities arising under the
            Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.


                  The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.


ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.


            The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.


ITEM 32.    Principal Underwriters

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:


            AB Blended Style Series, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Exchange Reserves
            AB Fixed-Income Shares, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Global Thematic Growth Fund, Inc.
            AB Growth and Income Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(1)
            AB International Growth Fund, Inc.
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Short Duration Portfolio(1)
            AB Tax-Managed International Portfolio(1)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AB Pooling Portfolios
            The AB Portfolios


--------
(1)   This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                             POSITIONS AND               POSITIONS AND
NAME                         OFFICES WITH UNDERWRITER    OFFICES WITH REGISTRANT
----                         ------------------------    -----------------------

Directors
---------

Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,      Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Laura A. Channell            Vice President

Mikhail Cheskis              Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and          Assistant Secretary
                             Counsel

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Matthew J. Malvey            Vice President

Robert A. Mancini            Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President              Assistant Controller

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

James M. Broderick           Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Gregory R. Handrahan         Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

Charissa A. Pal              Assistant Vice President

Brian W. Paulson             Assistant Vice President

Pablo Perez                  Assistant Vice President

Tricia L. Psychas            Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Richard A. Schwam            Assistant Vice President

Nicholas A. Semko            Assistant Vice President

Chizu Soga                   Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Matthew J. Wrzesniewsky      Assistant Vice President

Colin T. Burke               Assistant Secretary

      (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 29th day of January, 2015.

                                         AB BOND FUND, INC.


                                             By: Robert M. Keith*
                                                 ----------------
                                                 Robert M. Keith
                                                 President

            Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                         Title                 Date
      ---------                         -----                 ----

1)    Principal Executive
      Officer:


      Robert M. Keith*                  President and         January 29, 2015
      ----------------                  Chief Executive
      Robert M. Keith                   Officer


2)    Principal Financial
      and Accounting Officer:


      /s/ Joseph J. Mantineo            Treasurer and         January 29, 2015
      ----------------------            Chief Financial
          Joseph J. Mantineo            Officer



3)    Directors:
      ----------

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By: /s/ Stephen J. Laffey                              January 29, 2015
           ---------------------
               Stephen J. Laffey
               (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------


(a)(14)                 Articles of Amendment to Articles of Incorporation

(a)(15)                 Articles of Amendment to Articles of Incorporation

(i)                     Opinion and Consent of Seward & Kissel LLP

(j)                     Consent of Independent Registered Public Accounting Firm